Exhibit 4.17

Agreement Type: CLASS II STFC LDN/LDI x SMP INTERCONNECTION

BrT Nº: Agreement        /2003

Parties:
       Brasil Telecom S.A. (BrT)
       TIM SUL S.A. (Tim SUL)

TABLE OF CONTENTS

Title	Page

CLAUSE ONE - SUBJECT MATTER
CLAUSE TWO - APPLICABLE LAWS, REGULATION AND DOCUMENTS
CLAUSE THREE - DOCUMENTS
CLAUSE FOUR - BRASIL TELECOM AND TIM SUL COMMON OBLIGATIONS
CLAUSE FIVE - PRICES AND TERMS OF PAYMENT
CLAUSE SIX - DURATION AND TERMINATION
CLAUSE SEVEN - FORCE MAJEURE OR ACTS OF GOD
CLAUSE EIGHT - CONFIDENTIALITY
CLAUSE NINE - AGREEMENT MANAGEMENT
CLAUSE TEN - DISPUTE RESOLUTION
CLAUSE ELEVEN - AGREEMENT APPROVAL
CLAUSE TWELVE - ARBITRATION
CLAUSE THIRTEEN - MISCELLANEOUS
CLAUSE FOURTEEN - JURISDICTION

ATTACHMENT 1 - GENERAL AGREEMENT CONDITIONS
ATTACHMENT 2 - DETRAF SETTLEMENT PROCEDURE
ATTACHMENT 3 - TECHNICAL INTERCONNECTION PROJECT
ATTACHMENT 4 - VU-M CHARGES

AGREEMENT ON THE INTERCONNECTION OF BRASIL TELECOM LDN-LDI
STFC AND TIM SUL SMP NETWORKS

BRASIL TELECOM S/A, incumbent operator of the Serviço de Telefonia Fixa Comutada, the Public Switched Telephone Service (STFC), CNPJ 76.535.764/0001-43, headquartered at SIA Sul - ASP - Quadra B - Lote D, in the city of Brasília, Distrito Federal, herein represented as provided by its Articles of Organization; hereinafter called BRASIL TELECOM; and

TIM SUL S.A. (new name of TELEPAR CELULAR S.A., into which TELESC CELULAR S.A. and CTMR CELULAR S.A. were merged), a private corporate body headquartered in Curitiba - Paraná, at Rua Comendador Araújo, 299, CNPJ 02.332.397/0001-44, private operator of the Serviço Móvel Pessoal, the Personal Communication Services (SMP) under Authorization Agreements executed with Agência Nacional de Telecomunicações - ANATEL, herein represented as provided in its Articles of Organization; hereinafter called TIM SUL;

Each one of them, individually, hereinafter called Party and, jointly Parties;

WHEREAS:

(a) BRASIL TELECOM has a concession to provide Serviço Telefônico Fixo Comutado, the Public Switched Telephone Service (STFC) to the public at large, both for local and domestic long-distance (LDN) calls, in PGO Region II, under Concession Agreements executed with Agência Nacional de Telecomunicações - ANATEL;

(b) TIM SUL changed its Serviço Móvel Celular, the Mobile Telephone Service concession agreement to Serviço Móvel Pessoal, Mobile Cellular Service (SMP);

(c) TIM SUL is authorized to provide private Serviço Móvel Pessoal (SMP) in the PGO Region II, pursuant to the Terms of Authorization executed with Agência Nacional de Telecomunicações - ANATEL,

The Parties HEREBY DECIDE to enter into this Interconnection Agreement (AGREEMENT) to interconnect their telecommunications network within their respective territories, according to the regulations in force and the following clauses and conditions:

CLAUSE ONE - SUBJECT MATTER

1.1 The subject matter of this AGREEMENT is Class II Interconnection, according to the classification set forth in Art. 4 of the Regulamento Geral de Interconexão, the General Interconnection Regulation (GIR), between BRASIL TELECOM’s Domestic Long-Distance and International Long Distance STFC supporting network and TIM SUL’s SMP supporting network, so that users of one of the networks may communicate with users of the other or access services available therein.

1.1.1 The call traffic between networks that is the subject matter of this Agreement concerns the following domestic and international long-distance calls:

(a) LDN calls originating on

(i) a local area network belonging to BRASIL TELECOM or another STFC operator within the SMP home registration area, or
(ii) in the home registration area of another SMP operator,

terminating on TIM SUL’s network in a SMP home registration area other than the originating area, for which BRASIL TELECOM has been selected as the STFC LDN Carrier.
(b) LDN calls between different SMP home registration areas within TIM SUL’s network:

(i) terminating on the local area network belonging to BRASIL TELECOM or another STFC operator, or

(ii) terminating on MTS or SMRS home registration areas, or

(iii) terminating on the home registration area of another SMP operator,

for which BRASIL TELECOM has been selected as the STFC LDN Carrier.

(c) LDN calls between different SMP home registration areas originating on TIM SUL’s network and terminating on TIM SUL’s network, for which BRASIL TELECOM has been selected as the STFC LDN Carrier.

(d) LDI calls:

(i) originating on TIM SUL’s network and terminating abroad, for which BRASIL TELECOM has been selected as the STFC LDI Carrier;

(ii) LDI calls originating abroad and terminating on TIM SUL’s network, for which BRASIL TELECOM has been selected as the STFC LDI Carrier.

CLAUSE TWO - LAWS AND REGULATION

2.1 In signing this Agreement, the parties shall abide by the applicable laws and regulations.

CLAUSE THREE - DOCUMENTS

3.1 The following documents, the content of which is known to both Parties, integrate this AGREEMENT:

- Attachment 1 - General Agreement Conditions

- Attachment 2 - DETRAF Settlement Procedure

- Attachment 3 - Technical Interconnection Project

- Attachment 4 - VU-M Prices

3.2 In case of doubt or inconsistency between the documents mentioned in the preceding item and this Agreement, the Agreement shall prevail. In case of doubt or inconsistency between the other documents, the most recent one shall prevail over the oldest.

3.3 Any omission, error or inconsistency found by one Party in the documents mentioned in item 3.1 shall be immediately informed to the other Party in order to be corrected, thus ensuring the proper fulfillment hereof.

3.4 The substance and form of Attachment 3 - Technical Interconnection Project, shall be kept up to date under an agreement between the parties, but always in accordance with the Agreement provisions.

CLAUSE FOUR - COMMON BRASIL TELECOM AND TIM SUL OBLIGATIONS

4.1 To provide interfaces for the interconnection with the Requested Party network at the interconnection points, using transmission and signaling technology proper to be used in public telecommunication networks.

4.2 To use preferably digital transmission technologies and #7 ISUP common channel signaling for the interfaces.

4.3 For interconnection interfaces, not to impose the use of transmission and signaling technologies rendered obsolete by the corresponding technologies already employed by Requested Party’s network.

4.4 Not to impose conditions implying inefficient network use.

4.5 To make available the interconnection facilities agreed upon in the planning meetings.

4.6 To route the telephone traffic between their networks, in compliance with Attachment 3 - Technical Network Interconnection Project.

4.7 To operate their respective networks so as not to cause a material impact on or harm the exchange functions or services of the other Party and inform that Party, as provided in item 9 of Attachment 1, of any occasional flaws or failures in their networks that could lead to such effects.

4.8 To jointly carry out the tests needed to activate the interconnection points being implemented in their networks with the other network, as provided in item 8 of Attachment 1.

4.9 To notify the other Party in writing about the intended changes in their network that could affect the other Party’s network, or such other Party’s services or users, at least one hundred and twenty-days (120) before the effective date of such change.

4.9.1 In the event the changes might affect the incoming or outgoing signals from the other Party’s network or Users, the causing Party shall propose a network alternative to solve the problem to the other Party, with the same advance notice.

4.9.1.1 Such alternative shall be put in place at no additional cost to the affected Party and shall comply with the characteristics agreed upon herein between the Parties. Such network alternative shall be put in place as soon as feasible and agreed to between the Parties; the agreement shall always precede the making of the intended changes.

4.9.2 The changes informed by one Party shall only be made after the written consent of the other Party is obtained. Such consent, however, shall not be withheld without objective evidence showing the loss resulting from such change; the notified PARTY shall respond within thirty (30) days after receiving the notice.

4.9.2.1 The notified Party’s failure to respond shall be construed as tacit acceptance thereof.

4.10 To keep the performance and quality of their network in compliance with the regulations in force and the provision of item 9, Attachment 1.

4.11 To carry out, on request of the other Party, joint systemic tests as provided in item 8, Attachment 1.

4.12 To jointly determine the scheduled service interruptions and confirm them at least three (3) business days in advance.

4.13 To apply the network protection operational procedures as provided in item 9, Attachment 1.

4.14 To notify the other Party of any failure or fault that could affect or harm the other’s exchange functions or provision of services, as provided in item 10 of Attachment 1.

4.15 To issue the Documento de Declaração de Tráfego e de Prestação de Serviços - DETRAF, the Traffic and Service Provision Document concerning the network use by the other party and settle the accounts according to the provisions of Attachment 2 - DETRAF Settlement Procedures.

4.16 To use the form set forth in item 4, Attachment 1, to request new Interconnection Points or Interconnection Points of Presence, or changes in the existing ones.

4.17 To take responsibility for routing the traffic originating from their network and destined to the other Party’s network, according to the Subject Matter hereof.

4.17.1 To jointly evaluate the causes and consequences of traffic routing contrary to the agreed herein, as well as to determine each Party’s responsibility.

4.18 To ensure their networks interconnectivity and interoperability.

4.19 Without prejudice to the other responsibilities set forth herein or deriving herefrom, each Party to assume responsibility for all administrative or other claims, as well as actions at law, resulting from proven losses deriving from the performance of their duties that might be filed against the other Party by third parties. In such an event, each one of the Parties shall:

a) in the event BRASIL TELECOM or TIM SUL is a party in any complaint, suit or claim related to the subject matter hereof, filed by third parties against one of them but that might affect the other Party, defendant Party shall notify the other immediately and keep that party up to date on the complaint, suit or claim status, without prejudice to the notified Party’s right to be impleaded, as provided in applicable laws.

a1) each one of the Parties shall provide all the reasonable help to the other Party’s defense, in order to protect common interests.

b) take responsibility for the damage its employees and/or agents might from time to time cause to third parties, or to the other Party’s or third party’s employees, equipment and facilities during the performance hereof;

c) comply with and respect the internal rules and procedures of the other Party when the activities hereunder are carried out in that Party’s facilities.

4.20 Hold the other Party harmless from any future claim by any labor, tax, insurance or social security authority resulting from facts related to the performance hereof.

4.21 Also, hold the other Party harmless from any claim originating from the performance hereof filed by one of its employees, contractors, agents or subcontractors concerning noncompliance with the labor, social security and/or tax laws.

CLAUSE FIVE - PRICES AND TERMS OF PAYMENT

5.1 The use of BRASIL TELECOM’s networks involved in routing the calls shall be paid at the maximum of the respective Usage Charges determined by the Granting Authority, as set forth in the Regulamentação de Remuneração pelo Uso das Redes, the Regulation of the Payment for Carrier Network Usage, except for the provisions in 5.6 and 5.7.

5.2 The use of TIM SUL’s networks involved in routing the calls shall be paid at the respective Valores de Uso de Rede Móvel, the Mobile Network Usage Charges (VU-M), according to the provisions of Attachment 4 - VU-M Prices.

5.3 The billing or bill processing faults resulting in justified user complaints shall not exempt the Party responsible for the charge from paying network usage charges.

5.4 The statement of network usage and respective charges shall be prepared monthly in the form of a DETRAF, following the procedures set forth in Attachment 2 - DETRAF Settlement Procedures.

5.5 Rebates granted by any of the Parties on the charges on calls made by subscribers or users, except for agreement between the Parties or directive from a competent administrative or court authority, shall not affect the amounts due to the creditor Party for the use of its network, always in compliance with the regulations.

5.6 Any of the Parties may, at any time and according to the laws in force, grant the other Party rebates on the network usage charges under agreement between the Parties.

5.6.1 The amount and duration of the rebate shall be informed to the other Party at least thirty (30) days before the effective date of the rebate.

5.7 Credits originating from subscriber claims and defaults shall not be taken into account for reversal purposes in DETRAF settlements between BRASIL TELECOM and TIM SUL.

5.8 Payments from one of the Parties to the other shall be made by bank deposit to the respective carrier; each Party shall inform the other its bank, branch and account data no later than thirty (30) days after the execution hereof.

5.8.1 The Parties may agree to other means of payment of the DETRAF amounts due.

5.9 All taxes, whatever their nature, assessed on the subject matter hereof shall be borne solely by the respective taxpayers determined by the tax laws in force, under their sole responsibility, there being no joint or secondary liability between the parties.

5.10 No amounts due hereunder shall be withheld, offset or disallowed by virtue of any other occasional debits or credits that might exist between the Parties.

CLAUSE SIX - DURATION AND TERMINATION

6.1 The Duration of this AGREEMENT is eighteen (18) months, starting from the date of its execution, and can be automatically extended for equal periods of time, unless terminated by any of its Parties, by written notice no later than thirty (30) days before its expiration date, respecting the duration of the respective Concession Agreements and Authorization.

6.1.1 In the event of an automatic extension hereof, both Parties are ensured at any time the right to send notice to the other to discuss any amendments to the clauses and conditions hereof, under mutual agreement.

6.1.2 If, within sixty (60) days after the termination or expiration hereof, the Parties do not come to an understanding on a new Interconnection Agreement, any of the Parties may resort to the arbitration provided in the General Interconnection Regulation.

6.2 This Agreement can be terminated by either Party in the event of total interruption of its performance by virtue of force majeure or Act of God for more than one hundred and twenty (120) days, starting from the date the notice thereof is received.

6.3 No damage or compensation is due from one Party to the other for the termination hereof under item 6.2; however, the applicable settlement of the accounts and full payment of the due contract obligations, or, as the case might be, proportionate settlement of maturing obligations, shall take place. Also, the provisions of item 6.8 hereof shall apply.

6.4 This Agreement can be terminated at any time by any of the Parties by service of process or notice, in the event the other defaults its obligations and provided the defaulted obligation is not fulfilled or a plan for its remediation is not in place within thirty (30) days after receipt of notice thereof and notice to ANATEL.

6.5 This Agreement can also be terminated by any of the Parties, regardless of demand, service of process or notice in the following cases, after notice thereof to ANATEL:

a) bankruptcy, composition with creditors, court-ordered dissolution or liquidation of the other Party;

b) discontinuance of the activities of the other Party for more than twenty (20) days, consecutive or otherwise, in the absence of force majeure or act of God;

c) cancellation of the Concession Agreements and/or Terms of Authorization of one of the Parties.

6.6 In the event the non-defaulting party waives the right to terminate this AGREEMENT as provided in items 6.4 and 6.5.b hereof, such Party may, at its sole discretion, withhold the reciprocal payments - restricted to the items related to network interconnection - due to the defaulting Party, until such Party fully complies with the defaulted contract obligation.

6.7 Irrespective of the provisions of the foregoing items, the defaulting Party causing the termination hereof shall be obliged to pay to the other Party the corresponding losses and direct damages, as defined by law.

6.8 The termination hereof for whatever reason shall not imply interruption of the interconnection of the networks of the Parties hereto. The Parties, in consultation with the Grating Authority, shall ensure that the termination hereof has no adverse effects on final users or BRASIL TELECOM’s and TIM SUL’s fulfillment of their universalization and continuity obligations, and TIM SUL’s fulfillment of its quality and coverage commitments.

6.8.1 The party requesting or causing the termination of this Agreement, or that is replaced, as applicable, shall cooperate in the provision of the service hereunder for the time required to fulfill its outstanding obligations deriving from requests for POI/PPI in progress on the date of such termination.

6.9 Immediately upon the effectiveness of the termination, each Party shall return to the other Party all confidential information, equipment and belongings of the other Party as well as settle all the pending payments, except for the right of the non-defaulting Party to offset from such payments the amount of the penalties owed by the defaulting Party.

CLAUSE SEVEN - FORCE MAJEURE OR ACTS OF GOD

7.1 Events of force majeure or acts of God, as defined in the sole paragraph of article 393 of the Brazilian Civil Code, provided they prevent the Parties from fulfilling their obligations hereunder, exempt them from their liability for such default.

7.1.1 The claims of force majeure or acts of God shall only be accepted if notice thereof is sent within fifteen (15) days from their start and evidence thereof is submitted no later than thirty (30) days after their end.

7.2 Once the effects of the force majeure or act of God cease, the affected deadline shall be reestablished, not exceeding a period equal to the delay.

7.3 If the force majeure or act of God is not proven, the time lost shall be considered a delay for all purposes hereunder.

7.4 The Party behind schedule or guilty of malice at the time of the event of before it shall not be allowed to claim force majeure or act of God.

7.5 Once the effects of the force majeure or act of God cease, the affected Party shall send notice thereof to the other Party, restoring the original status.

7.6 If the force majeure or act of God affects the fulfillment of the obligations hereunder by one of the Parties only in part, the affected Party shall fulfill the obligations not affected by such force majeure or act of God.

CLAUSE EIGHT - CONFIDENTIALITY

8.1 All of the Parties’ proprietary information related to this AGREEMENT or obtained during its performance disclosed by one Party (Disclosing Party) to the Other (Receiving Party) and considered confidential information are subject to the Confidentiality Agreement executed by the Parties.

CLAUSE NINE - AGREEMENT MANAGEMENT

9.1 Each Party shall appoint representatives to coordinate and follow up all the activities, acts and the settlement of issues under its responsibility and related to the performance hereof.

9.2 No later than the date of execution hereof, the Parties shall inform one another their respective Pontos de Serviço e Contato (PSC), the Points of Service and Contact, addresses and normal business hours for the delivery of notices, as well as the person charged with the management of the Agreement by each Party.

9.2.1 Each party, through its representative, may, by sending written notice to the other Party, appoint new AGREEMENT Managers to replace those formerly appointed.

9.2.2 The AGREEMENT Managers appointed by the Parties shall meet regularly every quarter to appreciate the issues related to the AGREEMENT and specially at any time, when requested in writing by any of the parties.

9.2.3 The appointed representatives may provide explanations, additional information and settle disputes, provided they do not amend this Agreement.

9.3 All notices, reports and other announcements related hereto shall be made in writing and delivered by hand, or posted with return receipt requested to the address informed according to item 9.2 hereof, and shall be deemed received on the day they are delivered to the addressee.

9.3.1 In order to expedite the delivery of the above referenced notices, the Parties shall accept documents sent by telefax/e-mail. However, the Party originating the notice shall deliver the original documents, duly signed, within five (5) business days after sending such telefax/e-mail.

9.3.2 Notices sent by telefax/e-mail shall only be considered received when the receiving Party received its original delivered as described in item 9.2 hereof.

9.3.3 Oral understandings shall be accepted when required for urgent work, but shall be confirmed in writing within three (3) days. Meetings shall be recorded in minutes signed by all attendees.

CLAUSE TEN - DISPUTE RESOLUTION

10.1 Before resorting to any administrative measure by Anatel or to any legal action, the Parties shall attempt to settle the disputes arising herefrom as follows:

10.1.1 Once the dispute arises, the Parties’ representatives, appointed as provided in item 9.1, shall submit a consensual proposal within thirty (30) days;

10.1.2 If consensus is not achieved, the dispute shall be referred to the Chief Interconnection Officers of each Party, who shall have thirty (30) days to settle it in part or in full.

10.1.3 The decision reached according to item 10.1.2 above shall bind the Parties.

10.1.4 If consensus is not achieved, the Parties shall request arbitration by Anatel.

10.2 The resolution of disputes related to amounts charged in the DETRAF shall be subject to the procedures set forth in Attachment 2 - DETRAF Settlement Procedures hereto.

CLAUSE ELEVEN - AGREEMENT APPROVAL

11.1 Pursuant to para. 4, Art. 41 of the Regulamento Geral de Interconexão, the General Interconnection Rules, the Parties undertake to send this Interconnection Agreement and amendments hereto to ANATEL, jointly or severally.

11.1.1 However, the right of any of the Parties hereto to apply to ANATEL for and be granted confidential treatment to this Agreement and/or its Attachments, or information herein, always in compliance with Sole Paragraph, Art. 39 of the General Law of Telecommunications, is ensured.

11.2 If demands are made by ANATEL, this Agreement shall be amended by the Parties to meet such demands, as necessary.

CLAUSE TWELVE - ARBITRATION

12.1 Any dispute that might arise concerning the application and interpretation of the regulation at the time of the negotiations hereunder shall be resolved according to the provisions of Clause Ten - Dispute Resolution.

12.2 If the procedure described in Clause Ten - Dispute Resolution is exhausted and the Parties have not achieved consensus, the matter shall be submitted to arbitration by Anatel, according to the provisions of Resolution nº 40, of July 23, 1998.

CLAUSE THIRTEEN - MISCELLANEOUS

13.1 Each Party shall bear the costs and expenses incurred in the preparation , execution and delivery hereof.

13.2 This AGREEMENT binds the Parties, their authorized successors and assigns. No right or obligation hereunder shall be assigned by any of the Parties without the prior written consent of the other Party, except in the event of direct or indirect assignment or transfer to a holding or subsidiary company by any of the Parties. The successor or assign shall succeed to assignor’s or transferror’s rights and obligations.

13.3 The intellectual property rights related to the interconnection shall belong to the Party creating them or to which they were attributed. Except for express written provision to the contrary, nothing herein shall be construed as transferring or assigning any intellectual property right from one Party to the other.

13.4 Failure by one of the Parties to enforce any rights hereunder shall not affect the further or future enforcement of such right at any time.

13.5 This AGREEMENT might be amended or changed from time to time by written supplementary agreements, in the cases provided herein. The validity of such change or amendment shall depend on the execution of an Amendment duly signed by the representatives of each Party, in the following cases:

a) request of any of the Parties;

b) amendments to Attachment 3 - Technical Interconnection Project, originating from Integrated Technical Planning meetings;

c) amendments required by law;

d) hardship arising herefrom, causing its performance to become excessively burdensome to one of the Parties;

13.5.1 None of the Parties can excuse itself from the obligation of analyzing the request for change submitted by the other Party.

13.5.2 In the event of disputes in which the Parties do not reach an agreement concerning the proposed changes, CLAUSE TEN - DISPUTE RESOLUTION shall apply on initiative of any of the Parties.

13.6 The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of all the other provisions hereof. Whenever possible, the invalid or unenforceable provision shall be replaced by another equivalent provision reflecting the original intention of the Parties, to the extent allowed by law.

13.7 This AGREEMENT supersedes any other prior written or oral agreement between the Parties concerning its subject matter. This AGREEMENT contains the entire agreement between the parties hereto concerning such matter.

13.8 The Parties shall not use the logo, brand names, expressions, names, products or other identification items belonging to the other Party or to any company or Group thereof, without prior and express written consent of such Party.

13.9 Once the Agreement expires, and no later than sixty (60) days after the last payment is made, all contractual obligations due until then being fulfilled, the PARTIES shall submit all the documents required to the technical and financial closure hereof.

13.10 The issues concerning outgoing calls by visiting subscribers/users, including those of TIM SUL in a home registration area other than their original one and destined to BRASIL TELECOM network shall be dealt with in a Specific Roaming Agreement to be entered into by the Parties. This Agreement does not include calls treated as outgoing calls by TIM SUL customers in their home registration area.

13.11 The information concerning LDN calls using the Carrier Code CSP 14 originating from prepaid TIM SUL terminals or reverse charge calls (collect calls) ending in prepaid TIM SUL terminals shall be processed, for the purpose of calculating the number of credits used, allotment of the amounts collected and payment for the interconnection charges, according to a Specific Agreement to be entered into by the Parties hereto.

13.12 The information concerning LDN calls using CSP 14 originating from prepaid TIM SUL terminals outside their home registration areas (roaming) or reverse charge calls (collect calls) terminated on prepaid TIM SUL terminals outside their home registration areas (roaming), in the event this facility is offered by TIM SUL to its prepaid SMP users, shall be processed, for the purpose of calculating the number of credits used, allotment of the amounts collected and payment for the interconnection charges, according to a Specific Agreement to be executed between the Parties hereto.

CLAUSE FOURTEEN - JURISDICTION

14.1 The parties elect the jurisdiction of the courts presiding in Brasília, Distrito Federal, to settle any disputes arising herefrom, waiving any other, however privileged.

And, being thus agreed, the Parties sign these presents in three (3) counterparts of like form and substance, before the witnesses below.

Brasília, June 1, 2003.

BRASIL TELECOM S.A.:

[signed]:	[signed]:
Carlos Geraldo Campos Magalhães	Francisco A. S. Santiago
Chief Human Resources Officer	Chief Network Officer
Brasil Telecom S/A

TIM SUL S.A.:

[signed]:	[signed]:
Luiz Roberto Antonik	Mozart Galvão
Attorney	Attorney

Witnesses:

[signed]:	[signed]:
Name: Ricardo Fernandes	Name: Marcos Goulart Francisco
ID: 2.660.823-SSP/RJ	ID: CREA-MG 41390/D
Tax ID CPF 272.302.607-87	Tax ID CPF 121.352.326-53

1 PURPOSE

1.1

This document establishes the general conditions of the Interconnection Agreement between BRASIL TELECOM’S STFC and TIM SUL’S SMP Supporting Networks, which it integrates as if fully transcribed thereinto.

2 DEFINITIONS

2.1	The definitions used in this Attachment 1 have the meaning set forth in the laws and regulations applicable and, if not, the meaning established below:

SMP Registration Area: the continuous geographical area, established by Anatel, where SMP is supplied, having the same geographical limits of a Charge Area, where the SMP Mobile Station is registered (Clause V of Art. 3rd of the Personal Mobile Service Regulation – SMP, Attached to Resolution Nº 316. dated Sep/27/02); it has the same geographical limits of the areas consisting of the territory of the municipalities encompassed by the same National Code of the General National Codes Plan– PGCN, approved by Resolution Nº 263 dated Jun/8/01(Paragraph 1 of Art. 7 of the General Plan of Personal Mobile Service Authorizations – PGA-SMP, attached to Resolution Nº 321 dated Sep/27/02).

Local Area: the continuous geographical area where service is supplied, as established by Anatel, according to technical and economical criteria.

Automatic Billing: a structure inherent to the Exchange Technology, responsible for the registration of calls.

Collect Call — An automatic long-distance national call, billed at the destination..

Inter-regional call – call originated (or terminated) in Region II and terminated (or originated) in another Region.

Inter-sectorial call – call originated in one Sector and terminated in another Sector.

Intra-regional call – call originated and terminated in Region II (as defined in the PGO).

Intra-sectorial call – call originated and terminated in one same Sector as defined in the General Granting Plan (PGO).

Local inter-network call — call involving the STFC user and the SMP user, the origin and destination of which are within the limits of the same Registration Area of the SMP.

Local collect call — Local automatic call, billed at the destination.

Normal call — Long-distance national call, automatic or semi-automatic, billed at the destination.

Carrier Identification Code: Set of numerical or alphanumeric characters, established in the Numbering Plan, and univocally tied to one element of the network.

Long Distance Carrier Selection Code: Set of numbers allowing the user to choose a SFTC Carrier for National Long Distance or International Long Distance call.

Infrastructure Sharing: the sharing the sharing of equipment, infra-structure, facilities and other means to implement the interconnection between networks.

Establishment of the Due Date: it excludes the day communication is received and includes the day it falls due.

DETRAF: Traffic and Service Provision Document, in which one of the Parties itemizes its network usage charges due by the other Party.

Business Day: any day on which government agencies work regularly, which excludes Saturdays, Sundays and holidays.

DID: Digital Intermediate Distributor.

Billing Document: DETRAF, or any other document issued by one of the Parties, stating amounts not applicable to the DETRAF, that are owed to it by the other Party.

Network Interconnection Item: A facility or equipment used to provide telecommunication services.

Creditor Entity (Party): An entity to which money is owed by the Debtor Entity (Party) for the use of its network to carry out and complete a call.

Debtor Entity (Party): An entity that owes the Creditor Entity (Party) money for the use of its network to carry out and complete a call.

Agreement Manager: a person appointed to represent one of the Parties in the administration and management hereof.

Business Hours: means the usual company business hours as informed by Parties, according to item 9.2 of the Agreement.

Interconnection: connection between telecommunication networks functionally compatible, so that the users of the services of one of the networks can communicate with the users of the services of the other, or access the services available in it.

Interfaces: Devices installed in the DIDs.

Interoperability – set of common technical features that will assure the supply of services through the telecommunication networks.

MTL: Local Transmission media (for network interconnection)

Requested Party: the Party receiving a Request for Interconnection and/or infrastructure sharing.

Requesting Party: the Party requesting Interconnection and/or Infrastructure sharing.

Integrated Technical Planning: technical planning with the aim of identifying, dimensioning and specifying the interconnection routes, discuss subjects related to the telecommunication networks’ structural planning, involving BRASIL TELECOM’S and TIM’S Networks, as well as reaching and maintaining adequate service level quality, optimizing the routing of traffic, and meeting the interconnection demands of the Parties’ networks.

Point of Interconnection (POI): network element used as inlet or outlet point for the traffic to be transmitted at the interconnection with another network, becoming the point of reference to establish duties and obligations for each one of the Parties involved in the interconnection agreement.

Reference Point of Interconnection: physical interface between the networks of each one of the Parties involved in the interconnection agreement. The Reference Point of Interconnection is used to establish the reference of the contractual obligations, including the technical interface, the test point and the points of operational responsibility. The Reference Point of Interconnection can be an Point of Interconnection or an Point of Presence

Point of Presence (PPI): network element used as remote access from a Point of Interconnection, becoming the point of reference to establish the duties and obligations of each one of the Parties involved in the interconnection agreement.

Quantity of Minutes Billed: quantity of minutes corresponding to the calls routed and completed, that are not free of charge in view of the regulations in force.

Interconnection Route: route to forward the traffic, consisting of the corresponding interconnection interfaces and the corresponding means of interconnection.

SMP: Personal Communications Service.

Interconnection Request: a request for interconnection made by means of a standardized form, filled in and forwarded by one Party to the other Party.

STFC: Public Switched Telephone Service.

Charge in Force: common name for the Charge in Force for the Local Network, Charge in Force for the Long Distance Network or Charge in Force for Network Usage.

Terms of Acceptance: document sent by the Requested Party to the Requesting Party, after a joint conclusion of the tests concerning the Interconnection, stating the acceptance of the Interconnection.

Trunk Test: procedure to check the individual functioning of the interconnecting circuits and its systemic correspondence.

System Test: procedure to test the main functions of the exchanges in terms of signal, forwarding, billing and reciprocal network operation.

User: any person or legal entity using the STFC, irrespective of a service rendering agreement or subscription with the Carrier.

3 TECHNICAL AND OPERATIONAL ASPECTS OF INTERCONNECTION

3.1

The Parties will make available Points of Interconnection (POI) or Points of Presence (PPI) in their networks,; and those points will be, within the scope of network, the elements establishing the limits of each Party’s duties and obligations.

3.2	The interconnections will always be made between the Parties’ POI/PPI located in BRASIL TELECOM’S local area.

3.2.1	The Points of Interconnection or Points of Presence are located in the corresponding Intermediate Digital Distributors (DIDs) of the Parties.

3.2.2	The interconnection of the Parties’ networks will be made through the interconnection of the corresponding Points of Interconnection or Points of Presence.

3.2.3

The interconnection of each Point of Interconnection or Point of Presence located in the network of one of the Parties with the corresponding Point of Interconnection or Point of Presencelocated in the other Party’s network will be made through the Local Transmission Means.

3.2.4	Each interconnection route consists of both the Parties’ corresponding Points of Interconnection or Points of Presence and the respective Local Transmission Media.

3.2.5	The terms hereof apply to the existing, under construction or future Points of Interconnection or Points of Presence.

3.2.6

The Parties undertake to finish and forward to ANATEL the requests for POI/PPI, according to the model in item 4 of this Attachment 1 and the corresponding technical projects, concerning Points of Interconnection or Points of Presence under construction.

3.2.7	The implementation of new Points of Interconnection or Points of Presence, or changes in existing Points will be the subject of requests, according to the model in item 4 of this Attachment 1.

3.2.8	The Parties agree that modern standards and technologies for interconnection networks shall be used in mutual benefit.

3.2.9

The conditions for sharing the infrastructure, both for the implementation of a Point of Interconnection and a Point of Presence, as well as of the Local Transmission Media, are those established in item 6 of this Attachment 1.

3.2.10	The conditions regarding the interconnection of the corresponding Points of Interconnection or Points of Presence will be the subject matter of item 7 of this Attachment 1.

4 PROCEDURE TO REQUEST AN INTERCONNECTION

4.1	Any one of the Parties can, according to the applicable regulation, request new Points of Interconnection or changes in the existing ones, using the model established in the present item 4.

4.2	Within 60 (sixty) days, from the effective date hereof, the Parties shall adopt the guidelines and procedures through the implementation of the following specific practices.

4.3

Each one of the Parties shall designate a Service and Contact Point (PAC) to receive and process the POI/PPI requests. The PAC shall have the authority and responsibility for the efficient management and handling of these requests. The PACs shall be officially appointed by the Parties within 10 (ten) days after signing of the Agreement.

4.4.1

Within 30 (thirty) business days from the receipt of a new POI/PPI request, request for change or cancelation, the Requested Party shall confirm, through the Request Confirmation to the Requesting Party, acknowledging receipt of the request and taking on the responsibility for the installation or cancellation of the requested service. The payment for the services cancelled will end on the date specified in the cancellation request, the Requesting Party having no responsibility for any delay by the Requested Party.

4.4.2

Within 5 (five) business days from the receipt of a request for a new interconnection or for change, the Requested Party shall call a meeting to provide the technical details and prepare the Network Interconnection Project, as established in Attachment 3 - Technical Interconnection Project.

4.4.3	The Parties shall jointly establish a common method of circuit identification, so that they can be properly identified.

4.5	Within 30 (thirty) days of the effective date hereof, BRASIL TELECOM and TIM SUL shall hold the first meeting to prepare the first Technical Interconnection Project.

4.5.1	The model form shown below shall be used to forward POI/PPI requests made by the companies.

4.5.2	The filling out of the form, carried out by the company requesting the interconnection, shall be made according to the instructions on the following pages.

4.5.3

The date on which the Network Interconnection Request is to be submitted by the Requesting Company, shall describe the beginning of the period to be agreed upon to carry out the services, the whole process obeying the negotiation and guidance, determined by the Integrated Technical Planning Procedures, described in item 5 of the present Attachment 1.

BRASIL TELECOM Conuser:	INTERCONNECTION REQUEST TYPE LOCAL /SMP	RESERVED FOR FILE STAMPING
REQUESTER: SMP REQUESTED: STFC LOC
REQUEST Nº: DATE:

REQUESTED COMPANY
NAME/REGISTERED NAME:
ADDRESS:
CITY:	ZIP CODE:	STATE:

REQUESTING COMPANY
NAME/REGISTERED NAME:
CGC:
MAIN OFFICE ADDRESS:
CITY: Rio Branco	ZIP CODE:	STATE:
STFC LC/LND CONCESSION AGREEMENT N°
GEOGRAPHICAL AREA (State):

ORDER DATA
TYPE(S) OF TRAFFIC: ORIGINATED/TERMINATED	TYPE(S) OF SERVICE: STFC - LDN/LDI
LINK LOSS: (‹ OR = 1%): : 1%	ACTIVATION DATE:
STATION ADDRESS:
CITY	ZIP CODE:	STATE:
EXCHANGE'S INITIALS/PREFIX:	COORDINATES: LAT. LONG
MANUFACTURER OF THE EXCHANGE	MODEL:
TECHNICIAN IN CHARGE OF THE OPERATIONS

TECHNICAL INTERCONNECTION DATA
DIGITAL INTERFACE 2 Mbit/s [ ]	OTHER [ ]	SPECIFY:
SIGNALLING 5S[ ] 5C [ ] DIGITAL R2 [ ] SCC#7TUP [ ] SCC#7 ISUP [ ]
AUTOMATIC BILLING: YES [ ] NO [ ]
GEOGRAPHICAL AREA (Number):

LEGAL REPRESENTATIVE OF THE REQUESTING COMPANY
NAME:
FAX:	PHONE:	e mail:
ADDRESS:
CITY:	ZIP CODE:	STATE:

5 INTEGRATED TECHNICAL PLANNING PROCEDURES

5.1	Purpose

5.1.1	The interconnection provided herein will be subject of continuous and integrated planning between the Parties.

5.1.2

The Parties shall hold Integrated Technical Planning meetings to identify, size and specify the interconnection routes, as well as discuss matters related to structural plans and traffic forwarding, in order to optimize traffic forwarding, obtain a degree of service compatible with the expected network expansion, and make the common needs of the Parties compatible, in terms of network interconnection.

5.1.3

The identification of pairs of Points of Interconnection or Points of Presence, the dimensioning of the corresponding interconnection routes, the schedule to activate the routes and the plan to forward calls shall be jointly made by the Parties during the Integrated Technical Planning meetings.

5.1.4	Integrated Technical Planning meetings will be scheduled and held so as to harmonize the common requirements, taking into consideration the existing networks’ topographies in the area of interest.

5.1.5

The decisions regarding Integrated Technical Planning shall be based on the improvement in quality of the services rendered to the users and on the best technical and economical solution for both Parties.

5.1.6

The Parties will jointly establish traffic goals to be reached and the requirements for Interconnection links. These goals shall be confidential and strictly used for the purpose of planning Interconnections.

5.1.7

If one of the Parties finds out that an envisaged Point of Interconnection will not be able to support the increase in traffic demand within the expected time, it will inform the other Party immediately, and propose an alternative. In order to avoid any doubts, in the event the expansion of the exchange cannot be made within the time needed, the defaulting Party shall provide an acceptable alternative to meet the request, at no additional cost.

5.2 Steps of the Integrated Technical Planning process

5.2.1 The Integrated Technical Planning shall consist of 2 (two) distinct, mutually complementary processes, namely:

a) Medium Term planning, showing the perspectives for a 24 (twenty-four) month horizon.

b) Short Term planning, showing the perspectives for a 12 (twelve) month horizon, with a review every 6 (six) months.

5.2.2 During the first Integrated Technical Planning meeting, the duration and dynamics of the meetings, the models for traffic forecast and the Interconnection routes dimensioning that may be reviewed at any time shall be jointly established, as well as the conditions applicable to the provisions in item 13.2 of this Attachment 1, and the definition of the process of budgeting the resources available for this purpose.

5.2.3 The Integrated Technical Planning meetings shall be called in writing by any one of the Parties. The Party receiving the call, shall, within 5 (five) business days, set the date and the time of the meeting. The Parties shall supply, no later than 30 (thirty) days before the date of the meeting, the changes made in the data concerning the new situation proposed for the interconnection.

5.2.4 Minutes of each meeting shall be prepared and signed by each Party’s representative. They shall contain all the business dealt with in the planning meeting, having the applicable technical documents attached. The Minutes and attachments shall also include each Party’s position, as well as the steps and dates to which the Parties commit themselves.

5.2.5 Within 180 (one hundred and eighty) days of the effective date hereof, TIM SUL and BRASIL TELECOM shall hold the first Integrated Technical Planning meeting.

5.3 Medium Term Planning

5.3.1 Scope: The Medium Term Planning shall cover, among others, the following matters:

a) Information regarding changes in both parties network structural plans that may affect the interconnection;

b) Information regarding technological evolutions that may affect the Interconnection;

c) A forecast of the implementation of new Points of Interconnection and Points of Presence.

5.3.2 Frequency: the Medium Term Planning meetings shall, in principle, be held once a year. Every year, the Parties shall confirm, 30 (thirty) days in advance, the date of the meeting, taking into consideration the importance of the subjects to be discussed, and sending a preliminary list, enclosing the data pertaining to each one of the matters to be discussed.

5.4 Short Term Planning

5.4.1 In the event one of the Parties makes available an Interconnection as requested by the other Party and the traffic foreseen does not take place within the predetermined timeframe, the requesting Party shall suffer a penalty, as is established in item 13.2 of this Attachment 1.

5.4.2 For joint Interconnection planning purposes, the Parties shall submit, under the conditions of the Terms of Confidence, the following technical information:

5.4.2.1 A detailed report on the traffic at the existing Points of Interconnection, covering the period this Interconnection has existed, limited to the last 12 (twelve) months;

5.4.2.2 The percentage of traffic rerouting, terminating on TIM’S network, per area of coverage, per Point of Interconnection, in the cases in which there has been a change in the Points of Interconnection or Points of Presence;

5.4.3 Any one of the Parties may submit forecasting and traffic increase assumptions, and the Interconnection requirements that have not been inferred by the information obtained as mentioned in items 5.4.2.1 and 5.4.2.2 of the present Attachment 1, jointly establishing the time they are to be put into effect.

5.4.3.1 In case the traffic assumption is implemented by the other Party and the expected traffic increase does not occur within the established time, the author of such assumption shall be penalized according to item 13.2 of this Attachment 1.

5.4.3.2 In case the assumption of one Party is not accepted by the other, the dispute shall be settled according to Clause Tenth – Dispute Resolution of this Agreement, and the resolution shall be binding on Parties.

5.4.4 Scope: Short Term Planning shall, among others, discuss the following matters:

a) Identification of POIs and PPIs;

b) Trunk diagrams;

c) SCC#7 Signaling Diagram;

d) Traffic Originated and Terminated;

e) Number/Type of digital Links per route;

f) Type of Signaling and the corresponding codes/Number of Signaling Terminals, when applicable;

g) Forwarding Plan and information regarding the codes to be sent through each Point of Interconnection; l

h) Deadline to make the facilities available;

i) Numbering plan;

j) Synchronism characteristics;

k) Billing requirements;

5.4.5 Frequency: Short Term Planning meetings shall be held every six months, when the forecast of trunks for the next 12 (twelve) months shall be updated.

5.4.6 Steps of the procedure: Short Term Planning shall obey the following steps:

a) The meeting shall be called up to 45 (forty five) days in advance by any one of the Parties, indicating its venue and date, to be confirmed by the other Party. In the case of urgency or relevance, the deadlines and confirmation may be reduced.

b) The called Party shall confirm the meeting within 5 (five) business days, from the time the call is received;

c) The Interconnection requirements shall be sent 1 (one) month before the date the meeting is to be held;

d) Meeting for the analysis of information and the preparation of the Technical Network Interconnection Project.

e) Preparation the Meeting Minutes;

5.5 Special Situations

5.5.1

If unforeseen events should occur in the planning cycles, such as significant variations in traffic and/or demand, as well as the performance of both networks, special meetings shall be held, called by any one of the Parties, with the purpose of finding immediate and common solutions, as well as to establish the necessary deadlines to keep the required standards of quality of the services rendered.

6 CONDITIONS FOR INFRASTRUCTURE SHARING

6.1 General Conditions

6.1.1 When planning their facilities, the Parties shall take into account the need to provide for the installation of the other Party’s equipment, used exclusively for Interconnection.

6.1.2 The shared infrastructure items may be the property of any one of the Parties.

6.1.3 The party owning of the infrastructure items shared with the other Party is called OWNER; the Party to whom they are made available is called USER.

6.1.4 Infrastructure sharing may occur at an Point of Interconnection or Point of Presence for more than one type of STFC, in which case this sharing shall reflect and be divided proportionally between the types of STFC involved.

6.1.5 The infrastructure items, approved by the Parties for sharing, will hereinafter be called APPROVED SHARED ITEMS.

6.2 Common Obligations of the Parties – In relation to the other, the Parties undertake to:

6.2.1 Submit to the other Party a Sharing Request for the desired infrastructure items.

6.2.2 Officially notify the other Party, in advance, of any faults or changes detected in the APPROVED SHARED ITEMS.

6.2.3 Correct, at its own expenses, the proven interference its equipment caused to the systems and services installed in the APPROVED SHARED ITEMS.

6.2.4 Promptly correct any interference or blocking that the equipment of any of its networks may cause to the other Party’s systems, installed in the APPROVED SHARED ITEMS.

6.2.5 The personnel of any one of the Parties, be them employees, agents or subcontractors, when in the condition of User, can only enter Owner’s installations if, and only if, previously authorized by the User, carrying a visible identification badge and having the Owner’s express authorization.

6.2.6 None of the Parties shall, under any circumstances, assign or transfer to third parties in part of in full, the approved shared items, respecting the provisions of CLAUSE THIRTEEN, item 13.2 of the Agreement.

6.2.7 None of the Parties shall place corporate or marketing material on the other Party’s approved shared items, without the previous written authorization.

6.2.8 Each Party shall periodically inform the other Party about safety procedures concerning the access to its premises. The Parties shall follow such procedures, that must be standardized and non-discriminating.

6.2.9 The Parties are responsible for planning and carrying out all the activities for which they are responsible under this document or applicable regulations, so as to safeguard the shared infrastructure items and the labor force from any accident, as well as to avoid damage to the other Party and/or third parties.

6.3 Owner’s duties - The OWNER Party undertakes, in relation to the USER Party, to:

6.3.1 Supply, in writing, when requested, the specifications and technical data required to prepare the technical projects of the facilities associated to the sharing of infrastructure items.

6.3.1.1 In the event it is not possible to make available some item within the agreed period of time, the OWNER shall immediately notify the USER of the new date, as well as of the reasons that made it impossible to keep the original deadline, and make every reasonable effort to offer alternatives to minimize the effects of the delay.

6.3.2 Within 5 (five) business days answer a request for a visit. An alternative date shall be negotiated between the Parties.

6.3.3 Within 15 (fifteen) business days answer a USER’s formal request.

6.3.4 Allow access to the places where the USER’s equipment is installed to duly authorized personnel, at any time or day, according to the OWNER’s safety rules in force.

6.3.5 Carry out work related to the stability, integrity and waterproofing of the building, such as cracks, roof leakage, leaks, etc.

6.4 User’s duties: The USER Party undertakes, in relation to the OWNER Party, to:

6.4.1 Submit requests for sharing infrastructure items with the specification, technical data, characteristic of use and the period sharing is wanted, the dates on which the intended sharing is to begin and end and all other further information needed by the OWNER to evaluate and answer the request.

6.4.2 At any time supply the explanation and the technical information that may be requested by the OWNER, to allow the analysis and evaluation of the use of the approved shared items.

6.4.3 Keep the approved shared items under its responsibility, by force of an Agreement, in the same working conditions, finishing and cleanliness they were found in when made available by the OWNER.

6.4.4 Carry out at its expenses construction, services or installations required for the use of the approved shared items under its responsibility by force of an Agreement, only after the approval of the respective technical projects and with a formal written authorization from the OWNER.

6.4.5 Ensure the OWNER itself or its duly authorized representatives, the right to inspect, when considered necessary, together with the USER, the constructions, services and installations made or being made, linked to the use of the approved shared items under its responsibility, in order to check if the USER’s contractual duties are being fulfilled.

6.4.5.1 If the services, facilities or buildings mentioned in the preceding item breach the procedures of access to the OWNER’s premises, or if they pose risks to the safety of persons and the OWNER’s or third party’s property, the former may halt such services, facilities or buildings, or have them undone and remade. It is hereby established that under no circumstances the lack of inspection or notice by the OWNER will exempt USER from its liabilities.

6.4.6 Keep an insurance policy and adequate protection against accidents and unforeseen events, for its facilities and equipment in the approved shared items, especially against theft, fire and acts of God, it being understood that the OWNER will not be held liable for any damage caused to the USER’s facilities and equipment, by accidents in the OWNER’s facilities.

6.4.7 Acknowledge the acceptance of the approved shared items, when made available.

6.4.8 Notify the OWNER at least 7 (seven) days in advance, of the date, place and conditions of the arrival of the equipment and materials that will use approved shared items.

6.4.8.1 In case of emergency, when the service is stopped, or in the imminence of being stopped, the Owner shall accept a request from the User to access its facilities, in order correct the emergency.

6.4.9 Take care of its installations and equipment in the shared areas.

6.4.10 Be responsible for carrying out and paying the expenses related to repairs for the preservation and maintenance of the premises, facilities and equipment related to the approved shared items under its responsibility, as well as for the payment of the expenses related to penalties or fines, for its breach of any laws, decrees or regulations.

6.4.10.1 The expenses resulting from obtaining from the competent agencies the permits, licenses, certificates and any other documents required for setting up and formalizing the facilities, buildings or services under its responsibility, will be debited to USER.

6.5 Acceptance and Maintenance of the Shared Items

6.5.1 The adaptation of APPROVED SHARED ITEMS, that may include areas in buildings, shall be designed, carried out, contracted and inspected by the USER, according to the OWNER’s criteria and specifications; it is the latter’s duty to analyze and decide on the project of these adaptations, at the USER’s expenses.

6.5.2 USER will have no right to possession of or indemnification for any construction or betterment that it might make to the APPROVED SHARED ITEMS, however necessary.

6.5.3 If the permanence of any of the improvements or changes made by the USER to the APPROVED SHARED ITEMS does not suit the OWNER, the USER shall remove them at its expense leaving said APPROVED SHARED ITEMS in the conditions they were found in prior to the sharing, and bear all the expenses required to do so.

6.5.4 At the end of the agreed upon time period, the USER shall return to the OWNER the APPROVED SHARED ITEMS, in the same conditions they were received in, the USER being solely responsible for the expenses resulting from fines that it may suffered by breaching any laws, decrees or regulations.

6.5.5 The OWNER may inspect the APPROVED SHARED ITEMS whenever considered necessary, in order to check if the obligations assumed by the USER are being obeyed.

6.6 Settlement and Appropriation of Values

6.6.1 The Parties agree that in face of the reciprocal use of infrastructure, with equivalence in values, there will be no payment between the Parties, specifically to what concerns infrastructure sharing, exclusively used for interconnection between the Parties, as long as the conditions described above are met.

6.7 Procedure to Request Shared Items

6.7.1 Every request to share infrastructure items shall be made in writing, containing all the Information describing them, in order to make its analysis and an answer possible.

6.7.2 The requests for sharing shall contain the following data:

  The address of the requested sharing;
  The use foreseen: Interconnection;
  The date of the request;
  Initial date of the envisaged sharing;
  Final date of the envisaged sharing;
  Identification and signature of the person responsible for the request;

6.7.3 Every requested infrastructure item must contain a full description according to the technical field it belongs to

  Real estate: Location, the necessary area, access roads, geological borings, (establishing the terrain’s bearing capacity, a determining factor for towers, container base and outdoor equipment);
  Areas in buildings and rooms: Establish the necessary area, type of equipment to be installed, lay out of the equipment with its initial features, and the final planned capacity, establish equipment overloads to check the structural capacity of the desired environment, define the necessities regarding minimum free headroom required by the equipment, need to install special requirements (for example: natural and/or cross ventilation), if any.
  DC power: consumption, voltage, number of outlets and layout of the equipment with its initial features and final planned capacity.
  AC power: consumption, voltage, number of outlets and layout of the equipment with its initial installation configuration and final forecast capacity.
  Air conditioning: Establish each equipment’s heat dissipation, show the layout of the equipment with its initial features and final planned capacity, operating temperature and relative humidity ranges of the equipment to be installed, type of power supply (essential or not, etc.)
  Drainage system and External Network: segment, number and dimension of inlets, and secondary ducts needed.
  Tower: Indicate weight, area exposed to the wind, type of the antenna reflector and inform the technical specifications of other equipment that may be installed in the tower, if any.
  Other Items: security, cleaning, insurance, etc.

6.8 Standards of Usage and Quality and Performance of the Approved Shared Items

6.8.1 Plots of land

  To be delivered free of charges, clean and unobstructed.
  The closing of the shared area of the plot will be the USER’s responsibility, following the standard adopted by the OWNER in that place, such as walls, railings and wire fencing.
  The road to the plot made available for sharing may be used by the OWNER, if feasible. If not, an access gate shall be installed by the USER, following the standard established by the OWNER.

6.8.2 Buildings and areas

  Areas within buildings, made available for sharing, shall be delivered clean, free and unobstructed.

6.8.3 AC Power

  Alternating current outlets, in the voltages and capacities agreed upon by the Parties, will be available in the shared areas within the buildings.
  The services for the installation and maintenance the AC power systems shall be made by the USER’s qualified technicians, or its subcontractors. The corresponding projects shall be submitted to the OWNER’s approval and the installation work will be monitored by the latter. The USER shall supply all the information required for the drawing up of these projects.
  With the exception of corrective maintenance and force majeure, the OWNER shall, notify the USER in advance of the interruptions in the power supply, for preventive maintenance purposes.

6.8.4 DC Power

  The services for the installation and maintenance the DC power systems shall be made by the USER’s qualified technicians, or its subcontractors. The corresponding projects shall be submitted to the OWNER’s approval and the installation work will be monitored by the latter. The USER shall supply all the information required for the drawing up of these projects.

6.8.5 Air conditioning

  The specific air conditioning system agreed upon by the Parties shall be available in each building where sharing takes place.
  With the exception of corrective maintenance and force majeure, the OWNER shall, notify the USER in advance of the interruptions in the power supply, for preventive maintenance purposes.
  The USER may, at its convenience, use an independent air conditioning system of its own, as long as perfectly integrated into the building’s architecture, and fed by the AC outlet supplied.
  In case the USER makes use of its own system, it will be allowed to close off the respective area, provided the OWNER’s regulations are followed.

7 CONDITIONS TO PROVIDE LOCAL TRANSMISSION MEDIA (MTL)

7.1 MTL Provision

7.1.1 The purpose of the following items is to make explicit the regulations agreed upon by the Parties regarding the provision of local transmission media (MTL) for the interconnection of BRASIL TELECOM’s STFC supporting networks and TIM SUL’s SMP.

7.1.2 The Parties shall supply, for their common use, the Local Transmission Media, hereinafter called MTL, that enable the interconnection of a Point of Interconnection or Point of Presence to the other Party’s Point of Interconnection or Point of Presence, in the same local area, according to the conditions described herein.

7.2 Division of Responsibilities for providing the MTL

7.2.1 The division of responsibilities to provide the MLT, in order to interconnect networks, as established by mutual agreement in the Integrated Technical Planning Meeting (PTI), shall be made by applying a Sharing Factor of 5O% for each one of the Parties.

7.2.2 The application of the Sharing Factor to each one of the Parties, as well as the allocation of responsibilities to the Parties for supplying the MTL, regarding the Sharing Factors as established in 7.2.1, shall be made in Integrated Technical Planning meetings.

7.3 Physical allocation of the Responsibilities for supplying the MTL

7.3.1 The physical allocation of the responsibilities of the Parties for supplying all MTLs shall be made by mutual agreement, via Integrated Technical Planning meetings, considering the criteria described in 7.2.1 and 7.2.2, as well as the features of the Party’s networks.

7.3.2 In the case of an internal MLT, that is, the means of interconnection between POI/PPI are at the same address, in a building belonging to one of the Parties, it is this Party’s prerogative to assume the responsibility of the provision for itself.

7.3.3 The Parties may also, upon mutual agreement, establish values different from those obtained by applying the Sharing Factors, considering the features of the Parties’ networks.

7.3.4 The procedures described in 7.3.1 and 7.3.2 apply to all MTLs.

7.4 Options to Accomplish the Physical Provision of MTL

7.4.1 The physical construction of the MTLs, that under the sharing of responsibilities referred to in items 7.2.1 and 7.2.2, falls to one of the Parties to accomplish, may be carried out by:

  construction by the Party;
  obtaining the means from the other Party; or
  obtaining the media from third parties.

7.4.2 In the cases involving obtaining the media from the other Party or from third parties, the procedure to be followed is the Industrial Use of Dedicated Lines (EILD), as established in the regulation.

7.4.3 Each one of the Parties shall supply in its facilities, at no charge, the required mats and internal piping for the incoming cables, up to the Intermediate Digital Distributors (DID), electric power and climatization, for the installation of all MLT transmission equipment.

7.5 Payment for the MTL Provision

7.5.1 There will be no payment from one Party to the other for the MLT provision.

7.6 MTL Operation and Maintenance

7.6.1 Each Party shall be responsible for the operation and maintenance of the MTLs it installed.

7.6.1.1 The Party that installs the MTLs will be equally responsible for occasional failures, as well as for all further aspects related to the quality of that media

7.6.1.2 The Parties may make specific Agreements for the operation and maintenance of the MLT with implementation features not provided for herein.

7.6.2 The Parties agree to adopt the following procedures to recover MLT failures:

7.6.3 The Parties will adopt the Notice of MTL Activity/Failure (BA), according to the established model for operation and maintenance procedures.

7.6.4 The BA may issued by any one of the Parties to notify the other Party of the occurrence of failures in a specific MTL;

7.6.5 Both Parties will adopt their own sequential numbers to control the Notices issued.

7.6.6 Notices shall go through the proper channels between the Companies until the failure is corrected, when such Notices will be closed by the Party that caused the failure; this will be reported to and accepted by the other Party.

7.6.6.1 The notice and its acceptance shall be made through the BA itself, to which the applicable technical reports will be attached.

7.6.6.2 On its closure, the BA shall be signed by the Party that issued it.

7.6.7 As the Parties have established, the time to act on a BA issued by the other Party will be as follows:

Type of Alert/Communication	Restoration deadline
Link Failure S1	Within 4 hours
Network Failure – Priority 1	Within 4 hours
Link Failure SN1	6 hours
Network Failure – Priority 2	3 business days

8 NETWORK INTERCONNECTION TESTS

8.1 General Conditions

8.1.1 The Parties agree to jointly carry out the tests foreseen to start up the interconnection.

8.1.2 After the interconnection tests have been successfully completed, the Parties will jointly sign, within 48 (forty-eight) hours, the Terms of Acceptance issued by the Requested Party.

8.1.3 The Parties will jointly establish all the items that will make up the Terms of Acceptance, as well as the representatives who will have the authority to issue such Terms.

8.1.4 If the results of the test show it impossible to start up the interconnection, the Parties shall jointly work to determine and correct the causes thereof.

8.1.5 The Party responsible for delaying the start up shall make every possible effort to solve the problem within the established deadline. If the results of the tests show the impossibility of activating the circuits to provide the services, the Party(ies) shall settle the dispute at most within 5 (five) business days or any other deadline agreed to by the Parties, and again carrying out the tests related to the dispute.

8.1.6 In the case the dispute does not prevent the start up of the circuits for providing the services, the Parties shall agree upon the date of the activation and the date to solve the dispute..

8.1.7 This delay may result in the application of fines due to delay, as established in the present Agreement.

8.1.8 The Parties agree to jointly review the installation and acceptance test procedures, set forth in this document, at any time during which the Agreement is in force and that may not be refused without a reasonable cause.

8.1.9 The purposes of the tests will be to:

  Check the conditions of the transmission equipment interfaces that are to be used between TIM SUL’s and BRASIL TELECOM’s networks.
  Check the performance of the signaling system used for the interconnection.
  Check the reciprocal operation between TIM SUL’s and BRASIL TELECOM’s equipment.
  Check the operation of the interconnection trunk as planned.
  Evaluated the extent of originated and terminated calls, generated through the System Test.

8.1.10 To achieve the above purposes, transmission (2 Mbit/s) tests and checks, reciprocal operation (if applicable) tests, trunk tests and system tests shall be carried out.

8.1.11 The purpose of the transmission tests and checks is to evaluate the interfaces mechanical and electric conditions as well as the TIM SUL - BRASIL TELECOM’s interconnection media.

8.1.12 The reciprocal operation test shall be made whenever a new facility/equipment is installed, consisting of checking the compatibility of the signaling function as well as of the interfaces used at the Points of Interconnection. New facilities and equipment mean, for instance, the signaling to be used at interconnection (R2 digital/MFC-5C, signaling number 7 – TUP or ISUP), the introduction of exchanges, other than those already submitted to testing, etc.

8.1.13 The Trunk Test is aimed at checking the individual operation of the interconnection circuits and their systemic correspondence.

8.1.14 During the System Tests the main function of the exchanges shall be checked as to signaling, forwarding, billing and reciprocal operation.

8.1.15 Duties and Responsibilities – the Parties shall:

  Plan the activities to be carried out during checks and tests.
  Schedule the appropriate date to carry out the checks and tests.
  Carry out the checks and tests established in this document.
  Analyze the results obtained in the tests established in this document.
  Issue a technical report with the findings of the tests and checks.
  Have available the required test instruments and equipment, on the dates and periods established, ensuring they are compatible with those used by the other Party, in order to make sure the measurements/tests follow the standards adopted.
  Jointly establish a method of identifying the interconnection circuits and paths, no later than 15 (fifteen) days before the beginning of the first interconnection test.

8.2 Transmission tests

8.1.1 The transmission checks and tests described below shall be applied to all E1 (2 Mbit/s) systems that might be used in the interconnection between TIM SUL’s and BRASIL TELECOM’s networks.

8.1.2 Checking the mechanical conditions of the interfaces.

a) The equipment terminator on the digital intermediate distributor may use a IEC 169/13 series coaxial connector – angular female threaded type or any other that is agreed upon between the Parties, at the time of the POI/PPI request.

b) The interconnection jumper between TIM SUL’s and BRASIL TELECOM’s intermediate digital distributors shall use a IEC 169/13 series coaxial connector –angular male threaded type or any other that is agreed upon between the Parties, at the time of the POI/PPI request.

8.1.3 Checking Identifications:

a) The intermediate digital distributor terminal board and the jumpers must be duly identified according to the standard existing at the Point of Interconnection.

8.1.4 Checking the interconnection’s performance condition, as defined in item 9 of this Attachment 1:

a) Allowable Error (BER) <= 10-6, when necessary, specifications ITU-T G.821 – Error Performance of an International Digital Connection in an ISDN; G.826 - Error performance parameters and objectives for international, constant bit rate digital path at or above the primary rate and M2100 – Performance limits for bringing-into-service and maintenance of international multioperator PDH paths and connections, may be applied.

8.2 Interoperability tests

8.2.1 A minimum test set shall be used with the purpose of checking perfect interoperation between TIM SUL’s and BRASIL TELECOM’s equipment/functions.

8.2.2 Set of Signaling Tests through a Common Channel

The signaling tests through a common channel shall be monitored to allow an analysis of the information contained in the messages generated.

ISUP: Applicable recommendation: Q. 784 (ITU-T)

1.1 Non-allocated circuits
1.2.5 “Reset” of the group of circuits received
1.2.6 “Reset” of the group of circuits sent
1.3.1.1 CGB and CGU received
1.3.1.2 CGB and CGU sent
1.3.2.1 BLO received
1.3.2.2 BLO sent
1.5.1 Unexpected message received
2.2.1 Block operation
2.2.2 “Overlap” operation (with SAM)
2.3.1 Ordinary call (with several ACM indications)
2.3.2 Ordinary call (with ACM, CPG and ANM)
2.3.3 Ordinary call (with several CON indications)
3.5 Disruption started by the network
5.2.1 T7: waiting for ACM or CON
5.2.2 T9: waiting for response message
5.2.3 T6: waiting for RES message (network)
5.2.1.1 T22 and T23: GRA receiving failure
6.2.1 Uncontrolled double SP capture
6.2.2 Blocking of a circuit
6.2.3 Circuit “reset”
6.2.4 Irrational signaling information received
6.3.1 Controlled SP double capture

TUP: Applicable recommendation: Q 783 (ITU-T)
1.1 Non allocated circuit
1.2.3 “Reset” of received group
1.2.4 “Reset” of sent group
1.3.1.1 Received HGB
1.3.1.2 Sent HGB
1.3.2.1 Received BLO
1.3.2.2 Sent BLO
1.5 Unexpected signaling information received
2.2.1 Block operation
2.2.2 “Overlap” operation with SAM and SAO
2.3.1 Ordinary call (with several ACM and ANS)
2.3.7 Transferred call
2.5.1 GRQ/GSM sent
4.1.1 CRF received
4.1.2 CRF sent
4.2.1 CCD received
4.2.2 CCD sent
4.3.1 ADI received
4.3.2 ADI sent
4.4.1 CFL received
4.4.2 CFL sent
4.5.1 SSB received
4.5.2 SSB sent
4.6.1 UNM received
4.6.2 UNM sent
4.7.1 LOS received
4.7.2 LOS sent
4.8.1 AMD received
4.8.2 AMD sent
5.3.1 Timer T2
5.3.2 Timer T3
5.3.3 Timer T5
5.3.6 Answering signal (ANS) not received (Q.118 timer)
5.5.1 Unintelligible information received during a call
6.2.1 Double capture
6.2.2 Circuit “reset”
6.2.3 Unexpected information signaling received
6.2.4 Circuit blocking

MTP (level 3): Applicable recommendation: Q 782 (ITU-T)
1.1 Activation of first connection signaling
2.1 Message received with a invalid SSF (function discrimination)
2.2 Message received with a invalid DPC (function discrimination)
2.4 Load sharing within a set of connections
2.4.1 All connections available
2.4.2 With an unavailable connection
3.2 Switching started at both ends at the same time
3.12 Emergency switching started at both ends at the same time
3.19 Switching for various reasons
Changeback within a set of connections
4.4 No acknowledgement at first CBD
7.1.1 Connection available
7.2.1 Local rejection of an available connection
7.3 T14 expired
Recovery of a set of connections (SPA does not have the STP function)
10.1.1 With the use of reinitiating point procedure
10.1.2 Without the use of reinitiating point procedure
10.5 Reinitiating a SP without the STP function
12Connection signaling test
12.1 After the activation of a connection
12.2 Without acknowledgement at the first SLTM
13.1 Invalid H0.H1 in a managing message of a signaling network
13.2 Invalid switch messages
13.3 Invalid changeback messages
13.4 Invalid changeback code
13.11 Invalid test messages of a signaling connection

MTP (level 2): Applicable recommendation: Q 781 (ITU-T)
1.4 Timers T1 and T4 (Normal)
1.5 Normal alignment – correct procedure (FISU)
1.6 Normal alignment – correct procedure (MSU)
1.19 Emergency configured when in “non aligned state”
1.20 Emergency configured when “aligned”
3.1 Aligned connection ready (Break Tx path)
3.5 Connection in operation (Break Tx path)
5.5 Reception of single or multiple flags between MSUs
6. SUERM checking (see Figure 18/Q.703)
6.3 Consecutively adulterated Sus
7. AERM checking (see Figure 17/Q.703)
7.3 Error rate above normal threshold
7.4 Error rate at emergency threshold
8.2 Negative acknowledgement of MSU
10.1 Jam dampening
10.2 Timer T7
10.3 Timer T6

8.2.3 R2 Digital/MFC-5 Test Signaling Set

Tests shall be carried out at a time that will allow the billing system to have the non replied and/or uncompleted call registering mode activated, in order to check the end of selection (FDS) produced. Whenever necessary frequency monitoring/analyzing equipment must be used for a better determination of the results.

Tests to be carried out:

a) Local call, with replacement of the called subscriber (B disconnects first);

b) Call to a busy subscriber

c) Unanswered call

d) Call to a changed number

e) Transferred call – unconditionally;

f) Transferred call – case of no answer;

g) Transferred call – case of busy;

h) Call to subscriber denied to DIC;

i) Call with double transfer;

j) Outgoing calls from: test, public telephone, local public telephone, carrier;

k) Circuit blocking;

8.3 Trunk Tests

8.3.1 This test shall be made by generating calls in the circuits, with the purpose of ensuring the quality of transmission and the correct correlation between circuits. In the case of digital signals, at least two calls per system must be made, one in each group of 15 circuits.

8.3.2 As in the case of transmission tests (item 5), a trunk test must be made for the whole digital trunk that may come to be used between TIM SUL’s and BRASIL TELECOM’s networks.

8.4 System Tests

8.4.1 Number of Test Calls

The Number of test calls shall be established according to TABLE 1, which determines the total number of test calls, according to the number of E1 (2 Mbits/s) links

DETERMINATION OF THE NUMBER OF TEST CALLS

	Nº OF E1 (2 Mbits/s) LINKS
NUMBER OF CALLS	1 to 5	6 to 9	> 10
	100	200	350

TABLE 1

8.4.2 Test Terminals

a) From TIM SUL’s CCC selected for testing, existing thousand numbers shall be selected, up to a maximum of four numbers (each in different thousand) and one inexistent thousand number.

b) The selected numbers shall be used for the input/output tests

c) If the exchange does not have a local function, the numbering of the codes to be used shall be supplied.

8.4.3 Output Test

a) the total number of calls shall follow Table 1.

b) 70% of the calls shall be made to Automatic Answering Equipment, from BRASIL TELECOM’s National Traffic Exchange, using a code to be established at the time of the tests. In this set DDD calls (50%) and DIC calls (20%) shall be included.

c) 30% of the calls shall be made to the International Traffic Exchange Answering Equipment, using the code and number of digits to be established at the time of the tests.

8.4.4 Input Test

a) Calls shall be made to the selected terminals, in 2 groups of 25, alternating, at each group the terminal’s state conditions (free line – B1, busy line – B2) observing the resulting end-of-selection (FDS) signals.

b) 25 calls to an inexistent terminal shall be made, observing the resulting FDS (B7).

c) 25 calls shall be made, sent without the caller’s identity (class and end of number sent) to an existing terminal, observing the resulting FDS (B1).

d) 25 calls shall be made, lacking digits of the called subscriber, observing the exchange’s timing (A4).

e) 25 calls shall be made to an existing terminal under interception conditions (B5).

f) A call shall be made to an existing terminal, forcing the disconnection by the called terminal (disconnection sending).

8.4.5 Conditions and Resources to Carry Out the Tests

The system tests are conditioned to the successful completion of the transmission, reciprocal operation (if applicable) and trunk tests, carried out by BRASIL TELECOM and TIM SUL. To carry out those tests, the following resources shall be considered:

a) Coordinators: BRASIL TELECOM and TIM SUL staff that will be responsible for the development and coordination of the tests, from the time the facilities are obtained, checking the measuring instruments, up to the final analysis of results and the drawing up of test reports.

b) Operator: A person qualified to carry out the test calls, interpreting the development of each call and recording this information, according to the test instructions, contained in item 8.6.

c) Test Equipment: Equipment with access to a pre-established terminal, from which the test calls will be made.

d) Characteristics of the Call Records: the billing system of the exchanges in which the test calls will be recorded. They must have the recording feature for unanswered and/or uncompleted calls, activated the moment the testing begins. 8.4.6 Test Method

1st Step: Consists of originating a set of controlled calls by the operator, the results being recorded on an appropriate form, called System Test, according to the model below.

2d Step: Consists of recording the test calls by the billing system.

3rd Step: Consists of comparing the total data, recorded on the System Test form, with the data obtained from the processing of the billing system files

Table 2 shows the Sampling Plan adopted for the NQA (Acceptable Quality Level) of 3%.

SYSTEM TEST
RECORD OF INDIVIDUAL TEST CALLS
CALLS FROM: ________________ TO _____________________ DATE TEST WAS MADE: _____/_____/_____
LOCALITY: ___________________________________ PERIOD: __________________ TO____________________ hours

SUBSCRIBER “A” Nº: _________________ SUBSCRIBER “B” Nº: __________
TEST CALLS
Nº	OK	CO	NR	EI	NI	NC	OU	REMARKS
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
TOTAL	OK			CO			NR	EI	NI	NC	OU
MADE BY:_________________________________________________ DEPARTMENT.: ____________________

8.4.7 Instructions to carry out the tests

  The test, once started, must not be interrupted and the results must only be analyzed after its conclusion.
  All the equipment originating calls must send class 1 (one) to BRASIL TELECOM network.
  Before initiating the test, the operators must be trained in order to become familiar with the test, especially regarding the checking of control tones, jamming and free level.

8.4.8 Description of the system test form’s fields

  Call from: _____ to _______ . Filled out with the initial and final numbers of the list of number of calls for each service. Example : 201 to 250
  Date Test was Made: ___/___/___ . Filled out with the date the test was made.
  Locality - Filled out with the name of the Exchange under interconnection test.
  Period - Filled out with the time the test was begun and terminated (hour and minute) of this set of tests, recorded only on this form.
  Subscriber “A” number _______ Subscriber “B” number _______. Filled out with the number of subscriber “A” (terminal originating the call) and the number of subscriber “B” (full number of the destiny to be reached).
  OK, CO, NR, EI, NI, NC and OU Parameters.

OK – Call OK – shall be marked with an “X” when there has been a conversation between Caller (Terminal “A”) and the Respondent (Terminal ”B”) or when the automatic Respondent sends its characteristic post-answering signal.

CO – CO call - shall be marked with an “X” when a busy or jamming message tone is received during dialing or, in case of the call generator, when during transmission of MFC Signals an A4 or B4 signal is received.

NR - NR call - shall be marked with an “X” when there is no answer from the dialed number. The dialed number does not answer and the call tone is heard.

EI – EI call - shall be marked with an “X” when to an answer, Subscriber “B” informs that his is not the number dialed by terminal “A”

NI – NI call - shall be marked with an “X” when the free level or message characteristic tone is received.

NC – NC call - shall be marked with an “X” when, 30 seconds after dialing has been completed, no acoustic signal is received.

OU – OU call - shall be marked with an “X” when the call does not fit into any of the previous parameters. In this case the operator shall fill out the “REMARKS” field. This parameter covers the situations: CUT-OFF CALL (QL), BUSY LINE (LO), and CROSSED LINES (LC).

Made By: _____________ shall be filled out with the full name (in block letters) of the operator who carried out the batch of calls in this form.

8.4.9 Test Results

  With respect to item 8.5.6, 3rd step, the billing results not contained in the System Test Form, shall be analyzed by the test coordinator, who will have the final word regarding the test results.
  Failures that may condemn an exchange and will be added to the System Test, are:

SR – No billing recorded (premature liberation of Subscriber “A”, with no remark in the corresponding field of the System Test From).

  EID – Incorrect identification of Subscriber “A” in the billing records, obtained through postprocessing.
  BI - Incorrect number of Subscriber “B” in the billing records, obtained through postprocessing.
  CO – Jamming in the Exchange.
  NR - recorded by the operator in the System Test Form, but recorded in the billing records as a completed call.
  EI - recorded by the operator on the System Test Form, but recorded in the billing record with a different telephone number from the one shown in the Subscriber “B” Nº Field on the System Test Form.
  NI – when a call was not directed to this service and a tone or message characteristic of the Exchange being tested is supplied. This event may fall back into “EI”.
  NC – Call not completed. The cause shall be analyzed by checking the operator’s clock against the field tape reserved for failures. The test coordinator is responsible for this analysis.

8.4.10 System Test Results Acceptance and Rejection Values

The values that will be considered for acceptance and rejection of system tests are shown in TABLE 2.

SYSTEM TEST RESULTS

ACCEPTANCE AND REJECTION VALUES

ACCEPTABLE QUALITY LEVEL – NQA (3%)
NUMBER OF CALLS	ACCEPTED	REJECTED
100	3	4
200	5	6
350	9	10

TABLE 2

8.5 Test Procedures related to changes in Analog Interconnections

In this case, procedures in items 10.1.14, 10.2 and 10.3 apply.

9 NETWORK PERFORMANCE, PROTECTION AND QUALITY

9.1 General

9.1.1 The Parties agree that it is to their common interest to establish network performance and quality standards for an efficient interoperability of their networks. From the effective date hereof, the Parties will continue to operate according to already established Telebrás Practices in use, as listed in item 9.2 below and according to item 9.1.4, except for later agreements between the Parties.

9.1.1.1 The Parties may jointly develop a Manual of Operating Procedures (MPO).

9.1.2 For an efficient interconnection management each Party shall supply and maintain, up dated with each Agreement Manager, a list of contacts relative to the planning, supplying and maintenance activities. This list shall be supplied to the other, by each one of the Parties, within 10 (ten) days from the effective date hereof.

9.1.3 The Parties will establish traffic engineering parameters that shall consider daily variations and the peak loads. The Parties agree on a service level degree of 1% (one percent), represented by P.01, which may be included in the MPO, of losses on the routes to be adopted during the periods of maximum traffic.

9.1.4 The Parties shall obey the technical specifications regarding signaling, synchronism, transmission, numbering and routing, established in ANATEL regulations, the Ministry of Communications, Telebrás practices and UIT standards for public Telecommunication Networks. Whenever necessary, the Parties shall review the specifications referred to in this item 9, with the purpose of ensuring adequate performance and quality. The revisions shall be incorporated into the MPO.

9.1.5 The Parties agree to establish for the other Party’s traffic the same standard of quality adopted for the traffic in their own network or that of other providers, unless otherwise and expressly agreed upon with the other Party. There shall be no discrimination in the network performance and quality, such as delay after dialing, routing, call blocking priority and correction of service interruptions, among others.

9.1.6 The Parties shall jointly establish a restoration procedure that will include, at least, the Performance and Quality required hereunder.

9.1.7 The Parties agree to maintain an operating scheme to comply with and act on the applicable requests for maintenance 24 hours a day, 7 days a week, in order to ensure a high network reliability standard.

9.1.8 The Parties agree to establish programmed service interruption procedures to carry out network tests, maintenance and repair. These interruptions shall include a written confirmation, through a failure Notice (BA) to the other Party, no later than 72 (seventy-two) hours in advance of the programmed interruption.

9.1.9 Service interruptions due to any kind of network failures that might affect more than 10% of the total access to cities, sectors or regions shall be immediately informed to all other carriers that are interconnected to the faulty network, to ANATEL and to the general public .

9.2 Technical Specifications

9.2.1 Physical Interface:

UTI recommendations G.703, G.704 and G.706 (Telebrás practice Nº 225-100-706 – “General Specifications of Multiplex Equipment at 2048 kbit/s” and 220 – 250 - 707 – “Minimum Transmission Interface Requirements – Electrical and Physical Features”) UTI recommendations G.821 and G.823, for quality aspects.

9.2.2 Signaling System:

a) Signaling between 5C (MFC) Recorders: according to the following TELEBRÁS Practices:

  Nº 210-110-702 – Signaling Specifications between recorders for the National Terrestrial Telephone Network.
  Nº 210-110-706 – Signaling Protocol between recorders for the National Terrestrial Telephone Network.

b) Signaling between 5S Recorders: according to TELEBRÁS Practice Nº 210 -110 -711 - 5S Signaling System Specifications for the National Satellite Telephone Network.

c) R2 Digital Line and E+M Signaling: TELEBRÁS Practice Nº 210 -110 -703 - Line Signaling Specifications for the National Terrestrial Telephone Network.

d) Common Channel Nº 7 Signaling System: according to the following TELEBRÁS Practices:

  Nº 210-110-724 STB “Minimum Telephone User Subsystem Requirements of the Common Channel Signaling System (TUP)”;
  Nº 220-250-735 STB “Minimum Message Transfer Subsystem Requirements of the Common Channel Signaling System (MTP)”;
  Nº 220-250-732 STB “RDSI (ISUP) User Subsystem – Common Channel Signaling System”

e) Synchronism Systems: according TELEBRÁS Practice nº 220-250-708 – Minimum synchronizing requirements for CPA-T.

9.2.3 Performance and Quality Standards

a) Monthly Interconnection Availability: over 99.8%

Availability is defined as the ratio between the time the system shows the specified technical and operational characteristics and the total time elapsed. The time unavailable for preventive maintenance is not computed in the calculation of availability. The observation period, is 1 (one) month, i.e., the period elapsed between the month’s first and last day (Julian Calendar).

b) Interconnection Link Losses

  For interconnection routes, losses shall be = 1%
  Loss checking at the final interconnection link shall be monthly, by means of an analysis of the traffic records showing the results of the measurements made with real traffic, at the link peak time (HMM), during 5 (five) consecutive weekly business days of the DDD-X (VRM 5). The evaluation of results shall be jointly made quarterly by the Companies.
  The model for the interconnection link loss calculation shall be mutually agreed by the Parties, during Integrated Technical Planning meetings, as established in item 5 of this Attachment 1.

c) Network Quality

  The quality levels of the interconnected networks shall satisfy the objectives established in the Quality Objectives General Plan for the Switched Stationary Telephone Service, according to ANATEL Resolution Nº 30, dated June 29, 1998.
  The evolution of network performance and quality levels shall be evaluated in the planning meetings provided for in item 5 of this Attachment 1.
  The tools and procedures to evaluate network quality shall be mutually agreed upon by the Parties, and may be included in the MPO, as established in item 9.1.1.1 of this Attachment 1.

d) Link Restoration

  Restoration of electronic equipment: within 4 hours.
  Cable restoration: beginning of the restoration within 4 hours, rerouting of the affected traffic in additional period of up to 1 hour, cable restoration within 8 hours after the failure.

10 MANAGEMENT OF NETWORK FAILURES

10.1 General

10.1.1 The Parties realize that it is in their mutual interest to establish an efficient and effective procedure to inform and solve network failures that might affect the other Party. The Parties will implement a Network Failure Management procedure, to promptly notify, monitor and solve network failures or service quality decrease, as established in this document.

10.1.2 Irrespective of the methods and procedures established in this document, the Parties shall work in cooperation to achieve continuous improvement in the Network Failure Management procedure. At any time for the duration of this Agreement, any one of the Parties may request specific changes in these procedures, that shall not be unreasonably refused by the other Party.

10.1.3 The Parties shall establish priorities in failure management, in case several failures are reported simultaneously. In no case the Party the was notified of a failure, shall take advantage for itself, its Final Users or any other Telecommunication Services provider over the Party complaining about the failures in allocating resources to detect and correct the failures.

10.1.4 The Parties will agree upon a procedure of failure notice follow-up, with a unique identification system to be used by both Parties. This identification will be used to refer to a specific failure, thus minimizing possible confusion or communication problems.

10.1.4.1 The Party receiving the failure notice shall immediately forward it to the department in charge of failure correction.

10.1.4.2 The Parties shall establish standard time periods to detect and inform failure situations based on the priority level established between the Parties.

10.1.5 The complaining Party shall be immediately notified after the Party receiving complaint has corrected the failure. The failure shall not be considered corrected until the complaining Party has confirmed the solution.

10.1.6 Each one of the Parties shall supply the other with a list, in hierarchical order, of the persons in charge and corresponding forwarding procedures, in case higher level involvement is necessary.

10.1.7 The Parties agree to evaluate status of failure notices once a month, unless another periodicity is agreed upon between the Parties. The Party receiving the failure notice shall issue a report covering the situation of all the notices during the reporting period. It shall include the complaining Party’s contact person, the type, location and level of priority, the department in charge of the correction and the deadline for the solution (specifying date and time of receipt and date and time of closure).

10.1.8 In case the Parties begin the failure management procedure under this AGREEMENT manually (by fax), joint efforts shall be made to move to an electronic interface, as soon as possible.

10.1.9 The Parties agree to establish the duties regarding service maintenance and intervals between repairs, including performance measurements, such as: average repair time, maximum repair time, repeated and new circuit failures. The obligations mentioned may be included in the MPO.

10.1.10 The Parties acknowledge that network maintenance will require that both Parties periodically coordinate their system testing. The Parties agree to negotiate such tests, their methods and procedures, as well as their updating as may be requested by the other Party from time to time. The testing procedure may be included in the MPO.

10.2 Maintenance Management Duties and Responsibilities

10.2.1 The Companies shall keep trained staff on call 24 (twenty-four) hours a day, 7 (seven) days a week, during the whole year, including Saturdays, Sundays and holidays. The Companies shall have contact persons available by telephone, fax or e-mail; such data shall be provided 30 (thirty) days before the activation of the first interconnection between networks, and shall be updated by both Parties, every time a change occurs.

10.2.2 All communication between the Parties concerning any activity on the interconnection circuits will require the filling out of the Failure Notice (BA). This shall be filled out both for preventive or corrective maintenance. It shall serve to provide a report covering all the activities involving the operation of those circuits. The Parties shall use a standard notice, mutually agreed upon, that will be transmitted by fax or e-mail, and acknowledged by telephone. The Party that detected the failure shall contact the other to submit the complaint, thus causing the beginning of the repair.

10.2.3 Before issuing a Failure Notice (BA), the complaining company must test the interconnections, covering all the connections/network sorting and checking procedures in force, up to the last point for which it is responsible.

10.2.4 The Parties will jointly establish the standard repair duration.

10.2.5 In case of need, the Parties shall act together in locating and isolating the failures, on request, providing help with the tests.

10.2.5.1 Faulty circuit shall not be returned into service until the Parties involved agree that all tests have been made and that the circuits are fully returned to normal.

10.2.6 The Party receiving the Complaint shall inform the complaining Party of the Repair by fax, immediately after its completion. The time considered for the repair of the circuit will always be the time the failure was completely removed. The fields referred to in item 10.2.11 must be filled out.

10.2.7 The Parties agree that preventive maintenance operations or network changes that imply any sort of interruption, shall be informed, at the most, within 3 (three) business days.

10.2.8 When needed, the Parties shall make systemic tests on the equipment in order to guarantee the performance and quality standards. The joint technical tests shall be programmed at least one week in advance.

10.2.9 Periodic meetings shall be held to review operational procedures, analyze and discuss failure reports. These meetings may be called by any one of the Parties involved, at least one week in advance.

10.2.10 Every and any failure in one of the Party’s network that might have a significant impact on the other’s network shall be immediately informed.

10.2.11 Failure Notice (BA)

The Notice to be sent from one Party to the other shall contain the data mentioned below, as a suggestion for the Notice to be used by the Parties

10.2.11.1	Data:
FROM (Party A and department)
TO (Party B and department)
REPAIR REQUEST NUMBER (from Party A)
COMPLAINT (Date and time the failure began)
NAME (identification of the circuit/system used by Party A)
DEFECT (the failure description)
IDENTIFICATION (identification of the circuit/system used by Party B)
PERSON APPOINTED FOR THE TEST (Company A person’s name)
CONTACT TELEPHONE (Party A’s contact telephone for the tests)
TIME AND DATE OF THE NOTICE (time and date the repair was requested)
NAME (identification of the person who sent the notice)

10.2.11.2	Fields:
DEFECT (description of the cause of the failure)
TIME AND DATE (time and date the failure was removed)
REMARK
TRANSMITTED BY (identification of the person who returned the notice)
TIME AND DATE OF RETURN (time and date the notice was returned)

(1) number of Failure Notice
(2) date (DD/MM) of failure notice
(3) time (HH:MM) – time of failure notice
(4) Claimant
(5) Department issuing the BA
(6) Claimant name
(7) Claimant telephone
(8) BA issuer’s FAX
(9) date (DD/MM) of occurrence or detection of failure
(10) time (HH:MM) of occurrence or detection of failure
(11) name of path/circuit, according to the names in Attachment 3 – Technical Interconnection Project
(12) technical description of failures observed in path/circuits
(13) description of the failure cause and solution
(14) Party responsible for the failure correction
(15) Department responsible for the failure recovery
(16) name of the technician responsible for the failure recovery
(17) telephone of the technician responsible for the failure recovery
(18) Fax of the issuer of the BA return
(19) date (DD/MM) of the failure solution
(20) time (HH:MM) of the failure solution
(21) date (DD/MM) of BA return
(22) time (DD/MM) of BA return
(23) complementary information

11 PENALTIES FOR FAILURE OR FOR DEFAULTING THE INTERCONNECTION PATHS FACILITIES DELIVERY DEADLINE

11.1 In case of default by any one of the Parties of the established deadlines for the delivery of the interconnection path facilities, as well as for answering requests for new POI/PPI, the Party responsible for the delay shall pay the other, as damages per day of delay and per 2 Mbit/s digital interface not available, the sum of R$ 120.00 (one hundred and twenty reais), readjustable from the date of execution hereof, by the IPG-DI or any other index that might replace it, plus 1% a month interest, pro rata die.

11.1.1 In the case of this item 11.1, no additional compensation will be due, for losses, damages or lost profit.

11.1.2 The amount owed in the month as provided in this item 11.1 shall be paid by a deposit to the creditor Party’s bank account, in the month after the debt has been confirmed, on the same date the DETRAF is due.

11.2 If the Interconnection failure is due to an interruption not scheduled by the Parties, the Party responsible for the failure shall pay the other an indemnity of R$ 20.00 (twenty Reais) per hour of interruption, per 2 Mbit/s digital interface.

11.2.1 To calculate the above mentioned interruption time, the corresponding hours and minutes elapsed from the date and time the failure was found shall be taken into consideration and be recorded on the Failure Notice issued.

11.2.2 The amount owed, as established in item 11.2, shall be billed in specific Billing Document, issued by affected Party, in the month following the issue of the Failure Notice and on the same date DETRAF is due.

11.2.3 In the case under item 11.2, no additional compensation will be due, for losses, damages or lost profit.

11.3 The payment of the value to be reimbursed, if any, shall follow the DETRAF routine.

11.4 The Party responsible for the events mentioned items 11.1 and 11.2, according to the contingency plan established between the Parties in the Interconnection Project, shall redirect the traffic, at no additional charge, in order to minimize the effects on the other Party, for the duration of the problems.

12 RESPONSIBILITIES FOR REIMBURSEMENTS AND INDEMNIFICATION

12.1 Each one of the Parties may claim from the other the reimbursement of the value of fines that it was obliged to pay the Granting Power, in case the other Party has defaulted its duties under the Concession Agreement and/or the Terms of Authorization and the regulations in force. The exclusive fault of the other Party, concerning the interconnection of networks must be proved.

12.2 None of the Parties shall be responsible for the other Party’s losses or damage, loss of profit or business, and will not pay damages claimed by clients or users, because of failures occurring during operation, as long as they are not due to fraud or gross negligence.

12.3 The Party proved to have caused damage to the other’s facilities and/or equipment shall be liable for those damages, limited to the value of the repair or replacement of the facilities and equipment provenly damaged.

12.3.1 When infrastructure and equipment are shared by the Parties, these shall always jointly prepare the report to settle both their facility and equipment damages.

12.3.2 Once the damages are detected, the Party that caused them shall:

12.3.2.1 In the case of building damages, the compensation shall be in the following order of preference: (i) repairs; (ii) if those are not possible, the equivalent payment in legal tender.

12.3.2.2 In the case of equipment, the compensation shall be in the following order of preference: (i) repairs; (ii) replacement by another in equal conditions, (iii) if none of those options is feasible, the equivalent payment in legal tender.

13 TAXES

13.1 The costs involving taxes, and tax liabilities of any nature assessed on the subject matter hereof shall be borne by the respective taxpayers, as defined by the tax laws in force.

13.2 The Party defaulting its contractual obligations shall be liable for the tax penalties resulting from such default.

14 INSPECTIONS

14.1 By mutual agreement, the Parties may inspect one another. Each Party shall supply the explanations and information that may be requested by the other Party, in order to fulfill the purposes hereof.

14.2 Each Party shall allow, during business hours, the other Party’s employees, agents or subcontractors, duly authorized by the Parties for each event, to enter their facilities where the other Party’s equipment is installed, in order to inspect, maintain or dismantle such equipment and its components. The Party owning such facilities, may accompany such inspection, maintenance and dismantling activities by the other Party.

14.3 Under no circumstances the Party’s inspection, or lack thereof, shall relieve the other Party of its responsibilities or duties hereunder.

15 TRAFFIC MANAGEMENT CRITERIA

15.1 By means of an Addendum, the Parties agree to determine the Traffic Management Criteria within 120 (one hundred and twenty) days after the execution hereof.

DETRAF STANDARDIZATION – version 2.03 (03/19/03) (Relationships between STFC, SMC, SMP and SME Carriers)

This document consolidates the standardization of DETRAF Appropriation, Submission and Reconciliation Criteria, as defined by the DETRAF Group. For better sorting and comprehension of matters, those criteria are divided into four themes: General Appropriation Criteria, Call Scenarios and Network Payment, DETRAF Submission Criteria and DETRAF Reconciliation Criteria.

The first theme, General Appropriation Criteria, presents the general criteria for appropriation of call duration and price, tax calculations, among others, that shall be adopted when establishing the STFC carriers' DETRAFs, regardless of the type of call.

The second theme, Call Scenarios and Network Payment, presents, for each type of call, the public revenue ownership, the network payment debtor or creditor carrier identification, the correct definition of the applicable network usage charges, the minimum call duration prices, as well as the minimum time charge for network payment.

The DETRAF Submission Criteria, presents the criteria that are considered key for the standardization of DETRAF preparation, submission and payment procedures among STFC carriers.

1. GENERAL APPROPRIATION CRITERIA

1.1	CALL SLICING (a long duration call is divided into more than one CDR (Call Registration), by the Exchange, according to a programmed and predefined time parameter (e.g., 6 hours)	Slicing will not be smaller than 6 hours

1.2	CDR (Call Registration) that shall be used for network payment	The CDRs (Call Registration) of incoming and outgoing calls, billed by Point of Interconnection (POI/PPI), will be used, whenever possible.

1.3	Rounding of call duration and decimals definition

The rounding of the duration of a call shall be made per call. This rounding will be made to the upper tenth of minute. (E.g., if the call lasted 2 minutes and 7 seconds, it shall be rounded to 2 minutes and 12 seconds).

1.4	Rounding of values and decimals definition	Values shall be considered with 5 decimal places, ignoring the three last decimals in the final value.

1.5

Numbering Plan and further necessary information for network payment, and their form of update; this information is in ANATEL Records, such as: (local area, Non-geographical Codes, National Location Code, Numbering Plan and Carrier Numbering Range, etc.)

Each carrier shall supply the information for to update ANATEL Numbering Registration. Anatel shall formalize this registration updating process and establish the applicable penalties. The same procedure is recommended for the SMC carriers and others.

1.6	Tax calculation criteria	Rates shall be applied over the total amount, with 5 decimal places.

1.7	Local DETRAF calculation criteria, among local Carriers (STFC x STFC and SMP x SMP and SME x SME)	A 55% rate shall be applied (according to Resolution 33), per sector, regarding local traffic: normal and collect calls. Each carrier shall determine its own debits and credits, based on its own CDRs.

1.8	Charge calculation method, to be applied in case charges for network usage are updated during the local DETRAF appropriation period (STFC x STFC and SMP x SMP and SME x SME)

The calculation shall be a charge weighted by the number of minutes, where:
Charge = charge 1 * (number of minutes applicable to charge 1) + charge 2 * (number of minutes applicable to charge 2) / (total amount of minutes of DETRAF)

1.9	DETRAF criteria when recovering calls (STFC x STFC and SMP x SMP and SME x SME)

When the amount of minutes remaining from a previous month is equal or greater than 10% of the total (debits and credits) DETRAF of the month of reference, the DETRAFs shall be recalculated (month(s) being considered and month of reference). This rule does not preclude dispute.

1.10	Charge criteria for call recovery due to charge changes

For LDN/LDI traffic: the charge in force on the date of call shall be applied.
For local STFC x STFC, SMP x SMP or SME x SME traffic: the charge in force on the date of call shall be applied, but submitted to the same weighting rules established in item 1.8
For local traffic involving SMC: the charge in force on the date of call shall be applied.

1.11	Invalid CDR definition, for DETRAF purposes

Invalid date, time and/or duration: The CDRs with invalid dates, times and/or duration, shall be excluded for DETRAF purposes.
Calls that are signaled with end of selection 85 , whether answered or not, or with category 3 (test), regardless of duration, cannot be billed to the user, nor for network usage payment and, therefore, should be removed from the DETRAF.

2. CALL SCENARIOS AND NETWORK PAYMENT CRITERIA

2.1 – STFC – STFC SCENARIOS
2.1.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR OF STFC NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.1.1.1	Normal STFC-STFC local calls	Origin Local STFC Carrier	Origin Local STFC Carrier	Destination Local STFC Carrier	TU-RL (> 55%)	NA	TU-RL (> 55%)	4 sec	30 sec, except special agreement
2.1.1.2	Collect STFC-STFC local calls	Destination Local STFC Carrier	Destination Local STFC Carrier	Origin Local STFC Carrier	TU-RL (> 55%)	NA	TU-RL (> 55%)	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.1.1.3

Local emergency special service calls:
Civil Police – 147
Military Police – 190
Firemen – 193
Ambulance and Removal Services – 192
Traffic Accidents – 194
Civil defense – 199

Those calls shall be forwarded with FDS 85

		NA	NA	NA	NA	NA	NA	NA	NA
2.1.1.4	Local 0800 calls*	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service	STFC carrier Place of Origin / Destination	TU-RL	NA	TU-RL	0 sec	30 sec, except special agreement
2.1.1.5	Local 0900 calls – direct billing	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service	STFC carrier Place of Origin / Destination	TU-RL	NA	TU-RL	4 sec	30 sec, except special agreement
2.1.1.6	Local 0900 calls – reversed billing	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.1.1.7	Free Local non-emergency calls to special services – 101, 107	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.1.1.8

Billed Local non-emergency calls to special services – 102 and 123

Local access codes, no usage of CSP or area codes. Calls originated in TUP shall be allowed and there will be no payment for associated networks.

		Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement

2.1.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR STFC NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.1.2.1	Normal STFC-STFC intra-sectorial LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	Carrier for: Origin or Destination/Traffic	TU-RL	When used, TU-PTU	TU-RL	4 sec	30 sec, except special agreement
2.1.2.2	Normal STFC-STFC intra-regional LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	Carrier for: Origin or Destination/Traffic	TU-RL	When used, TU-PTU	TU-RL	4 sec	30 sec, except special agreement
2.1.2.3	Normal STFC-STFC inter- regional LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	Carrier for: Origin or Destination/Traffic	TU-RL	When used, TU-PTU	TU-RL	4 sec	30 sec, except special agreement
2.1.2.4	Collect STFC-STFC intra-sectorial LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	Carrier for: Origin or Destination/Traffic	TU-RL	When used, TU-PTU	TU-RL	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.1.2.5	Collect STFC-STFC intra- regional LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	Carrier for: Origin or Destination/Traffic	TU-RL	When used, TU-PTU	TU-RL	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.1.2.6	Collect STFC-STFC inter- regional LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	Carrier for: Origin or Destination/Traffic	TU-RL	When used, TU-PTU	TU-RL	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.1.2.7	0AB700 LDN STFC-STFC intra-sectorial calls	Carrier whose CSP was marked	Carrier whose CSP was marked	Carrier for: Origin or Destination/Traffic	TU-RL	When used, TU-PTU	TU-RL	4 sec	30 sec, except special agreement
2.1.2.8	0AB700 LDN STFC-STFC intra- regional calls	Carrier whose CSP was marked	Carrier whose CSP was marked	Carrier for: Origin or Destination/Traffic	TU-RL	When used, TU-PTU	TU-RL	4 sec	30 sec, except special agreement
2.1.2.9	0AB700 LDN STFC-STFC inter- regional calls	Carrier whose CSP was marked	Carrier whose CSP was marked	Carrier for: Origin or Destination/Traffic	TU-RL	When used, TU-PTU	TU-RL	4 sec	30 sec, except special agreement
2.1.2.10	0800 LDN intra- regional calls*	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service	STFC carrier Place of Origin / Destination	TU-RL	When used, TU-PTU	TU-RL	0 sec	30 sec, except special agreement
2.1.2.11	0800 LDN inter- regional calls*	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service	STFC carrier Place of Origin / Destination	TU-RL	When used, TU-PTU	TU-RL	0 sec	30 sec, except special agreement
2.1.2.12	0900 LDN with direct billed calls*	Carrier selling the 0900 service	Carrier selling the 0900 service	STFC carrier Place of Origin / Destination	TU-RL	When used, TU-PTU	TU-RL	4 sec	30 sec, except special agreement
2.1.2.13	0900 LDN with reversed billed calls*	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.1.2.14	LDN billed non-emergency calls to special services	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement

2.1.3	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR STFC NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.1.3.1	Normal LDI calls	Carrier whose CSP was marked	Carrier whose CSP was marked	Carrier for: Origin or Destination/Traffic	TU-RL	When used, TU- RIU	TU-RL	4 sec	30 sec, except special agreement
2.1.3.2	Collect LDI calls	Carrier whose CSP was marked	Carrier whose CSP was marked	Carrier for: Origin or Destination/Traffic	TU-RL	When used, TU- RIU	TU-RL	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.1.3.3	LDI calls via international carrier	LDI Carrier	LDI Carrier	Carrier for: Origin or Destination/Traffic	TU-RL	When used, TU-RIU	TU-RL	4 sec, counted from the carrier's answer	30 sec, except special agreement

2.2 – SMC – STFC and STFC – SMC SCENARIOS
2.2.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGEA			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.2.1.1	Direct SMC-STFC local calls	SMC Carrier	SMC Carrier	Local / LDN STFC Carrier	NA	When used, TU- RIU	TU-RL	4 sec	30 sec, except special agreement
2.2.1.2	Collect SMC -STFC local calls	STFC Carrier	STFC Carrier	SMC Carrier	TU-M	NA	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.2.1.3	Direct SMC-STFC local calls, in roaming	Visited SMC Carrier	Visited SMC Carrier	STFC Carrier	NA	When used, TU- RIU	TU-RL	4 sec	30 sec, except special agreement
2.2.1.4	Collect SMC -STFC local calls, in roaming	STFC Carrier	STFC Carrier	Visited SMC Carrier	TU-M	NA	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.2.1.5

Normal or roaming Non-billed Local emergency special service calls:
Civil Police – 147
Military Police – 190
Firemen – 193
Ambulance and Removal Services – 192
Traffic Accidents – 194
Civil Defense – 199

Those calls shall be forwarded with FDS 85

		NA	NA	NA	NA	NA	NA	NA	NA
2.2.1.6	Billed normal or roaming calls to SMC -STFC Local Special Services – 102 and 123	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.2.1.7	Free normal or roaming calls to SMC -STFC Local Special Services – 101, 107	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.2.1.8	SMC -STFC Local 0300 calls	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.2.1.9	SMC -STFC Local 0500 calls	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.2.1.10	SMC -STFC Local 0800 calls	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service	Destination SMC / STFC Carrier	TU-M	When used, TU-RIU	TU-RL	0 sec	30 sec, except special agreement
2.2.1.11	SMC -STFC Local 0900 calls – Direct billing	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.2.1.12	SMC -STFC Local 0900 calls – Reversed billing	STFC carrier selling the 0900 service (PGO respected)	STFC carrier selling the 0900 service (PGO respected)	SMC and LDN STFC Carriers	TU-M	When used, TU-RIU	NA	4 sec	30 sec, except special agreement
2.2.1.13	Direct STFC– SMC Local calls	STFC carrier	STFC carrier	SMC Carrier	NA	NA	TU-M	4 sec	30 sec, except special agreement
2.2.1.14	Collect STFC– SMC Local calls	SMC carrier	SMC carrier	STFC Carrier	TU-RL	When used, TU-RIU	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.2.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS DESTINATION	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.2.2.1	SMC-STFC Direct LDN calls	SMC Carrier	SMC Carrier	Local / LDN STFC Carrier	NA	When used, TU- RIU	TU-RL	4 sec	30 sec, except special agreement
2.2.2.2	Collect SMC -STFC inter-region LDN calls	LDN carrier chosen by the SMC to forward the call	LDN carrier chosen by the SMC to forward the call	Local / LDN SMC and STFC Carrier	TU-M	When used, TU- RIU	TU-RL	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.2.2.3	Collect SMC -STFC inter-region LDN calls, in roaming	LDN carrier chosen by the visited SMC to forward the call	LDN carrier chosen by the visited SMC to forward the call	Visited SMC and Local / LDN STFC Carrier	TU-M	When used, TU- RIU	TU-RL	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.2.2.4	SMC -STFC LDN 0300 calls	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.2.2.5	SMC -STFC LDN 0500 calls	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.2.2.6	SMC -STFC LDN 0800 calls	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service	Destination SMC / STFC Carrier	TU-M	When used, TU-RIU	TU-RL	0 sec	30 sec, except special agreement
2.2.2.7	SMC -STFC LDN 0900 calls – Direct billing	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.2.2.8	SMC -STFC LDN 0900 calls – Reversed billing	STFC carrier selling the 0900 service (PGO respected)	STFC carrier selling the 0900 service (PGO respected)	SMC and STFC LDN Carriers	TU-M	When used, TU-RIU	NA	4 sec	30 sec, except special agreement
2.2.2.9	SMC -STFC LDN 0300 calls, in roaming	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.2.2.10	SMC -STFC LDN 0500 calls, in roaming	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.2.2.11	SMC -STFC LDN 0800 calls, in roaming	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service	Visited SMC Carrier / Destination STFC	TU-M	When used, TU-RIU	TU-RL	0 sec	30 sec, except special agreement
2.2.2.12	SMC -STFC LDN 0900 calls, in roaming	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.2.2.13	SMC -STFC LDN 0900 calls, in roaming – Reversed billing	STFC carrier selling the 0900 service (PGO respected)	STFC carrier selling the 0900 service (PGO respected)	SMC and STFC LDN Carriers	TU-M	When used, TU-RIU	NA	4 sec	30 sec, except special agreement
2.2.2.14	Collect SMC –STFC VC-3 and VC-2 intra-region LDN calls	LDN carrier chosen by the SMC to forward the call	LDN carrier chosen by the SMC to forward the call	SMC Carrier / STFC Carrier	TU-M	When used, TU-RIU	TU-RL	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.2.2.15	Collect SMC –STFC LDN VC-3 and VC-2 intra-region calls, in roaming	LDN carrier chosen by the visited SMC to forward the call	LDN carrier chosen by the visited SMC to forward the call	Visited SMC Carrier / STFC Carrier	TU-M	When used, TU-RIU	TU-RL	6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.2.3	LONG DISTANCE SCENARIO - LDI	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS DESTINATION	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.2.3.1	Direct LDI calls with destination at SMC	Origin International Carrier	LDI Carrier that forwarded the call	SMC Carrier	NA	NA	TU-M	4 sec	30 sec, except special agreement

2.3 – SMP – STFC and STFC – SMP SCENARIOS
2.3.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.3.1.1	Direct SMP-STFC local calls	SMP Carrier	SMP Carrier	STFC Carrier	NA	When used, TU-RIU	TU-RL	4 sec	30 sec, except special agreement
2.3.1.2	Collect SMP-STFC local calls	STFC Carrier	STFC Carrier	SMP Carrier	VU-M	When used, TU-RIU	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.3.1.3

SMP-STFC non-billed normal or roaming Emergency Special Service calls:
Civil Police – 147
Military Police – 190
Firemen – 193
Ambulance and Removal Services – 192
Traffic Accidents – 194
Civil Defense – 199

Those calls shall be forwarded with FDS 85

		NA	NA	NA	NA	NA	NA	NA	NA
2.3.1.4	Normal or roaming billed special service calls – SMP-STFC – 102 and 123	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.3.1.5	Normal or roaming non-billed special service calls – SMP-STFC – 101 and 107	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.3.1.6	SMP-STFC local 0800 calls	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service (PGO respected)	SMP Carrier	VU-M	NA	NA	0 sec	30 sec, except special agreement
2.3.1.7	SMP-STFC local 0900 calls – direct billing	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.3.1.8	SMP-STFC local 0900 calls – reversed billing	STFC selling the 0900 service (PGO respected)	STFC selling the 0900 service (PGO respected)	SMC Carrier	VU-M	NA	NA	4 sec	30 sec, except special agreement
2.3.1.9	STFC - SMP direct local calls	STFC Carrier	STFC Carrier	SMP Carrier	NA	When used, TU-RIU	VU-M	4 sec	30 sec, except special agreement
2.3.1.10	STFC - SMP collect local calls	SMP Carrier	SMP Carrier	STFC Carrier	TU-RL	When used, TU-RIU	NA	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.3.1.11	SMP-STFC collect local calls, in roaming	STFC Carrier	STFC Carrier	Visited SMP Carrier	VU-M	When used, TU-RIU	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.3.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.3.2.1	SMP-STFC direct LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	SMP and Local /LDN STFC Carriers	VU-M	When used, TU-RIU	TU-RL	4 sec	30 sec, except special agreement
2.3.2.2	SMP-STFC collect LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	SMP and Local /LDN STFC Carriers	VU-M	When used, TU-RIU	TU-RL	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.3.2.3	STFC - SMP direct LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	SMP and Local /LDN STFC Carriers	TU-RL	When used, TU-RIU	VU-M	4 sec	30 sec, except special agreement
2.3.2.4	STFC - SMP collect LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	SMP and Local /LDN STFC Carriers	TU-RL	When used, TU-RIU	VU-M	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.3.2.5	SMP-STFC Normal LDN calls, in roaming	Carrier whose CSP was marked	Carrier whose CSP was marked	Visited SMP and Local /LDN STFC Carriers	VU-M	When used, TU-RIU	TU-RL	4 sec	30 sec, except special agreement
2.3.2.6	SMP-STFC collect LDN calls, in roaming	Carrier whose CSP was marked	Carrier whose CSP was marked	Visited SMP and Local /LDN STFC Carriers	VU-M	When used, TU-RIU	TU-RL	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.3.2.7	SMP-STFC LDN 0800 calls	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service (PGO respected)	SMP and Local / LDN STFC Carriers	VU-M	When used, TU-RIU	TU-RL	0 sec	30 sec, except special agreement
2.3.2.8	SMP-STFC LDN 0800 calls, in roaming	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service (PGO respected)	Visited SMP and Local / LDN STFC Carriers	VU-M	When used, TU-RIU	TU-RL	0 sec	30 sec, except special agreement
2.3.2.9	SMP-STFC LDN 0900 normal or roaming calls – direct billing	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.3.2.10	SMP-STFC LDN 0900 normal or roaming calls – reversed billing	Carrier selling the 0900 service (PGO respected)	Carrier selling the 0900 service (PGO respected)	SMP and LDN STFC Carriers	VU-M	When used, TU-RIU	NA	4 sec	30 sec, except special agreement

2.4 – SMC – SMP SCENARIOS
2.4.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.4.1.1	Direct SMC-SMP calls	SMC Carrier	SMC Carrier	SMP Carrier	NA	NA	VU-M	4 sec	30 sec, except special agreement
2.4.1.2	Collect SMC - SMP calls	SMP Carrier	SMP Carrier	SMC Carrier	TU-M	NA	NA	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.4.1.3	Direct SMC-SMP calls, in roaming	Visited SMC Carrier	Visited SMC Carrier	SMP Carrier	NA	NA	VU-M	4 sec	30 sec, except special agreement
2.4.1.4	Collect SMC -SMP calls, in roaming	SMP Carrier	SMP Carrier	Visited SMC Carrier	TU-M	NA	NA	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.4.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.4.2.1	SMC-SMP LDN direct calls	SMC Carrier	SMC Carrier	SMP and LDN STFC Carriers	NA	When used, TU-RIU	VU-M	4 sec	30 sec, except special agreement
2.4.2.2	SMC-SMP LDN direct calls, in roaming	Visited SMC Carrier	Visited SMC Carrier	LDN STFC Carrier / SMP Carrier	NA	When used, TU-RIU	VU-M	4 sec	30 sec, except special agreement
2.4.2.3	Collect SMC-SMP LDN calls	LDN carrier chosen by the SMC to forward the call	LDN carrier chosen by the SMC to forward the call	SMC Carrier / SMP Carrier	TU-M	When used, TU-RIU	VU-M	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.4.2.4	Collect SMC -SMP LDN calls, in roaming	LDN carrier chosen by the visited SMC to forward the call	LDN carrier chosen by the visited SMC to forward the call	Visited SMC Carrier / SMP Carrier	TU-M	When used, TU-RIU	VU-M	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.5 – SMP – SMC SCENARIOS
2.5.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.5.1.1	Direct local SMP-SMC calls	SMP Carrier	SMP Carrier	SMC Carrier	NA	NA	TU-M	4 sec	30 sec, except special agreement
2.5.1.2	Collect local SMP - SMC calls	Destination SMC Carrier	Destination SMC Carrier	SMP Carrier	VU-M	NA	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.5.1.3	Normal local SMP-SMC calls, in roaming	Visited SMP Carrier	Visited SMP Carrier	SMC Carrier	NA	NA	TU-M	4 sec	30 sec, except special agreement
2.5.1.4	Collect SMP -SMC calls, in roaming	Destination SMC Carrier	Destination SMC Carrier	Visited SMP Carrier	VU-M	NA	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.5.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.5.2.1	SMP-SMC LDN direct calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	SMP Carrier / SMC Carrier	VU-M	NA	TU-M	4 sec	30 sec, except special agreement
2.5.2.2	Collect SMP-SMC LDN calls	Destination SMC Carrier	Destination SMC Carrier	SMP and LDN STFC Carriers	VU-M	When used, TU-RIU	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.5.2.3	Direct SMP-SMC LDN calls, in roaming	Carrier whose CSP was chosen	Carrier whose CSP was chosen	Visited SMP Carrier / SMC Carrier	VU-M	NA	TU-M	4 sec	30 sec, except special agreement
2.5.2.4	Collect SMP -SMC LDN calls, in roaming	Destination SMC Carrier	Destination SMC Carrier	Visited SMP and LDN STFC Carriers	VU-M	When used, TU-RIU	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.6 – SMC – SMC SCENARIOS
2.6.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.6.1.1	Direct local SMC-SMC calls	Origin SMC Carrier	Origin SMC Carrier	Destination SMC Carrier	NA	NA	TU-M	4 sec	30 sec, except special agreement
2.6.1.2	Collect local SMC - SMC calls	Destination SMC Carrier	Destination SMC Carrier	Origin SMC Carrier	TU-M	NA	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.6.1.3	Local SMC-SMC calls, originated in roaming	Visited SMC Carrier	Visited SMC Carrier	Destination SMC Carrier	NA	NA	TU-M	4 sec	30 sec, except special agreement
2.6.1.4	Collect SMC -SMC calls, originated in roaming	Destination SMC Carrier	Destination SMC Carrier	Visited SMC Carrier	TU-M (visited)	NA	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.6.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.6.2.1	SMC-SMC LDN direct calls	Origin SMC Carrier	Origin SMC Carrier	Destination SMC Carrier and LDN STFC	NA	When used, TU-RIU	TU-M	4 sec	30 sec, except special agreement
2.6.2.2	Collect SMC-SMC LDN calls	Destination SMC Carrier	Destination SMC Carrier	Origin SMC Carrier and LDN STFC	TU-M	When used, TU-RIU	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.6.2.3	Direct SMC-SMC LDN calls, originated in roaming	Visited SMC Carrier	Visited SMC Carrier	Destination SMC Carrier and LDN STFC	NA	When used, TU-RIU	TU-M	4 sec	30 sec, except special agreement
2.6.2.4	Collect SMC -SMC LDN calls, originated in roaming	Destination SMC Carrier	Destination SMC Carrier	Visited SMC Carrier and LDN STFC	TU-M (visited)	When used, TU-RIU	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.7 – SMP – SMP SCENARIOS
2.7.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.7.1.1	Direct local SMP-SMP calls	Origin SMP Carrier	Origin SMP Carrier	Destination SMP Carrier	VU-M > 55%	NA	VU-M > 55%	4 sec	30 sec, except special agreement
2.7.1.2	Collect local SMP - SMP calls	Destination SMP Carrier	Destination SMP Carrier	Origin SMP Carrier	VU-M > 55%	NA	VU-M > 55%	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.7.1.3	Local SMP-SMP calls, in roaming	Visited SMP Carrier	Visited SMP Carrier	Origin SMP Carrier	VU-M > 55%	NA	VU-M > 55%	4 sec	30 sec, except special agreement
2.7.1.4	Collect SMP -SMP calls, in roaming	Destination SMP Carrier	Destination SMP Carrier	Visited SMP Carrier	Visited VU-M > 55%	NA	Destination VU-M > 55%	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.7.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.7.2.1	SMP-SMP LDN direct calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	Origin and destination SMP Carrier	VU-M	NA	VU-M	4 sec	30 sec, except special agreement
2.7.2.2	Collect SMP-SMP LDN calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	Origin and destination SMP Carrier	VU-M	NA	VU-M	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.7.2.3	SMP-SMP LDN calls, originated in roaming	Carrier whose CSP was chosen	Carrier whose CSP was chosen	Origin and destination SMP Carrier	VU-M	NA	VU-M	4 sec	30 sec, except special agreement
2.7.2.4	Collect SMP -SMP LDN calls, originated in roaming	Carrier whose CSP was chosen	Carrier whose CSP was chosen	Origin and destination SMP Carrier	VU-M	NA	VU-M	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.8 – SME – STFC and STFC – SME SCENARIOS
2.8.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.8.1.1	Direct SME-STFC local calls	SME Carrier	SME Carrier	STFC Carrier	NA	Agreement	TU-RL	4 sec	30 sec, except special agreement
2.8.1.2	Collect SME-STFC local calls	STFC Carrier	STFC Carrier	SME Carrier	VU-T	Agreement	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.8.1.3	Direct SME-STFC local calls, in roaming	SME Carrier	SME Carrier	STFC Carrier	NA	Agreement	TU-RL	4 sec	30 sec, except special agreement
2.8.1.4	Collect SME-STFC local calls, in roaming	STFC Carrier	STFC Carrier	Visited SME Carrier	VU-T	Agreement	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.8.1.5

SME-STFC non-billed normal or roaming Local Emergency Special Service calls:
Civil Police – 147
Military Police – 190
Firemen – 193
Ambulance and Removal Services – 192
Traffic Accidents – 194
Civil Defense – 199

		NA	NA	NA	NA	NA	NA	NA	NA
2.8.1.6	Normal or roaming Billed Local Special Services calls – SME-STFC – 102 and 123	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.8.1.7	Normal or roaming non-billed Local Special Services calls – SME-STFC – 101 and 107	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.8.1.8	SME-STFC Local 0800 calls	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service (PGO respected)	SME Carrier	VU-T	Agreement	NA	0 sec	30 sec, except special agreement
2.8.1.9	SME-STFC local 0900 calls – direct billing	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.8.1.10	SME-STFC local 0900 calls – reversed billing	STFC carrier selling the 0900 service (PGO respected)	STFC carrier selling the 0900 service (PGO respected)	SME Carrier	VU-T	NA	NA	4 sec	30 sec, except special agreement
2.8.1.11	STFC - SME direct local calls	STFC Carrier	STFC Carrier	SME Carrier	NA	Agreement	VU-T	4 sec	30 sec, except special agreement
2.8.1.12	STFC - SME collect local calls	SME Carrier	SME Carrier	STFC Carrier	TU-RL	Agreement	NA	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.8.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.8.2.1	SME-STFC direct LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	SME and STFC Carrier	VU-T	When used, TU-RIU	TU-RL	4 sec	30 sec, except special agreement
2.8.2.2	SME-STFC collect LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	SME and STFC Carrier	VU-T	When used, TU-RIU	TU-RL	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.8.2.3	STFC - SME direct LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	STFC and SME carrier	TU-RL	When used, TU-RIU	VU-T	4 sec	30 sec, except special agreement
2.8.2.4	STFC - SME collect LDN calls	Carrier whose CSP was marked	Carrier whose CSP was marked	STFC and SME carrier	TU-RL	When used, TU-RIU	VU-T	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.8.2.5	SME-STFC collect LDN calls, in roaming	Carrier whose CSP was marked	Carrier whose CSP was marked	Visited SME and STFC carrier	VU-T	When used, TU-RIU	TU-RL	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.8.2.6	SME-STFC LDN 0800 calls	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service (PGO respected)	SME / LDN / destination STFC Carrier	VU-T	TU-RIU	TU-RL	0 sec	30 sec, except special agreement
2.8.2.7	SME-STFC LDN 0800 calls, in roaming	Carrier selling the 0800 service (PGO respected)	Carrier selling the 0800 service (PGO respected)	Visited SME / LDN / destination STFC Carrier	VU-T	TU-RIU	TU-RL	0 sec	30 sec, except special agreement
2.8.2.8	SME-STFC LDN 0900 normal or roaming calls – direct billing	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement	Agreement
2.8.2.9	SME-STFC LDN 0900 normal or roaming calls – reversed billing	Carrier selling the 0900 service (PGO respected)	STFC carrier selling the 0900 service (PGO respected)	SME Carrier	VU-T	When used, TU-RIU	NA	4 sec	30 sec, except special agreement

2.8.3	LONG DISTANCE SCENARIO - LDI	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.8.3.1	Direct LDI calls Originated by SME	Carrier whose CSP was marked	Carrier whose CSP was marked	SME Carrier	VU-T	Agreement	NA	4 sec	60 sec
2.8.3.2	Direct LDI calls destined to SME	LDI Carrier	LDI Carrier	SME Carrier	NA	Agreement	VU-T	4 sec	60 sec
2.8.3.3	Direct LDI calls Originated by SME, in roaming	Carrier whose CSP was marked	Carrier whose CSP was marked	Visited SME Carrier	VU-T	Agreement	NA	4 sec	60 sec

2.9 – SMC – SME SCENARIOS
2.9.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.9.1.1	Direct SMC-SME calls	SMC Carrier	SMC Carrier	SME Carrier	NA	NA	VU-T	4 sec	30 sec, except special agreement
2.9.1.2	Collect SMC-SME calls	SME Carrier	SME Carrier	SMC Carrier	TU-M	NA	NA	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.9.1.3	Direct SMC-SME calls, in roaming	Visited SMC Carrier	Visited SMC Carrier	SME Carrier	NA	NA	VU-T	4 sec	30 sec, except special agreement
2.9.1.4	Collect SMC-SME calls, in roaming	SME Carrier	SME Carrier	Visited SMC Carrier	TU-M	NA	NA	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.9.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.9.2.1	SMC-SME LDN direct calls	SMC carrier	SMC carrier	SME and LDN STFC carriers	NA	When used, TU-RIU	VU-T	4 sec	30 sec, except special agreement
2.9.2.2	SMC-SME direct LDN calls, in roaming	Visited SMC carrier	Visited SMC carrier	LDN STFC carrier / SME carrier	NA	When used, TU-RIU	VU-T	4 sec	30 sec, except special agreement
2.9.2.3	Collect SMC-SME LDN calls	LDN carrier chosen by the SMC to forward the call	LDN carrier chosen by the SMC to forward the call	SMC carrier / SME carrier	TU-M	When used, TU-RIU	VU-T	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.9.2.4	Collect SMC-SME LDN calls, in roaming	LDN carrier chosen by the visited SMC to forward the call	LDN carrier chosen by the visited SMC to forward the call	Visited SMC carrier / SME carrier	TU-M	When used, TU-RIU	VU-T	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.10 – SME – SMC SCENARIOS
2.10.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.10.1.1	Direct local SME-SMC calls	SME Carrier	SME Carrier	SMC Carrier	NA	NA	TU-M	4 sec	30 sec, except special agreement
2.10.1.2	Collect local SME-SMC calls	SMC Carrier	SMC Carrier	SME Carrier	VU-T	NA	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.10.1.3	Normal local SME-SMC calls, in roaming	Visited SME Carrier	Visited SME Carrier	SMC Carrier	NA	NA	TU-M	4 sec	30 sec, except special agreement
2.10.1.4	Collect SME-SMC calls, in roaming	SMC Carrier	SMC Carrier	Visited SME Carrier	VU-T	NA	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.10.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.10.2.1	Direct SME-SMC LDN calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	SME and SMC Carriers	VU-T	When used, TU-RIU	TU-M	4 sec	30 sec, except special agreement
2.10.2.2	Collect SME-SMC LDN calls	SMC Carrier	SMC Carrier	SME and LDN STFC Carriers	VU-T	TU-RIU	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.10.2.3	Direct SME-SMC LDN calls, in roaming	Carrier whose CSP was chosen	Carrier whose CSP was chosen	Visited SME and SMC Carrier	VU-T	When used, TU-RIU	TU-M	4 sec	30 sec, except special agreement
2.10.2.4	Collect SME-SMC LDN calls, in roaming	Destination SMC Carrier	Destination SMC Carrier	Visited SME and LDN STFC Carriers	VU-T	TU-RIU	NA	6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.11 – SME – SMP SCENARIOS
2.11.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.11.1.1	Direct local SME-SMP calls	SME Carrier	SME Carrier	SMP Carrier	NA	NA	VU-M	4 sec	30 sec, except special agreement
2.11.1.2	Collect local SME-SMP calls	SMP Carrier	SMP Carrier	SME Carrier	VU-T	NA	NA	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.11.1.3	Local SME-SMP calls, in roaming	Visited SME Carrier	Visited SME Carrier	SMP Carrier	NA	NA	VU-M	4 sec	30 sec, except special agreement
2.11.1.4	Collect local SME-SMP calls, in roaming	SMP Carrier	SMP Carrier	Visited SME Carrier	VU-T	NA	NA	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.11.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.11.2.1	Direct LDN SME-SMP calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	SME and SMP Carriers	VU-T	When used, TU-RIU	VU-M	4 sec	30 sec, except special agreement
2.11.2.2	Collect LDN SME-SMP calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	SME and SMP Carriers	VU-T	When used, TU-RIU	VU-M	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.11.2.3	Roaming originated LDN SME-SMP calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	SME and SMP Carriers	VU-T	When used, TU-RIU	VU-M	4 sec	30 sec, except special agreement
2.11.2.4	Collect roaming originated LDN SME-SMP calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	SME and SMP Carriers	VU-T	When used, TU-RIU	VU-M	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.12 – SMP – SME SCENARIOS
2.12.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.12.1.1	Direct local SMP-SME calls	SMP Carrier	SMP Carrier	SME Carrier	NA	NA	VU-T	4 sec	30 sec, except special agreement
2.12.1.2	Collect local SMP-SME calls	SME Carrier	SME Carrier	SMP Carrier	VU-M	NA	NA	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.12.1.3	Local SMP-SME calls, in roaming	Visited SMP Carrier	Visited SMP Carrier	SME Carrier	NA	NA	VU-T	4 sec	30 sec, except special agreement
2.12.1.4	Collect local SMP-SME calls, in roaming	SME Carrier	SME Carrier	Visited SMP Carrier	VU-M	NA	NA	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.12.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.12.2.1	Direct LDN SMP-SME calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	SMP and SME Carriers	VU-M	When used, TU-RIU	VU-T	4 sec	30 sec, except special agreement
2.12.2.2	Collect LDN SMP-SME calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	SMP and SME Carriers	VU-M	When used, TU-RIU	VU-T	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.12.2.3	Roaming originated LDN SMP-SME calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	SMP and SME Carriers	VU-M	When used, TU-RIU	VU-T	4 sec	30 sec, except special agreement
2.12.2.4	Collect roaming originated LDN SMP-SME calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	SMP and SME Carriers	VU-M	When used, TU-RIU	VU-T	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.13 – SME – SME SCENARIOS
2.13.1	LOCAL SCENARIO	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.13.1.1	Direct local SME-SME calls	Origin SME Carrier	Origin SME Carrier	Destination SME Carrier	VU-T > 55%	NA	VU-T > 55%	4 sec	30 sec, except special agreement
2.13.1.2	Collect local SME - SME calls	Destination SME Carrier	Destination SME Carrier	Origin SME Carrier	VU-T > 55%	NA	VU-T > 55%	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.13.1.3	Local SME-SME calls, in roaming	Visited SME Carrier	Visited SME Carrier	Destination SME Carrier	Visited VU-T > 55%	NA	VU-T > 55%	4 sec	30 sec, except special agreement
2.13.1.4	Collect SME -SME calls, in roaming	Destination SME Carrier	Destination SME Carrier	Visited SME Carrier	Visited VU-T > 55%	NA	VU-T > 55%	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

2.13.2	LONG DISTANCE SCENARIO - LDN	RECEIVER OF PUBLIC FUNDS	DEBTOR CARRIER	CREDITOR CARRIER	PAYMENT FOR NETWORK USAGE			MINIMUM DURATION OF CALLS	MINIMUM TIME FOR PAYMENT
					ORIGIN	LDN	DESTINATION
2.13.2.1	SME-SME LDN direct calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	Origin and destination SME Carrier	VU-T	When used, TU-RIU	VU-T	4 sec	30 sec, except special agreement
2.13.2.2	Collect SME-SME LDN calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	Origin and destination SME Carrier	Visited VU-T	When used, TU-RIU	VU-T	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement
2.13.2.3	Roaming originated SME-SME LDN calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	Visited and destination SME Carrier	VU-T	When used, TU-RIU	VU-T	4 sec	30 sec, except special agreement
2.13.2.4	Collect roaming originated SME -SME LDN calls	Carrier whose CSP was chosen	Carrier whose CSP was chosen	Visited and destination SME Carrier	Visited VU-T	When used, TU-RIU	VU-T	> 6 sec after a msg (12 sec msg)	30 sec, except special agreement

GENERAL COMMENTS ON THE CALL SCENARIOS:

1)
Network payment criteria for the 0800 calls agreed upon in this document shall be valid as of January 2002. Moreover, for network payment purposes, the correct treatment of those calls, by all carriers involved in call forwarding, presumes a new class to be used in the CDR, identifying the two sides of the call as belonging to an 0800 call.

2)
The scenarios for calls received by roaming users (SMC and SMP) weren't described hereinabove, because it is understood that in those cases two distinct calls are generated, the first one directed to the subscriber's network of origin and the second one originated in the subscriber's original carrier network and directed to the visited carrier; those scenarios are established in this document.

3)	Local calls in the SMC scenarios are understood as calls within the registration areas. Local calls in the SMP scenarios, are understood as calls originated within the closed numbering areas.
4)
In any call scenario it is possible to establish network complementation agreements between carriers. In those cases, the payment of the networks involved and not foreseen in this document shall be agreed upon between the parties.

5)
The minimum duration of calls directed to 0800 codes and originated in SMC, SMP or SME, was established at 0 seconds, according to the provision for calls originated in STFC in the Teleb system practices. However, the implementation of network payment for those calls, starting with 0 seconds, is linked to an Anatel formal authorization, so that invoicing to the 0800 services contractor can be made also for calls starting with 0 seconds, regardless of the original terminal type.

6)
The network payment scenario for collect calls originated in SMP users and destined to SMC users was agreed upon by the Group, ascribing the SMC carrier as holder of funds, because this is the only carrier capable of invoicing the user, and this was not provided in SMP's Regulations.

7)
The description of invalid CDRs included in this document in not a final understanding on the matter, since there are other criteria related to CDR validation for network payment, over which there was no consensus. Therefore, they will be submitted to Anatel' appreciation.

8)
For the local call scenarios involving SMC, SMP or SME, the usage of third party's networks may be needed. In those cases, network complementation agreements shall be negotiated, in order to establish the payment of the networks involved. In the case of traffic forwarding, without a specific agreement, BAs shall be made to formalize this exception and the usage of the complementary network shall be billed for the amount of the corresponding usage charge.

3. DETRAF SUBMISSION CRITERIA

3.1. REQUIRED INFORMATION
3.1.1	DETRAF issue date	The date on which the DETRAF was actually issued

3.1.2	Reference Period : Shows the reference period of the DETRAF Document in question	The month and year to which the DETRAF refers to, including calls registered up to the last day of the month. The carriers agree not to perform interruptions without previous communication.

3.1.3	Traffic Period : Shows the period to which the traffic stated in the DETRAF in question refers to	The month and the year of the date the call was initiated

3.1.4	Traffic remaining from previous months	A DETRAF can include, at the most, three (03) traffic periods (calls performed in n -2, n being the reference period), divided into different blocks

3.1.5	1 Submission Duty: Indicates what carrier is bound to submit the DETRAF Document, and to whom

The Creditor Carrier shall submit the DETRAF to the Debtor Carrier, for the STFC, SME and SMP relationships between carriers, regardless of the type of call.
It must be stressed that for local traffic, the Carrier creditor of the traffic balance (> 55%) shall submit the DETRAF.
Regarding the relationship between SMC x SMC and SMC x STFC, the Creditor Carrier shall submit the DETRAF.
Regarding the relationship between SMC x SMP, there must be an agreement between the parts, in order to establish who will submit the DETRAF.

3.1.6	2 Hierarchical Detail Level: Shows the detail level that the DETRAF Document must have, when submitted to the receiving Carrier

DETRAF presentations shall have the following level of hierarchical details:

Carrier-sector / Period of traffic / POI or PPI / Direction / mode / type of billing / type of payment; this means that:

Each Carrier's DETRAF must be submitted by Sector, separating the calls included in the DETRAF by Period of Traffic. Each period of traffic shall be split by POI/PPI. In turn, within each POI/PPI, calls must be sorted by direction of traffic (incoming or outgoing), call type, i.e., Local or Long Distance calls, by type of billing, i.e., Normal, ACB, non-geographical codes and by payment type, TU-RL, TU-RIU, TU-COM, Hour Group, etc., in compliance with the classifications established in the CDR description.

For DETRAF reconciliation purposes, POI/PPI is understood as the pairs identified as: “Exchange” or “switch” and the corresponding interconnection routes that interconnect the networks of two Carriers. These pairs (exchange and route) shall be made clear in the file “DETRAF submission” between carriers, and the carriers shall keep them updated.

The DETRAF submitted between SMP Carriers shall also be split into registration areas.

DETRAF splitting per hour group must be made only in those cases in which there are differences between network usage charges per Hour Group, and shall not include Hour Groups applied for user invoicing, other than one established for network usage between pairs of carriers.

3.1.7	3 Summary Detail Level: Shows the detail level the DETRAF Document should have when submitted to the receiving Carrier	Each hierarchical detail level detailed in item 3.1.5 shall contain the following information: Number of Calls, Number of Billed Minutes, Applicable Charge, Net Amount, Taxes and Grand Total.

3.2.	4 SUBMISSION FORM
3.2.1	5 Media types: Shows how the DETRAF shall be submitted to the destine Carrier	The Carrier shall submit its DETRAF through a file transmitted by electronic media.

3.3 DETRAF DEADLINES
3.3.1	6 DETRAF Deadlines: Shows the date on which the DETRAF Document should be submitted to the other carrier

The parties agree upon the DETRAF submission date. If there is no such Agreement, the DETRAF shall be submitted no later than the fifth (5 th ) business day of the month subsequent to the month of reference.

3.4 BILL HANDLING
3.4.1	7 Submission deadlines: Shows the deadline to submit the bills concerning the DETRAF Document	The deadline for presenting the bills concerning a DETRAF is five (05) business days before said DETRAF due date, unless otherwise agreed specifically between the Parties.

3.4.2	8 Payment Term: Shows the period of time in which payments will be due, according to the bill submission period regarding the DETRAF Document mentioned in item 3.4.1

The deadline for DETRAF payment will be:

Ten (10) days from the due date established in item 3.3.1 hereinabove, for the payment of calls regarding the month of reference and the month immediately preceding that month, except if otherwise agreed specifically between the Parties.

Fifteen (15) days from due date established in item 3.3.1 hereinabove, for the payment of calls that may be included in the same DETRAF, as long as those calls do not add up to more than 5% of the total in the DETRAF, except if otherwise agreed specifically between the Parties.

In case of payments submitted after the date established in item 3.3.1 hereinabove, they should be made ten (10) or fifteen (15) days after the submission of the DETRAF, according to the criteria established hereinabove.

4. DETRAF RECONCILIATION CRITERIA

4.1	9 Dispute Parameters: These are the tolerance percentages regarding the values submitted in the DETRAF, per month of traffic, above which the debtor carrier may dispute

The DETRAF submitted may be disputed according to the following criteria:

(A - B) / A > 1% (one percent) (DETRAF submitted by the creditor)

(B - A) / A > 1% (one percent) (DETRAF submitted by the debtor)

where: A = total sum of values submitted in official dts, for one traffic period
             B = total sum of values established in the DETRAF expectations, for one traffic period

4.2	10 Dispute deadlines: Shows the date up to which dispute may be submitted and accepted. The dispute deadline is established from the month in which the DETRAF in question is submitted	The deadline to submit a dispute is ninety (90) days from the submission of the DETRAF, except if otherwise agreed specifically between the Parties.

4.3	11 Dispute Formalization: Shows the procedures to be followed by the carriers in the initial dispute	All disputes shall be formalized by a notice by e-mail, and formally confirmed in writing, up to 5 business days after such notice.

4.4 RECONCILIATION PROCEDURES
4.4.1	12 Basic Procedures: Shows what procedures shall be adopted by carriers for the initial reconciliation process

The basic reconciliation process consists in the analysis of the differences in the DETRAF submitted by the Creditor/Debtor Carrier (in the relationships with SMC carriers), when compared to the expected DETRAF submitted by the Debtor/Creditor Carrier. The two dts must be analyzed in their several hierarchical levels, in order to identify the causes of divergence. In the event the causes can't be identified, reconciliation will proceed with the adoption of the advanced procedures, described in item 4.4.2.

4.4.2

13 Advanced Procedures: Shows what reports the carriers shall exchange in order to determine and solve divergences.
In case this analysis is not enough, samples from the CDRs included in the DETRAF will be selected, for a comparison to be made.

In case it is not possible to identify inconsistencies through the analysis of the submitted dts, carriers shall exchange reports with the traffic detailed on a daily, POI and call direction basis, or any other additional splitting to be negotiated between the parties, including the number of calls and minutes. From the analysis of this report samples of the CDRs related to the periods or POIs with greater inconsistencies will be selected, so a CDR comparison can be made.

4.4.3	14 Terms: Shows the deadlines for completing the reconciliation procedure

The period of time to complete the basic reconciliation is thirty (30) days from the DETRAF dispute formalization date. The period of time to compete the advanced reconciliation is ninety (90) days from the DETRAF dispute formalization date.

4.4.4	15 Comparison layout: Shows the reconciliation file layout for CDR comparison	See the layout detailed in Attachment 2 –CDR comparison Layout

4.4.5	CDR reconciliation Procedure: Shows all criteria to be adopted by the carriers when proceeding the reconciliation and comparison of CDRs, in order to resolve disputes	See procedures detailed in Attachment 3 –CDR reconciliation Procedures

Remarks: Identifying Changes concerning Version 1.01
ABCDE ORIGINAL contents according to Version 1.01, ??/??/01
ABCDE ALTERED contents with respect to Version 1.01, ??/??/01
ABCDE Contents INCLUDED in Version 2.02

APPENDIX 1 TO THE DETRAF STANDARDIZATION DOCUMENT
DETRAF LAYOUT – VERSION 2.03 (03/19/03)

FIELD	DIGIT		SIZE	CONTENTS
	BEGINNING	END
CREDITOR CARRIER CODE	1	3	3	NUMERICAL CODE (EOT) IDENTIFYING THE CREDITOR ENTITY, ACCORDING TO THE CARRIER FILE, WITH ZERO AS ITS FIRST DIGIT, IF LESS THAN 100
DEBITOR CARRIER CODE	4	6	3	NUMERICAL CODE (EOT) IDENTIFYING THE DEBTOR ENTITY, ACCORDING TO THE CARRIER FILE, WITH ZERO AS ITS FIRST DIGIT, IF LESS THAN 100
REFERENCE PERIOD	7	12	6	DETRAF BASE MONTH AND YEAR
TRAFFIC PERIOD	13	18	6	PERIOD ON WHICH DETRAF IS OWED, IN THE YYYYMM FORMAT
INTERCONNECTION POINT	19	28	10	ENTER THE POI/PPI NAME, ACCORDING TO THE AGREEMENT, ALIGNING ON THE LEFT AND COMPLETING WITH BLANKS, AS NECESSARY
TYPE OF REPORT SUBMITTED 00 – PER CDR DESCRIPTION 01 – DETRAF GRAND TOTAL	29	30	2	ENTER THE TYPE OF REPORT
CDR DESCRIPTION	31	35	5	FILL OUT THIS FIELD WITH THE CALL CLASSIFICATION ACCORDING TO THE DOCUMENT “CDR DESCRIPTION” JUSTIFIED WITH THE FIRST FIELD BLANK
HOUR GROUP	36	36	1	ENTER THE PERIOD CODE: N = NORMAL; R = REDUCED. TO BE USED ONLY IN THE CASE OF A SPECIAL CHARGE AGREEMENT PER PERIOD BETWEEN THE CARRIER PARTIES
NUMBER OF CALLS	37	48	12	TOTAL CALLS, 12 DIGITS
DURATION IN MINUTES	49	61	13	13 DIGIT NUMERICAL FIELD WITH ONE DECIMAL DIGIT, ENTER TOTAL CALL DURATION IN MINUTES AND TENTHS OF A MINUTE, MMMMMMMMMMMM,T
APPLICABLE CHARGE	62	68	7	7 DIGIT NUMERICAL FIELD WITH 6 DECIMAL DIGITS, ENTER THE NET CHARGE APPLIED X,XXXXXXX
NET AMOUNT (AFTER TAXES)	69	83	15	15 DIGIT NUMERICAL FIELD WITH TWO DECIMAL DIGITS, ENTER THE NET AMOUNT XXXXXXXXXXXXXXX,XX
COFINS AND PIS/PASEP AMOUNTS	84	98	15	15 DIGIT NUMERICAL FIELD WITH TWO DECIMAL DIGITS ENTER THE COFINS AND PIS AMOUNTS XXXXXXXXXXXXXXX,XX
ICMS AMOUNT	99	113	15	15 DIGIT NUMERICAL FIELD WITH TWO DECIMAL DIGITS, ENTER THE ICMS AMOUNT XXXXXXXXXXXXXXX,XX
GROSS AMOUNT (INCLUDING TAXES)	114	128	15	15 DIGIT NUMERICAL FIELD WITH TWO DECIMAL DIGITS, ENTER THE GROSS AMOUNT, NET AMOUNT + TAXES XXXXXXXXXXXXXXX,XX

This layout may be shown in CSV or a fixed file

APPENDIX 2 TO DETRAF STANDARDIZATION DOCUMENT
CDR LAYOUT FOR CONFERENCE – VERSION 2.03 (03/19/03)

FIELD	DIGIT		SIZE	CONTENTS
	BEGINNING	END
SEQUENCE	1	10	10	ENTER THE SEQUENCE NUMBER OF THE RECORD IN THE FILE
SUBSCRIBER “A”	11	31	21	SUBSCRIBER A NUMBER CONSISTING OF: AREA CODE + EXCHANGE CALL LETTERS + MCDU. ADJUSTED ON THE LEFT, RIGHT BLANKS FILLED WITH HYPHENS.
15.1.1.1.1.1 CALL DATE	32	39	8	CALL DATE IN THE YYYYMMDD FORMAT
ANSWERING TIME	40	45	6	CALL START TIME IN THE HHMMSS FORMAT
SUBSCRIBER “B” (COMPLETE WITH CSP)	46	65	20

TARGET SUBSCRIBER NUMBER. FOR NATIONAL CALLS CONSISTING OF CSP+AREA CODE+ EXCHANGE CALL LETTERS + MCDU. FOR INTERNATIONAL CALLS OF THE DIGIT 0+CSP+TARGET COUNTRY CALL LETTERS + SUBSCRIBER NUMBER IN THE TARGET COUNTRY. ADJUSTED ON THE LEFT, RIGHT BLANKS FILLED WITH HYPHENS

ACTUAL CALL DURATION	66	72	7	ACTUAL CALL DURATION IN HHMMSS
POINT OF INTERCONNECTION	73	82	10	ENTER POI/PPI CODE, ACCORDING TO AGREEMENT BETWEEN THE CARRIERS
CDR DESCRIPTION	83	87	5	ENTER THE CALL CLASSIFICATION ACCORDING TO THE CDR DESCRIPTION
CALCULATED DURATION FOR THE DERTAF	88	100	13	ENTER THE CALCULATED CALL DURATION, IN MINUTES WITH 1 DECIMAL DIGIT AND NO SEPARATOR
SUBSCRIBER CLASS (NOT MANDATORY)	101	102	2	ENTER THE SUBSCRIBER A, CALL ORIGINATOR, CLASS CODE
FDS (NOT MANDATORY)	103	104	2

CALLED SUBSCRIBER STATUS, FOR COMPLETED CALLS. MAY HAVE THE FOLLOWING AMOUNTS:
01 SUBSCRIBER LINE FREE WITH CHARGE
05 SUBSCRIBER LINE FREE WITHOUT CHARGE
06 SUBSCRIBER LINE FREE WITH CHARGE
DOUBLE CUT OFF
07 INTERCEPTED CALLS (NUMBER CHANGED)

CUT OFF CAUSE (NOT MANDATORY)	105	105	1	CAUSE OF Call CUT OFF AT THE BILLING POINT MAY TAKE ON THE FOLLOWING AMOUNTS: 0 and 4 NON SLICED CALL 1 and 5 Call PARTIAL CUT OFF 16 2 and 5 Call LAST PARTIAL CUT OFF
PARTIAL CUT OFF COUNTER (NOT MANDATORY	106	107	2	CALL SLICE NUMBER
ORIGIN IDENTIFCATION (NOT MANDATORY – APPLICABLE TO MOBILE – MOBILE CONNECTIONS)	108	114	7

THIS FIELD MUST BE FILLED OUT WITH THE LOCAL FIXED OR MOBILE EXCHANGE (AREA CODE+CALL LETTERS+M) OF THE PLACE IN WHICH THE ERB OF ORIGIN IS INSTALLED. FROM THE LEFT, RIGHT BLANKS FILLED WITH BLANKS TO THE RIGHT. FOR FIXED ORIGIN THIS FIELD MUST BE FILLED WITH HYPHENS

AMOUNT OF NETWORK USAGE CHARGE (NOT MANDATORY)	115	129	15	ENTER THIS FIELD WITH THE NETWORK NET AMOUNT, CALCULATED TO 5 DECIMALS

APPENDIX 3 TO DETRAF STANDARDIZATION DOCUMENT
CDR RECONCILIATION PROCEDURE – VERSION 2.03 (03/19/03)

1	PURPOSE

The purpose of the CDR Reconciliation Procedure is to standardize the CDR reconciliation procedure to be agreed upon by the Carriers, enabling the final resolution of the existing financial disputes.

The Carriers may, by mutual agreement among the parties involved in the dispute, establish other procedures for the reconciliation. In the absence of a specific agreement among the parties, the criteria established in this document shall be adopted.

2	CDR Reference Calls

2.1	Establishment of CDR Reference Calls

CDRs to be reconciled
The CDRs to be exchanged are those actually included in the DETRAF.

- Date and Time
The calls relating to the CDRs to be exchanged shall have occurred in a period identified as the one of greatest dispute between the parties, taken from the analysis of the daily traffic report by POI. If no agreement is achieved, the period from 00:00:00 to 23:59:59 o' clock of the 1 st business day of the month being disputed shall be used.

- Interconnection Element
The Carriers shall agree on which network elements, among those considered in the Interconnection , shall be the reference for the CDRs (POI/trunk), based on the Point(s) of Interconnection point(s) where the greatest traffic inconsistency has been found.

2.2	CDR Exchange Limitation

- Maximum Quantity

In the absence of an agreement regarding the quantity of CDRs to be reconciled, if the number of CDRs to be exchanged exceeds a total of 150,000 per POI for the day chosen, one or more of the periods of the same day on which the total quantity of CDRs is within the limit shall be chosen.

- Minimum Quantity

In the absence of an agreement regarding the quantity of CDRs to be reconciled, if the number of CDRs to be exchanged is less than 5,000, additional days shall be stipulated, until this minimum quantity is reached.

3	Definition of the CDR comparison criteria

3.1	Preliminary Analyses

Prior to the CDR comparison itself, the following analyses must be made:

a)  All duplicate CDRs (having the same fields) must be excluded;

b)  For collect calls, check if the message duration used by each carrier and if the counting began before or after the message time, in order to enable adjustments of time and duration of collect calls, required by the comparison procedure.

3.2	Comparison Steps

The following sequence of steps shall be made to reach the results of the CDR comparison procedure:

3.2.1	SUSCRIBER “A” and SUSCRIBER “B” are equal: START TIME differs up to 5 minutes; DURATION differs up to 10 seconds; DATES equal (considering a cut-off date)

3.2.2	SUSCRIBER “A” and SUSCRIBER “B” are equal, area code not to be considered: START TIME differs up to 5 minutes; DURATION differs up to 10 seconds; DATES equal (considering a cut-off date)

3.2.3	SUSCRIBER “A” is different and SUSCRIBER “B” equal: START TIME differs up to 5 minutes; DURATION differs up to 10 seconds; DATES equal (considering a cut-off date)

3.2.4	SUSCRIBER “A” is different and SUSCRIBER “B” equal, area code not to be considered: START TIME differs up to 5 minutes; DURATION differs up to 10 seconds; DATES equal (considering a cut-off date)

3.2.5	ANALYSIS OF DIVERGING CDRs

3.2.5.1

In order to exclude those cases in which there was no match because one CDR was within the considered period and the corresponding CDR was out of it, the CDRs of the 5 minutes after the period began and those of the 5 minutes before its end, shall be excluded.

3.2.5.2

-  The remaining CDRs shall be analyzed to detect inconsistencies, according to the following procedures:
-  Forwarding of reports with the results of each comparison step
-  Forwarding of a document containing the analyses and the conclusions
-  Forwarding of a document containing the measures to correct the criteria and network problems

Remarks: The matching CDRs shall reflect the same types of AMOUNT (charges). If this does not occur the appropriation criteria implemented by the parties must be revised.

APPENDIX 4 TO DETRAF STANDARDIZATION DOCUMENT
CDR RECONCILIATION PROCEDURE – VERSION 2.03 (03/19/03)

APPENDIX 5 TO DETRAF STANDARDIZATION DOCUMENT
CARRIER CODING – VERSION 2.03 (03/19/03

16.1
16.2	Coding Rules

Different codes shall be given to the different carriers of the same group, whenever there are different concessions or authorizations, or when required by legal or tax reasons..

The codes shall be given according to the following criteria:

0XX	STFC and SMC carriers
1XX	Authorized STFC and SMC
201	Intelig
2XX	Blank
3XX	SMP (3 + CN)
4XX	SMP (4 + CN)
5XX	SMP (5 + CN)
6XX	16.2.1 Competitive Local Exchange Carriers
7XX	SME
8XX	Blank
9XX	Blank

16.2.1.1	Carrier Code Table

Code	Trade Name	Registered Name	CSP
001	EMBRATEL LONGA DISTÂNCIA	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A.	21
002	TELAMAZON CELULAR	TELAMAZON CELULAR S.A.	-
003	TELACRE CELULAR	TELACRE CELULAR S.A.	-
004	TELERON CELULAR	TELERON CELULAR S.A	-
005	TELAIMA CELULAR	TELAIMA CELULAR S.A	-
006	TELET	TELET S.A	-
010	TELESP CELULAR	TELESP CELULAR S.A	-
011	TELESP	TELECOMUNICAÇÕES DE SÃO PAULO S.A	15
013	CTBC-SP	COMPANHIA TELEFÔNICA DA BORDA DO CAMPO	15
014	BCP S.A.	BCP S.A.	-
015	CETERP CELULAR	CETERB CELULAR S.A.	-
016	CETERP	CENTRAIS TELEFÔNICAS DE RIBEIRÃO PRETO S.A.	15
017	TESS - SP	TESS S.A.	-
018	ATL - ALGAR TELECOM - RJ.	ATL - ALGAR TELECOM LESTE S.A.	-
019	ATL - ALGAR TELECOM -ES	ATL - ALGAR TELECOM LESTE S.A.	-
020	TELERJ CELULAR.	TELERJ CELULAR S.A.	-
021	TELEMAR	TELECOMUNICAÇÕES DO RIO DE JANEIRO S.A	31
022	BSE - AL	BSE S.A	-
023	BSE - PE	BSE S.A	-
024	BSE - PB	BSE S.A	-
025	CTB TELECOM - SP	CTBC – CIA DE TELECOMUNICAÇÕES DO BRASIL CENTRAL	12
026	TELEST CELULAR	TELEST CELULAR S.A	-
027	TELEMAR - ES	TELECOMUNICAÇÕES DO ESPÍRITO SANTO S.A	31
028	BSE - CE	BSE S.A	-
02	BSE - PI	BSE S.A	-
030	TELEMIG CELULAR	TELEMIG CELULAR S.A	-
031	TELEMAR - MG	TELECOMUNICAÇÕES DE MINAS GERAIS S.A	31
032	BSE - RN	BSE S.A	-
033	NBT - AM	NORTE BRASIL TELECOM S.A – AM	-
034	CTBC- CELULAR	CTBC CELULAR S.A	-
035	CTBC- TELECOM - MG	CTBC – CIA DE TELECOMUNICAÇÕES DO BRASIL CENTRAL	12
036	NST – RR	NORTE BRASIL TELECOM S.A – RR	-
037	NST – PA	NORTE BRASIL TELECOM S.A – PA	-
038	NST – AP	NORTE BRASIL TELECOM S.A – AP	-
039	NST - MA	NORTE BRASIL TELECOM S.A – MA	-
040	TELEPAR- CELULAR	TLELPAR CELULAR S.A	-
041	TELEPAR	TELECOMINICAÇÕES DO PARANÁ S.A	14
042	SERCOMTEL	SERVIÇO DE COMUNICAÇÕES TELEFÔNICAS S.A	43
043	SERCOMTEL CELULAR	SERCOMTEL CELULAR S.A	-
044	GLOBAL TELECOM	GLOBAL TELECOMUNICAÇÕES LTDA.	-

Code	Trade Name	Registered Name	CSP
045	GLOBAL TELECOM - SC	GLOBAL TELECOMUNICAÇÕES LTDA.	-
046	TELESC CELULAR	TELESC CELULAR S.A	-
047	TELESC	TELECOMINICAÇÕES DE SANTA CATARINA S.A	14
048	CTBC TELECOM – GO	CTBC – CIA DE TELECOMUNICAÇÕES DO BRASIL	12
049	CTBC TELECOM – MS	CTBC – CIA DE TELECOMUNICAÇÕES DO BRASIL	12
050	CRT CELULAR	CRT CELULAR S.A.	-
051	CRT	COMPMANIA RIOGRANDE SE DE TELECOMUNICAÇÕES	14
052	CTMR	COMPANIA TELEFÔNICA MELHORAMENTOS E	14
053	CTMR CELULAR	CTMR CELULAR	-
054	AMERICEL - MS.	AMERICEL S.A.	-
055	TELEGOAIÁS – TO	TELECOMUNICAÇÕES DE GOAIÁS S.A – TO	14
056	TELEGOIÁS CELULAR	TELEGIOÁS S.A	-
057	AMERICEL - MT	AMERICEL S.A	-
058	AMERICEL - RO	AMERICEL S.A	-
059	AMERICEL - AC	AMERICEL S.A	-
060	TELEBRASÍLIA CELULAR	TELEBRASÍLIA CELULAR S.A.	-
061	TELEBRASÍLIA	TELECOMUNICAÇÕES DE BRASÍLIA S.A.	14
062	TELEGOAIÁS – GO	TELECOMUNICAÇÕES DE GOAIÁS S.A	14
063	AMERICEL - DF	AMERICEL S.A	-
064	TELEMAT CELULAR	TELEMAT CELULAR S.A.	-
065	TELEMAT	TELECOMUNICAÇÕES DE MATO GROSSO S.A.	14
066	TELEMS CELULAR	TELEMS CELULAR S.A	-
067	TELEMS	TELECOMUNICAÇÕES DE MATO GROSSO DO SUL S.A	14
068	TELEGOIÁS CELULAR - GO	TELEGOIÁS CELULAR S.A	-
069	AMERICEL - TO	AMERICEL S.A	-
070	TELEBAHIA CELULAR	TELEBAHIA CELULAR S.A	-
071	TELEMAR – BA	TELECOMUNICAÇÕES DA BAHIA S.A.	31
072	TELASA CELULAR	TELASA CELULAR S.A.	-
073	TELPA CELULAR	TELPA CELULAR S.A	-
074	MAXITEL - BA	MAXITEL S.A.	-
075	MAXITEL - SE	MAXITEL S.A.	-
076	MAXITEL - MG	MAXITEL S.A.	-
077	AMERICEL - GO	AMERICEL S.A	-
078	TELERGIPE CELULAR	TELERGIPE CELULAR S.A	-
079	TLELMAR – SE	TELECOMUNICAÇÕES DE SERGIPE S. A.	31
080	TELPE CELULAR	TELPE CELULAR S.A	-
081	TELEMAR – PE	TELECOMUNICAÇÕES PERNAMBUCO S.A.	31
082	TELEMAR – AL	TELECOMUNICAÇÕES ALAGOAS S.A.	31
083	TELEMAR – PB	TELECOMUNICAÇÕES PARAÍBA S.A.	31
084	TELEMAR – RN	TELECOMUNICAÇÕES RIO GRANDE DO NORTE S.A.	31
085	TELEMAR – CE	TELECOMUNICAÇÕES CEARÁ S.A.	31
086	TELEMAR – PI	TELECOMUNICAÇÕES PIAUÍ S.A.	31
087	TELEPISA CELULAR	TELEPISA CELULAR S.A.	-
088	TELECEARÁ CELULAR	TELECEARÁ CELULAR S.A.	-
089	TELERN CELULAR	TELERN CELULAR S.A.	-
090	TELEPARRÁ CELULAR	TELEPARÁ CELULAR S.A.	-
091	TELEMAR - PA	TELECOMUNICAÇÕES DO PARANÁ S.A.	31
092	TELEMAR - AM	TELECOMUNICAÇÕES DO AMAZONAS S.A.	31
093	TELEACRE	TELECOMUNICAÇÕES DO ACRE S.A.	14
984	TELERON	TELECOMUNICAÇÕES DE RONDÔNIA S.A.	14
095	TELEMAR – RR	TELECOMUNICAÇÕES DE RORAIMA S.A.	31
096	TELEMAR - AP	TELECOMUNICAÇÕES DO AMAPÁ S.A.	31
097	TELEMAPA CELULAR	TELEMAPA CELULAR S.A.	-
098	TELEMAR - MA	TELECOMUNICAÇÕES DO S.A.	31
099	TELMA CELULAR	TELMA CELULAR S.A.	-
111	VESPER – SETOR 31-SP	VESPER S.A SP-31	89
113	VESPER – SETOR 34-SP	VESPER S.A SP-34	89
116	VESPER – SETOR 32-SP	VESPER S.A SP-32	89
121	VESPER – RJ	VESPER S.A -RJ	89
125	VESPER – SETOR 33-SP	VESPER S.A SP-33	89
127	VESPER – ES	VESPER S.A -ES	85
131	VESPER – SETOR 02-MG	VESPER S.A MG-02	85
135	VESPER – SETOR 03-MG	VESPER S.A MG 03	85
141	GVT PR – SETOR 19	GLOBAL VILLAGE TELECOM LTDA.	25
142	GVT PR – SETOR 20	GLOBAL VILLAGE TELECOM LTDA.	25
147	GVT SC – SETOR 18	GLOBAL VILLAGE TELECOM LTDA.	25
148	GVT GO – SETOR 25	GLOBAL VILLAGE TELECOM LTDA.	25
149	GVT MS – SETOR 22	GLOBAL VILLAGE TELECOM LTDA	25
151	GVT RS – SETOR 29	GLOBAL VILLAGE TELECOM LTDA	25

Code	Trade Name	Registered Name	CSP
152	GVT RS – SETOR 30	GLOBAL VILLAGE TELECOM LTDA	25
155	GVT TO – SETOR 25	GLOBAL VILLAGE TELECOM LTDA	25
161	GVT DF – SETOR 26	GLOBAL VILLAGE TELECOM LTDA	25
162	GVT GO – SETOR 24	GLOBAL VILLAGE TELECOM LTDA	25
165	GVT MT – SETOR 23	GLOBAL VILLAGE TELECOM LTDA	25
167	GVT MS – SETOR 21	GLOBAL VILLAGE TELECOM LTDA	25
171	VESPER –-BA	VESPER S.A - BA	85
179	VESPER –-SE	VESPER S.A - SE	85
181	VESPER –-PE	VESPER S.A - PE	85
182	VESPER –-AL	VESPER S.A - AL	8
183	VESPER –-PB	VESPER S.A - PB	85
184	VESPER –-RN	VESPER S.A - RN	85
185	VESPER –-CE	VESPER S.A - CE	85
186	VESPER –-PI	VESPER S.A - PI	85
191	VESPER –-PA	VESPER S.A - PA	85
192	VESPER –-AM	VESPER S.A - AM	85
193	GVT AC – SETOR 28	GLOBAL VILLAGE TELECOM LTDA	25
194	GVT RO – SETOR 27	GLOBAL VILLAGE TELECOM LTDA	25
195	VESPER –-RR	VESPER S.A – RR	85
196	VESPER –-AP	VESPER S.A – AP	85
198	VESPER –-MA	VESPER S.A – MA	85
201	INTELIG LONGA DISTÂNCIA	INTELIG TELECOMUNICAÇÕES LTDA.	23
202	INTELIG RJ – SETOR 1	INTELIG TELECOMUNICAÇÕES LTDA.	-
203	INTELIG SP – SETOR 31	INTELIG TELECOMUNICAÇÕES LTDA.	-
204	INTELIG DF – SETOR 26	INTELIG TELECOMUNICAÇÕES LTDA.	-
205	INTELIG MG – SETOR 2	INTELIG TELECOMUNICAÇÕES LTDA.	-
206	INTELIG PR – SETOR 19	INTELIG TELECOMUNICAÇÕES LTDA.	-
207	INTELIG RS – SETOR 29	INTELIG TELECOMUNICAÇÕES LTDA.	-
208	INTELIG BA – SETOR 5	INTELIG TELECOMUNICAÇÕES LTDA.	-
209	INTELIG PE – SETOR 8	INTELIG TELECOMUNICAÇÕES LTDA.	-
210	INTELIG CE – SETOR 11	INTELIG TELECOMUNICAÇÕES LTDA.	-
211	TELESP LONGA DISTÂNCIA	TELECOMUNICAÇÕES DE SÃO PAULO S.A	15
212	EMBRATEL SP – SETOR 31	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
213	EMBRATEL SP – SETOR 34	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
216	EMBRATEL SP – SETOR 32	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
221	EMBRATEL RJ – SETOR 01	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
225	EMBRATEL SP – SETOR 33	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
227	EMBRATEL ES – SETOR 04	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
231	TELEMAR LONGA DISTÂNCIA	TELEMAR NORTE LESTE S.A	31
232	EMBRATEL MG – SETOR 02	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
235	EMBRATEL MG – SETOR 03	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
241	EMBRATEL PR – SETOR 19	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
242	EMBRATEL PR – SETOR 20	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
247	EMBRATEL SC – SETOR 18	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
248	EMBRATEL GO – SETOR 25	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
249	EMBRATEL MS – SETOR 22	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
251	EMBRATEL RS – SETOR 297	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
252	EMBRATEL RS – SETOR 30	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
255	EMBRATEL TO – SETOR 24	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
261	EMBRATEL DF – SETOR 26	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
262	EMBRATEL GO – SETOR 24	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
265	EMBRATEL MT – SETOR 23	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
267	EMBRATEL MS – SETOR 21	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
271	EMBRATEL BA – SETOR 05	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
279	EMBRATEL SE – SETOR 06	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
281	EMBRATEL PE – SETOR 08	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
282	EMBRATEL AL – SETOR 07	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
283	EMBRATEL PB – SETOR 09	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
284	EMBRATEL RN – SETOR 10	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
285	EMBRATEL CE – SETOR 11	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
286	EMBRATEL PI – SETOR 12	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
291	EMBRATEL PA – SETOR 14	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
292	EMBRATEL AM – SETOR 16	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
293	EMBRATEL AC – SETOR 28	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
294	EMBRATEL RO – SETOR 27	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
295	EMBRATEL RR – SETOR 17	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
296	EMBRATEL AP - SETOR 15	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
298	EMBRATEL AM - SETOR 1	EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A	-
301	OI – LONGA DISTÂNCIA	TNL PCS LONGA DISTÂNCIA	31
321	OI – RJ	TNL PCS S.A. – RJ	31
327	OI – ES	TNL PCS S.A. – ES	31
Code	Trade Name	Registered Name	CSP
331	OI – MG	TNL PCS S.A.– M G	31
371	OI – BA	TNL PCS S.A.– BA	31
379	OI – SE	TNL PCS S.A. – SE	31
381	OI – PE	TNL PCS S.A. – PE	31
382	OI – AL	TNL PCS S.A. – AL	31
383	OI – PB	TNL PCS S.A.– PB	31
384	OI – RN	TNL PCS S.A .– RN	31
285	OI – CE	TNL PCS S.A.– CE	31
386	OI – PI	TNL PCS S.A.– PI	31
391	OI – PA	TNL PCS S.A.– PA	31
392	OI – AM	TNL PCS S.A.– AM	31
395	OI – RR	TNL PCS S.A.– RR	31
396	OI – AP	TNL PCS S.A.– AP	31
398	OI – MA	TNL PCS S.A.– MA	31
411	TIM - SP	TIM São Paulo S.A.	-
421	TIM - RJ	TIM Rio Norte S.A.	-
427	TIM - ES	TIM Rio Norte S.A.	-
451	TIM - RS	TIM Celular Centro SUL S.A.	-
461	TIM - DF	TIM Celular Centro SUL S.A.	-
462	TIM - GO	TIM Celular Centro SUL S.A.	-
463	TIM - TO	TIM Celular Centro SUL S.A.	-
465	TIM - MT	TIM Celular Centro SUL S.A.	-
467	TIM - MS	TIM Celular Centro SUL S.A.	-
468	TIM - AC	TIM Celular Centro SUL S.A.	-
469	TIM - RO	TIM Celular Centro SUL S.A.	-
491	TIM - PA	TIM Rio Norte S.A.	-
492	TIM - AM	TIM Rio Norte S.A.	-
495	TIM - RR	TIM Rio Norte S.A.	-
496	TIM - AP	TIM Rio Norte S.A.	-
498	TIM - MA	TIM Rio Norte S.A.	-
611	AMPLA	AMPLA TELECOMUNICAÇÕES LTDA.	39
612	TRANSIT – SP	TRANSIT DO BRASIL LTDA.	-
613	TELEMAIS – SP	TELEMAIS S.A.	39
621	SERMATEL	SERMATEL – COM. E SERV. DE TELECOMUNICAÇÕES LTDA.	39
641	OPTIONS	OPTIONS PROGRAMAS DE COMPUTADORES LTDA.	39
642	TRANSIT – PR	TRANSIT DO BRASIL LTDA.	-
643	TELEMAIS – PR	TELEMAIS S.A.	39
647	TRANSIT – SC	TRANSIT DO BRASIL LTDA.	39
648	TELEMAIS – SC	TELEMAIS S.A.	39
651	TRANSIT	TRANSIT DO BRASIL LTDA.	39
652	TELEMAIS – RS	TELEMAIS S.A.	39
662	NE BALESTRA	NE BALESTRA CONSTRUÇÕES CIVÍS LTDA.	39
663	AEROTECH	AEROTECH TELECOMINICAÇÕES LTDA	39
691	NORTELPA	NORTELPA ENGENHARIA LTDA.	39
692	TELEAMAZONIA - TLC		39
693	TELEFÔNICA DE MARITUBA	APOIO ENGENHARIA E COMUNICAÇÕES LTDA.	39
711	NEXTEL – SPO	NEXTEL CO MUNICAÇÕES LTDA.	-
712	NEXTEL – SJC	NEXTEL CO MUNICAÇÕES LTDA.	-
713	NEXTEL – STS	NEXTEL CO MUNICAÇÕES LTDA.	-
716	NEXTEL – RPO	NEXTEL CO MUNICAÇÕES LTDA.	-
719	NEXTEL – CAS	NEXTEL CO MUNICAÇÕES LTDA.	-
721	NEXTEL – RJO 21	NEXTEL CO MUNICAÇÕES LTDA.	-
722	NEXTEL - RJO 22	NEXTEL CO MUNICAÇÕES LTDA.	-
724	NEXTEL - RJO 24	NEXTEL CO MUNICAÇÕES LTDA.	-
731	NEXTEL – MG	NEXTEL CO MUNICAÇÕES LTDA.	-
741	NEXTEL – CTA	NEXTEL CO MUNICAÇÕES LTDA.	-
751	NEXTEL – PAE	NEXTEL CO MUNICAÇÕES LTDA.	-
761	NEXTEL - BSA	NEXTEL CO MUNICAÇÕES LTDA.	-
801	IRIDIUM	IRIDIUM SUDAMERICA – BRASIL S/A	-
811	AT&T LATIN AMERICA – SP	AT&T DO BRASIL LTDA.	-
812	IMPSAT – SP	IMPSAT COMUNICAÇÕES LTDA.	-
821	AT&T LATIN AMERICA – RJ	AT&T DO BRASIL LTDA.	-
822	IMPSAT – RJ	IMPSAT COMUNICAÇÕES LTDA.	-
831	AT&T LATIN AMERICA – MG	AT&T DO BRASIL LTDA.	-
832	IMPSAT – MG	IMPSAT COMUNICAÇÕES LTDA.	-
841	AT&T LATIN AMERICA – PR	AT&T DO BRASIL LTDA.	-
842	IMPSAT – PR	IMPSAT COMUNICAÇÕES LTDA.	-
851	AT&T LATIN AMERICA – RS	AT&T DO BRASIL LTDA.	-

Code	Trade Name	Registered Name	CSP
852	IMPSAT – RS	IMPSAT COMUNICAÇÕES LTDA.	-
861	AT&T LATIN AMERICA – DF	AT&T DO BRASIL LTDA.	-
862	IMPSAT – DF	IMPSAT COMUNICAÇÕES LTDA.	-
881	GLOBALSTAR - PE	Globalstar do Brasil S. A. - PE	-
892	GLOBALSTAR - AM	Globalstar do Brasil S. A. - AM	-
921	TELESP RJ – SETOR 01	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
931	TELESP MG – SETOR 02	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
934	TELESP MG - SETOR 03	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
927	TELESP ES - SETOR 04	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
971	TELESP BA – SETOR 05	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
979	TELESP SE – SETOR 06	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
982	TELESP AL – SETOR 07	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
981	TELESP PE – SETOR 08	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
983	TELESP PB – SETOR 09	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
984	TELESP RN – SETOR 10	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
985	TELESP CE – SETOR 11	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
986	TELESP PI – SETOR 12	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
998	TELESP MA – SETOR 13	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
991	TELESP PA – SETOR 14	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
996	TELESP AP – SETOR 15	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
992	TELESP AM – SETOR 16	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
995	TELESP RR – SETOR 17	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
948	TELESP SC – SETOR 18	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
941	TELESP PR – SETOR 19	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
943	TELESP PR – SETOR 20	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
967	TELESP MS – SETOR 21	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
966	TELESP MS – SETOR 22	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
965	TELESP MT – SETOR 23	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
963	TELESP TO – SETOR 24	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
964	TELESP GO – SETOR 25	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
961	TELESP DF – SETOR 26	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
969	TELESP RO – SETOR 27	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
968	TELESP AC – SETOR 28	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
951	TELESP RS – SETOR 29	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
953	TELESP RS – SETOR 30	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-
916	TELESP SP – SETOR 33	TELCOMUNICAÇÕES DE SÃO PAULO S. A.	-

ATTACHMENT 3
TECHNICAL PROJECT FOR NETWORK INTERCONNECTION

1.	Objectives

1.1
To determine and size interconnection routes, and set forth traffic forwarding between TIM CELULAR SUL's SMP support networks and BRASIL TELECOM's National Long Distance STFC support network, as well as to unify the premises underlying the Integrated Technical Planning.

1.2	The activation of the interconnection facilities shall take place within the established deadlines or any other one agreed upon by the Parties.

1.2	The activation of the interconnection facilities shall take place within the established deadlines or any other one agreed upon by the Parties.

2.	Interconnection Project

2.1	Identification of the Points of Interconnection:

BRASIL TELECOM
EXCHANGE NAME/ABBR.	PLACE (street, number, city and state)	MANUFAC.	MODEL	GEOGR. COORD.
				LAT. (S)	LONG. (W)
CTA AV	Av. Silva Jardim, 3019 Curitiba-Paraná	Siemens	EWSD	25°26'27”	49°16'20”
CTA ME1	Rua Professor Lycio Grey de Castro Velloso, 191	Siemens	EWSD	25°26'27”	49°16'20”
CTA ME2	Rua Professor Lycio Grey de Castro Velloso, 191	Siemens	EWSD	25°26'27”	49°16'20”
CTA VN1 LOC	Rua Visconde de Nacar, 1415	Siemens	EWSD	25°26'27”	49°16'20”
CTA BV2	Rua Atílio A. Barbosa, 166	Siemens	EWSD	25°23'25”	49°14'17”
CTA PI2	Rua Gustavo Schier, 216	Siemens	EWSD	25°29'25”	49°17'47”
CTA VN2	Rua Visconde de Nacar, 1415	Siemens	EWSD	25°26'27”	49°16'20”
PGO SM	Rua Saldanha Marinho, 150 Ponta Grossa – PR	Ericsson	AXE-10	25°08'15”	50°09'02”
LDA LM1	Av. Madre Leonia Milito, 2100 Londrina – PR	Ericsson	AXE-10	23°20'03”	51°10'46”
MGA RC1	Gleba Ribeirão Colombo – Maringá PR	Lucent	5ESS	23°23'12”	52°00'39”
FOZ IT	Av. Arterial, 715 – Foz do Iguaçú – PR	Ericsson	AXE-10	25°30'58”	54°34'05”
CSC GO	Rua General Osório, 3442 – Cascavel PR	Ericsson	AXE-9	24°57'31”	53°27'20”
BNU TRB	Av. Brasil, 371 – Centro	Ericsson	AXE	26°54'59”	49°03'53”
BNU GW	Av. Brasil, 371 – Centro	Ericsson	AXE	26°54'59”	49°03'53”
BNU 326	Rua República da Argentina. 33 c/Rua Uruguay	Ericsson	AXE	s26°54'59”	w49°03'63”
IAI S12 (348)	Rua João Baues, 45 – Centro	Alcatel	SISTEMA 12	26°54'26”	46°39'45”
BCU TRA (367)	Av. Brasil, 1420 – Centro	Alcatel	TRÓPICO RA	27°00'20”	48°38'29”
BCU AXE	Av. Brasil, 1420 – Centro	Ericsson	AXE	27°00'20”	48°38'29”
JGS 371	Rua General Floriano Peixoto, 127	Alcatel	SISTEMA 12	27°10'21”	51°30'31”
CUA TR B	Rua Getúlio Vargas, 222 c/Rua Lauro Müller	Alcatel	TRÓPICO RA	28°40'32”	49°22'10”
CUA EW SD	Rua Getúlio Vargas, 222 c/Rua Lauro Müller	Siemens	EWSD	28°40'32”	49°22'10”
TRO 626 RA	Rua José Acácio Moreira, 1591	Alcatel	TRÓPICO RA	25°25'48”	49°00'44”
FNS ESRT 248TD3	Rua Prof. Barreiros Filho, sn	Siemens	EWSD	27°35'27”	48°35'08”
FNS 224 TD2	Rua Acipreste Paiva c/ Rua Santos Dumont, sn	Siemens	EWSD	27°35'20”	48°31'44”
FNS GW	Rua Acipreste Paiva c/ Rua Santos Dumont, sn	Siemens	EWSD	27°35'20”	48°31'44”
JVE TD2	Rua Princesa Isabel, 457	Ericsson	AXE	26°17'34”	48°49'38”
LGS TD2	Rua Presidente Nereu Ramos, 120	Siemens	EWSD	27°48'47”	50°22'18”
CCO TD2	Rua Marechal Bormann, 1177	Alcatel	TRÓPICO RA	27°06'25”	52°34'50”
PLT CTO 3	Rua 15 de Novembro, 653 2° Andar Pelotas – RS	Ericsson	AXE-10	31°45'30”	54°00'08”
PLT CB01	Praça 20 de Setembro, 468 Pelotas – RS	Ericsson	AXE-10	31°40'01”	50°20'29”

TIM SUL
EXCHANGE NAME/ABBR.	PLACE (street, number, city and state)	MANUFAC.	MODEL	GEOGR. COORD.
				LAT. (S)	LONG. (W)
TR CEL TIM (CTA CCC TR)	Avenida Manoel Ribas, 115, 5º Andar Curitiba – PR	Lucent	5ESS	25°25'22”	49°16'48”
MGA CCC	Av. Mauá, 1368 – Maringá – PR	Lucent	5ESS	26°26'22”	51°56'10”
FOZ CCC	Rua Mal. Floriano, 1037 – Foz do Iguaçú – PR	Lucent	5ESS	25°32'41”	54°35'02”
PGO CCC	Rua Barão do Rio Branco, Ponta Grossa	Lucent	5ESS	25°05'37”	50°09'37”
FNS CCC	Praça PC. Pereira Oliveira s/n 6º and. Florianópolis - SC	Ericsson	AXE-10	27°35'43”	48°32'55”
JVE CCC	Rua Princ. Izabel, 457, 2º Andar – Joinville – SC	Ericsson	AXE-10	26°17'17”	43°50'48,2”
BNU CCC	Av. Brasil, 351 – 6º andar, Blumenau – SC	Ericsson	AXE-10	26°55'10”	49°03'58”
CUA CCC	Rua Getúlio Vargas, 222 – Criciúma – SC	Ericsson	AXE-10	28°40'32”	49°22'10”
LGS CCC	Rua Pres. Nereu Ramos s/n – Lages - SC	Ericsson	AXE-10	27°48'47”	50°22'13”
PLT CCC	Rua Quinze de Novembro, 253 – Primeira – Pelotas - RS	Ericsson	AXE-10	31°46'00”	52°20'30”

2.2	Identification of the Points o of Presence:

BRASIL TELECOM
PPI NAME/ABBR.	PLACE (street, number, city and state)	GEOGR. COORD.
		LAT. (S)	LONG. (W)

TIM SUL
PPI NAME/ABBR.	PLACE (street, number, city and state)	GEOGR. COORD.
		LAT. (S)	LONG. (W)
PIAI	Rua João Baues, 45 – Centro	26°54'26”	46°39'45”
PBCU TR A	Av. Brasil, 1420 – Centro	27°00'20”	48°38'29”
PBCU AXE	Av. Brasil, 1420 – Centro	27°00'20”	48°38'29”
PJGS	Rua General Floriano Peixoto, 127	27°10'21”	51°30'31”
PTRO	Rua José Acácio Moreira, 1591	25°25'48”	49°00'44”
CCO TD2	Rua Marechal Bormann, 1177	27°06'25”	52°34'50”
PAPU	Gleba Ribeirão Colombo – Maringá PR	23°23'12”	52°00'39”
PPBC	Av. Arterial, 715 – Foz do Iguaçú – PR	25°30'58”	54°34'05”
PCSC	Rua General Osório, 3442 – Cascavel PR	24°57'31”	53°27'20”

AGREEMENT ON THE INTERCONNECTION OF BRASIL TELECOM LDN-LDI STFC AND TIM SUL SMP NETWORKS
ATTACHMENT 1 – GENERAL AGREEMENT CONDITIONS

2.3 Characteristics of the Interconnection Project:

17 BRASIL 18 TELECOM	TIM		19 TYPE OF TRAFFIC	Number of trunks (2Mbps)			Signaling						OPC SCC#7 Decimal		PTS		MTL Provision
POI	POI	PPI		Existing	Planned	Date	Line	Reg.	SCC#7 Mode	Num. (SLC)	Protocol Type	Date	(A)	(B)	(A)	(B)	BrT	TIM
CTA AV	CTA ME CCC	-	VC1	3	0	FASE1	N7	N7	A	1	ISUP		9284	9292
CTA ME1	CTA ME CCC	-	VC1	1	0	FASE3	N7	N7	A	1	ISUP		9282	9292
CTA AV	CTA PI CCC	-	VC1	5	0	FASE3	N7	N7	A	1	ISUP		9284	9309
CTA ME1	CTA PI CCC	-	VC1	1	0	FASE3	N7	N7	A	1	ISUP		9282	9309
CTA AV	CTA PL CCC	-	VC1	6	0	FASE1	N7	N7	A	1	ISUP		9284	9310
CTA ME1	CTA PL CCC	-	VC1	1	0	FASE3	N7	N7	A	1	ISUP		9282	9310
CTA AV	CTA CCC TR	-	VC1	21	0	FASE1	N7	N7	A	1	ISUP		9284	9318
CTA ME1	CTA CCC TR	-	VC1	14	0	FASE2	N7	N7	A	1	ISUP		9282	9318
CTA VN1	CTA CCC TR	-	VC1	26	0	FASE3	N7	N7	A	1	ISUP		9283	9318
CTA BV2	CTA CCC TR	-	VC1	0	38	jun/03	N7	N7	A	1	ISUP		9299	9318
CTA PI2	CTA CCC TR	-	VC1	0	38	jun/03	N7	N7	A	1	ISUP		9311	9318
CTA VN2	CTA CCC TR	-	VC1/2/3	18			N7	N7	A	1	ISUP		9315	9318
CTA ME2	CTA CCC TR	-	VC1/2/3	16			N7	N7	A	1	ISUP		9294	9318
PGO SM	PGO CCC	-	VC1/2/3	17	16	mai/03	N7	N7	A	1+1	TUP		9538	9541
MGA NM	MGA CCC	-	VC1	9			N7	N7	A	1	ISUP		9858	9857
MGA RC1	MGA CCC	-	VC1/2/3 area 44	23	27	mai/03	N7	N7	A	1+1	ISUP		9860	9857
				27	16	jun/03	N7	N7	A	1+1	ISUP		9860	9857
MGA RC1	MGA CCC	PAPU	VC 1/2/3 area 43	-	11	jun/03	N7	N7	A		ISUP		9860	9857
LDA LM1	MGA CCC	-	VC 1 area 43	9			N7	N7	A	1+1	TUP		9860	9857
FOZ IT	FOZ CCC	-	VC1/2/3 AREA 45	14	15	mai/03	N7	N7	A	1+1	ISUP		10098	10101
FOZ IT	FOZ CCC	PPBC	VC1/2/3 AREA 46	0	4	jun/03	N7	N7	A		ISUP		10098	9857
FOZ MF	FOZ CCC	-	VC1	2	0	1-7	N7	N7	A	1	TUP		10098	10101
CSC GO	FOZ CCC	-	VC1 AREA 45	13			N7	N7	A	1	TUP		10050	10101
BNU 326	BNU CCC	-	VC1/2/3	11			N7	N7	A	1	ISUP		10307	10310
BNU TRB	BNU CCC	-	VC1/2/3	42	27	jun/03	N7	N7	A	1	TUP		10304	10310
				27	0	jul/03	N7	N7	A	1	TUP		10304	10310
BNU GW	BNU CCC	-	VC1/2/3	0	27	jul/03	N7	N7	A	1	ISUP		10279	10310
IAI 512	BNU CCC	PIAI	VC1 (ORIGIN TIM)	3			N7	N7	A	1	TUP		10305	10310
BCU TRA	BNU CCC	PBCU TRA	VC1 (ORIGIN TIM)	3	0		N7	N7	A	1	TUP		10306	10310
BCU AXE	BNU CCC	PBCU AXE	VC1 (ORIGIN TIM)	0	3	jul/03	N7	N7	A	1	ISUP		10325	10310
JGS 371	BNU CCC	PJGS	VC1 (ORIGIN TIM)	3		keep	N7	N7	A	1	TUP		10360	10310
CUA TR B	CUA CCC	-	VC1/2/3	15	0	jul/03	N7	N7	A	1	TUP		10432	10441
CUA EWSD	CUA CCC	-	VC1/2/3	10	20	jul/03	N7	N7	A	1	ISUP		10440	10441
TRO 626 RA	CUA CCC	PTRO	VC1 (ORIGIN TIM)	2					A				10433	10441
FNS ESRT 248TD3	FNS CCC	-	VC1/2/3	12			N7	N7	A	1	ISUP		10241	10244
FNS 224 TD2	FNS CCC	-	VC1/2/3	41	32	jun/03	N7	N7	A	1	ISUP		10240	10244
				32	20	jul/03	N7	N7	A	1	ISUP		10240	10244
FNS GW	FNS CCC	-	VC1/2/3	0	13	jul/03	N7	N7	A	1	ISUP		10283	10244
JVE TD2	JVE CCC	-	VC1/2/3	21			N7	N7	A	1	TUP		10308	10377
LGS TD2	LGS CCC	-	VC1/2/3	22			N7	N7	A	1	TUP		105?0	10562
CCO TD2	LGS CCC	PCCO	VC1 (ORIGIN TIM)	2			N7	N7	A	1	TUP		10496	10562
PLT CT02	PLT CCC	-		3	0	aug-03	N7	N7	A	1	TUP			11617
PLT CT03	PLT CCC	-		7			N7	N7	A	1	ISUP		11616	11617
PLT CB01	PLT CCC	-		4			N7	N7	QA	1	ISUP		11585	11617	PLT CT03-11616
Note: BrT x TIM LD and the CSP41 Transport Service Interconnection Media
Table data:
- Identification of BRASIL TELECOM’s POI;	- Number of Signaling Links
- Identification TIM CELULAR CENTRO SUL’s POI/PPI;	- Protocol type: TUP or ISUP;
- Number of existing trunks;	- Month/ year established for activation/change;
- Number of planned trunks;	- Logical numbering definition of BRASIL TELECOM’s and TIM’s exchange in the SCC#7 network, in decimal code;
- Month/year established for activation/change;	- Identification of the PTSs connected to BRASIL TELECOM’s and TIM’s exchanges, with their decimal codes;
- Type of line signaling;	- Division of the responsibilities for the provision of the MTL.
- Type of registration signaling;
- SCC#7 signaling mode definition: Associated or Closely associated
Note: In addition to the codes of the places where the POI/PPI is implemented, the conurbation codes will also be considered as local traffic.

2.4 Forwarding / destination area

2.4.1 – Forwarding TIM’s POI calls to BRASIL TELECOM’S POI

ORIGIN		DESTINATION		CALL FORWARDING NUMBERING													ACTIVATION DATE	LOAD PARTICIPATION (%)	ALTERNATIVE ROUTING TO
TIM		BRASIL TELECOM		PREFIXES	20 NUMBERING PLAN
POI	PPI	POI	PPI		N12	N11	N10	N9	N8	N7	N6	N5	N4	N3	N2	N1
CTA CCC TR		VN2 GW ME2 GW		0			-	8	0	0	4	1; 2	N4	N3	N2	N1		50%	VN2 GW ME2 GW
							-	8	0	0	4	3	0-6;8;9	N3	N2	N1
							-	8	0	0	4	4-6	N4	N3	N2	N1
							-	8	0	0	5	1;3;6;6	N4	N3	N2	N1
							-	8	0	0	6	N5	N4	N3	N2	N1
							8	0	0	0	5	1	N4	N3	N2	N1
							8	0	0	5	1	0	N4	N3	N2	N1
							8	0	0	5	4	1	N4	N3	N2	N1
							8	0	0	6	4	1-7	N4	N3	N2	N1
							3	0	0	1	4	N5	N4	N3	N2	N1
							3	0	0	4	0	0	N4	N3	N2	N1
				0,90	1	4	4	2-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							5	1;3-6	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							6	1-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
PGO CCC		PGO SM		0			-	8	0	0	4	1; 2	N4	N3	N2	N1
							-	8	0	0	4	3	0-6;8;9	N3	N2	N1
							-	8	0	0	4	4-6	N4	N3	N2	N1
							-	8	0	0	5	1;3;6;6	N4	N3	N2	N1
							-	8	0	0	6	N5	N4	N3	N2	N1
							8	0	0	0	5	1	N4	N3	N2	N1
							8	0	0	5	1	0	N4	N3	N2	N1
							8	0	0	5	4	1	N4	N3	N2	N1
							8	0	0	6	4	1-7	N4	N3	N2	N1
							3	0	0	1	4	N5	N4	N3	N2	N1
							3	0	0	4	0	0	N4	N3	N2	N1
				0,90	1	4	4	1;3-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							5	1;3-6	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							6	1-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
MGA CCC		MGA RC		0			-	8	0	0	4	1; 2	N4	N3	N2	N1
							-	8	0	0	4	3	0-6;8;9	N3	N2	N1
							-	8	0	0	4	4-6	N4	N3	N2	N1
							-	8	0	0	5	1;3;6;6	N4	N3	N2	N1
							-	8	0	0	6	N5	N4	N3	N2	N1
							8	0	0	0	5	1	N4	N3	N2	N1
							8	0	0	5	1	0	N4	N3	N2	N1
							8	0	0	5	4	1	N4	N3	N2	N1
							8	0	0	6	4	1-7	N4	N3	N2	N1
							3	0	0	1	4	N5	N4	N3	N2	N1
							3	0	0	4	0	0	N4	N3	N2	N1
				0,90	1	4	4	1-3 5-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							5	1;3-6	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							6	1-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
FOZ CCC		FOZ IT		0			-	8	0	0	4	1; 2	N4	N3	N2	N1
							-	8	0	0	4	3	0-6;8;9	N3	N2	N1
							-	8	0	0	4	4-6	N4	N3	N2	N1
							-	8	0	0	5	1;3;6;6	N4	N3	N2	N1
							-	8	0	0	6	N5	N4	N3	N2	N1
							8	0	0	0	5	1	N4	N3	N2	N1
							8	0	0	5	1	0	N4	N3	N2	N1
							8	0	0	5	4	1	N4	N3	N2	N1
							8	0	0	6	4	1-7	N4	N3	N2	N1
							3	0	0	1	4	N5	N4	N3	N2	N1
							3	0	0	4	0	0	N4	N3	N2	N1
				0,90	1	4	4	1-4;6-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							5	1-4	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							6	1-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
FOZ CCC		CSC GO		0			-	8	0	0	4	1; 2	N4	N3	N2	N1
							-	8	0	0	4	3	0-6;8;9	N3	N2	N1
							-	8	0	0	4	4-6	N4	N3	N2	N1
							-	8	0	0	5	1;3;6;6	N4	N3	N2	N1
							-	8	0	0	6	N5	N4	N3	N2	N1
							8	0	0	0	5	1	N4	N3	N2	N1
							8	0	0	5	1	0	N4	N3	N2	N1
							8	0	0	5	4	1	N4	N3	N2	N1
							8	0	0	6	4	1-7	N4	N3	N2	N1
							3	0	0	1	4	N5	N4	N3	N2	N1
							3	0	0	4	0	0	N4	N3	N2	N1
				0,90	1	4	4	1;3-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							5	1-4	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							6	1???	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
BNU CCC		BNU TRB		0			-	8	0	0	4	1; 2	N4	N3	N2	N1
							-	8	0	0	4	3	0-6;8;9	N3	N2	N1
							-	8	0	0	4	4-6	N4	N3	N2	N1
							-	8	0	0	5	1;3;6;6	N4	N3	N2	N1
							-	8	0	0	6	N5	N4	N3	N2	N1
							8	0	0	0	5	1	N4	N3	N2	N1
							8	0	0	5	1	0	N4	N3	N2	N1
							8	0	0	5	4	1	N4	N3	N2	N1
							8	0	0	6	4	1-7	N4	N3	N2	N1
							3	0	0	1	4	N5	N4	N3	N2	N1
							3	0	0	4	0	0	N4	N3	N2	N1
				0,90	1	4	4	1-6; 5-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							5	1-4	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							6	1-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
CUA CCC		CUA TRB CUA EWSD		0			-	8	0	0	4	1; 2	N4	N3	N2	N1
							-	8	0	0	4	3	0-6;8;9	N3	N2	N1
							-	8	0	0	4	4-6	N4	N3	N2	N1
							-	8	0	0	5	1;3;6;6	N4	N3	N2	N1
							-	8	0	0	6	N5	N4	N3	N2	N1
							8	0	0	0	5	1	N4	N3	N2	N1
							8	0	0	5	1	0	N4	N3	N2	N1
							8	0	0	5	4	1	N4	N3	N2	N1
							8	0	0	6	4	1-7	N4	N3	N2	N1
							3	0	0	1	4	N5	N4	N3	N2	N1
							3	0	0	4	0	0	N4	N3	N2	N1
				0,90	1	4	4	1-7;9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							5	1-4	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							6	1-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
FNS CCC		FNS ESRT 246 TD3 FNS 224 TD2		0			-	8	0	0	4	1; 2	N4	N3	N2	N1		50%	FNS ESRT 240 TD3 FNS 224 TD2
							-	8	0	0	4	3	0-6;8;9	N3	N2	N1
							-	8	0	0	4	4-6	N4	N3	N2	N1
							-	8	0	0	5	1;3;6;6	N4	N3	N2	N1
							-	8	0	0	6	N5	N4	N3	N2	N1
							8	0	0	0	5	1	N4	N3	N2	N1
							8	0	0	5	1	0	N4	N3	N2	N1
							8	0	0	5	4	1	N4	N3	N2	N1
							8	0	0	6	4	1-7	N4	N3	N2	N1
							3	0	0	1	4	N5	N4	N3	N2	N1
							3	0	0	4	0	0	N4	N3	N2	N1
				0,90	1	4	4	1-7;9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							5	1-4	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							6	1-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
JVE CCC		JVE TD2		0			-	8	0	0	4	1; 2	N4	N3	N2	N1
							-	8	0	0	4	3	0-6;8;9	N3	N2	N1
							-	8	0	0	4	4-6	N4	N3	N2	N1
							-	8	0	0	5	1;3;6;6	N4	N3	N2	N1
							-	8	0	0	6	N5	N4	N3	N2	N1
							8	0	0	0	5	1	N4	N3	N2	N1
							8	0	0	5	1	0	N4	N3	N2	N1
							8	0	0	5	4	1	N4	N3	N2	N1
							8	0	0	6	4	1-7l	N4	N3	N2	N1
							3	0	0	1	4	N5	N4	N3	N2	N1
							3	0	0	4	0	0	N4	N3	N2	N1
					0,90	1	4	???	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							5	1-4	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							6	1-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
LGS CCC		LGS TD2		0			-	8	0	0	4	1; 2	N4	N3	N2	N1
							-	8	0	0	4	3	0-6;8;9	N3	N2	N1
							-	8	0	0	4	4-6	N4	N3	N2	N1
							-	8	0	0	5	1;3;6;6	N4	N3	N2	N1
							-	8	0	0	6	N5	N4	N3	N2	N1
							8	0	0	0	5	1	N4	N3	N2	N1
							8	0	0	5	1	0	N4	N3	N2	N1
							8	0	0	5	4	1	N4	N3	N2	N1
							8	0	0	6	4	1-7	N4	N3	N2	N1
							3	0	0	1	4	N5	N4	N3	N2	N1
							3	0	0	4	0	0	N4	N3	N2	N1
					0,90	1	4	1-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							5	1-4	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							6	1-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
PLT CCC		PLT CT03		0			-	8	0	0	4	1; 2	N4	N3	N2	N1
							-	8	0	0	4	3	0-6;8;9	N3	N2	N1
							-	8	0	0	4	4-6	N4	N3	N2	N1
							-	8	0	0	5	1;3;6;6	N4	N3	N2	N1
							-	8	0	0	6	N5	N4	N3	N2	N1
							8	0	0	0	5	1	N4	N3	N2	N1
							8	0	0	5	1	0	N4	N3	N2	N1
							8	0	0	5	4	1	N4	N3	N2	N1
							8	0	0	6	4	1-7	N4	N3	N2	N1
							3	0	0	1	4	N5	N4	N3	N2	N1
							3	0	0	4	0	0	N4	N3	N2	N1
				0,90	1	4	4	1-8	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							5	1;2;4	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1
							6	1-9	-	-	-	-	-	1	2	1
									N8	N7	N6	N5	N4	N3	N2	N1

2.4.1 – Forwarding BRASIL TELECOM’S POI calls to TIM’s POI

ORIGIN		DESTINATION		CALL FORWARDING NUMBERING (SEND)													ACTIVATION DATE	LOAD PARTICIPATION (%)	ALTERNATIVE ROUTING TO
TIM		BRASIL TELECOM		PREFIXES	21 NUMBERING PLAN
POI	PPI	POI	PPI		N12	N11	N10	N9	N8	N7	N6	N5	N4	N3	N2	N1
BNU TR B	-	BNU CCC	-	0; 90	1	2;4;5	4	7	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3
CUA TRB CUA EWSD	-	CUA CCC	-	0; 90	1	2;4;5	4	8	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3
FNS 224 TD2	-	FNS CCC	-	0; 90	1	2;4;5	4	8	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3
ESRT 246TD3	-	FNS CCC	-	0; 90	1	2;4;5	4	6	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3
JVE TD2	-	JVE CCC	-	0; 90	1	2;4;5	4	7	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3
LGS TD2	-	LGS CCC	-	0; 90	1	2;4;5	4	?	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3
VN2 GW ME2 GW	-	CTA CCC TR	-	0; 90	1	2;4;5	4	1	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3
PGO SM	-	PGO CCC	-	0; 90	1	2;4;5	4	2	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3
MGA RC	-	MGA CCC	-	0; 90	1	2;4;5	4	3	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3
MGA RC	-	MGA CCC	-	0; 90	1	2;4;5	4	4	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3
FOZ IT	-	FOZ CCC	-	0; 90	1	2;4;5	4	5	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3
FOZ IT	-	FOZ CCC	-	0; 90	1	2;4;5	4	6	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3
PLT CB01	-	PLT CCC	-	0; 90	1	2;4;5	5	3	9	3-6	N6	N5	N4	N3	N2	N1
					3	1
					4	3

ORIGIN		DESTINATION				MARKING	SEND TO	TRAFFIC FORWARDING
NETWORK	ANF/ Region	TYPE	CSP	CN	CODE RANGE			ORIGIN	DESTIN.	IDENT	TIM-BRT ROUTE	TRAF %
TIM	41	N	CSP 0	? - 41	?	0 CSP CN N7/N8	0 CSP CN N7/N8	TR CEL CTA	VN ii EWSD	750	41 CTA CTA TIM BRT D	50%
TIM	41	A	CSP 0	? - 41	?	90 CSP CN N7/N8	90 CSP CN N7/N8	TR CEL CTA	VN ii EWSD	750	41 CTA CTA TIM BRT D	50%
TIM	41	N	CSP 0	? - 41	?	0 CSP CN N7/N8	0 CSP CN N7/N8	TR CEL CTA	ME ii EWSD	740	41 CTA CTA TIM BRT L	50%
TIM	41	A	CSP 0	? - 41	?	90 CSP CN N7/N8	90 CSP CN N7/N8	TR CEL CTA	ME ii EWSD	740	41 CTA CTA TIM BRT L	50%
TIM	41	N	CSP 0	? - 41	?	0 CSP CN N7/N8	0 CSP CN N7/N8	MCTA01	VN ii EWSD	41 BRT K	41 CTA CTA TIM BRT K	50%
TIM	41	A	CSP 0	? - 41	?	90 CSP CN N7/N8	90 CSP CN N7/N8	MCTA01	VN ii EWSD	41 BRT K	41 CTA CTA TIM BRT K	50%
TIM	41	N	CSP 0	? - 41	?	0 CSP CN N7/N8	0 CSP CN N7/N8	MCTA01	ME ii EWSD	41 BRT M	41 CTA CTA TIM BRT M	50%
TIM	41	A	CSP 0	? - 41	?	90 CSP CN N7/N8	90 CSP CN N7/N8	MCTA01	ME ii EWSD	41 BRT M	41 CTA CTA TIM BRT M	50%
BRT	?	N	CSP I	41	41_TIM	0 CSP CN N8	0 CSP CN N8		TR CEL CTA	750	41 CTA CTA TIM BRT D	50%
BRT	?	A	CSP I	41	41_TIM	90 CSP CN N8	90 CSP CN N8	VN ii EWSD	TR CEL CTA	750	41 CTA CTA TIM BRT D	50%
BRT	?	N	CSP I	41	41_TIM	0 CSP CN N8	0 CSP CN N8	ME ii EWSD	TR CEL CTA	740	41 CTA CTA TIM BRT L	50%
BRT	?	A	CSP I	41	41_TIM	90 CSP CN N8	90 CSP CN N8	ME ii EWSD	TR CEL CTA	740	41 CTA CTA TIM BRT L	50%
BRT	?	N	CSP I	41	41_TIM	0 CSP CN N8	0 CSP CN N8	VN ii EWSD	MCTA01	41 BRT K	41 CTA CTA TIM BRT K	50%
BRT	?	A	CSP I	41	41_TIM	90 CSP CN N8	90 CSP CN N8	VN ii EWSD	MCTA01	41 BRT K	41 CTA CTA TIM BRT K	50%
BRT	?	N	CSP I	41	41_TIM	0 CSP CN N8	0 CSP CN N8	ME ii EWSD	MCTA01	41 BRT M	41 CTA CTA TIM BRT M	50%
BRT	?	A	CSP I	41	41_TIM	90 CSP CN N8	90 CSP CN N8	ME ii EWSD	MCTA01	41 BRT M	41 CTA CTA TIM BRT M	50%

TIM	42	A	CSP 0	? - 42	?	0 CSP CN N7/N8	0 CSP CN N7/N8	PGO CCC	PGO B	42 BRT A	42 PGO PGO TIM BRT A	100%
TIM	42	N	CSP 0	? - 42	?	90 CSP CN N7/N8	90 CSP CN N7/N8	PGO CCC	PGO B	42 BRT A	42 PGO PGO TIM BRT A	100%
BRT	?	A	CSP I	42	42_TIM	0 CSP CN N8	0 CSP CN N8	PGO B	PGO CCC	42 BRT A	42 PGO PGO TIM BRT A	100%
BRT	?	N	CSP I	42	42_TIM	90 CSP CN N8	90 CSP CN N8	PGO B	PGO CCC	42 BRT A	42 PGO PGO TIM BRT A	100%

TIM	44	N	CSP 0	? - 44	?	0 CSP CN N7/N8	0 CSP CN N7/N8	MGA CCC	MGA C	44 BRT A	44 MGA MGA TIM BRT A	100%
TIM	44	A	CSP 0	? - 44	?	90 CSP CN N7/N8	90 CSP CN N7/N8	MGA CCC	MGA C	44 BRT A	44 MGA MGA TIM BRT A	100%
BRT	?	N	CSP I	44	44_TIM	0 CSP CN N8	0 CSP CN N8	MGA C	MGA CCC	44 BRT A	44 MGA MGA TIM BRT A	100%
BRT	?	A	CSP I	44	44_TIM	90 CSP CN N8	90 CSP CN N8	MGA C	MGA CCC	44 BRT A	44 MGA MGA TIM BRT A	100%

TIM	45	A	CSP 0	? - 45	?	0 CSP CN N7/N8	0 CSP CN N7/N8	FOZ CCC	FOZ IT	45 BRT A	45 FOZ FOZ TIM BRT A	100%
TIM	45	N	CSP 0	? - 45	?	90 CSP CN N7/N8	90 CSP CN N7/N8	FOZ CCC	FOZ IT	45 BRT A	45 FOZ FOZ TIM BRT A	100%
BRT	?	A	CSP I	45	45_TIM	0 CSP CN N8	0 CSP CN N8	FOZ IT	FOZ CCC	45 BRT A	45 FOZ FOZ TIM BRT A	100%
BRT	?	N	CSP I	45	45_TIM	90 CSP CN N8	90 CSP CN N8	FOZ IT	FOZ CCC	45 BRT A	45 FOZ FOZ TIM BRT A	100%

TIM	46	N	CSP 0	? - 46	?	0 CSP CN N7/N8	0 CSP CN N7/N8	FOZ CCC	FOZ IT	46 BRT A	46 FOZ FOZ TIM BRT A	100%
TIM	46	A	CSP 0	? - 46	?	90 CSP CN N7/N8	90 CSP CN N7/N8	FOZ CCC	FOZ IT	46 BRT A	46 FOZ FOZ TIM BRT A	100%
BRT	?	N	CSP I	46	46_TIM	0 CSP CN N8	0 CSP CN N8	FOZ IT	FOZ CCC	46 BRT A	46 FOZ FOZ TIM BRT A	100%
BRT	?	A	CSP I	46	46_TIM	90 CSP CN N8	90 CSP CN N8	FOZ IT	FOZ CCC	46 BRT A	46 FOZ FOZ TIM BRT A	100%

TIM	47	N TIM <BNU>	CSP 0	? - 47	?	0 CSP CN N7/N8	0 CSP CN N7/N8	BNU CCC	BNU TD2	47 BRT B	47 BNU BNU TIM BRT B	100%
TIM	47 TIM <JVE>	N	CSP 0	? - 47	?	90 CSP CN N7/N8	90 CSP CN N7/N8	JVE CCC	JVE TD2	47 BRT A	47 JVE JVE TIM BRT A	100%
TIM	47 TIM <BNU>	A	CSP 0	? - 47	?	0 CSP CN N7/N8	0 CSP CN N7/N8	BNU CCC	BNU TD2	47 BRT B	47 BNU BNU TIM BRT B	100%
TIM	47 TIM <JVE>	A	CSP 0	? - 47	?	90 CSP CN N7/N8	90 CSP CN N7/N8	JVE CCC	JVE TD2	47 BRT A	47 JVE JVE TIM BRT A	100%
BRT	?	N	CSP I	47	47_TIM_<BNU>	0 CSP CN N8	0 CSP CN N8	BNU CCC	BNU TD2	47 BRT B	47 BNU BNU TIM BRT B	100%
BRT	?	N	CSP I	47	47_TIM_<JVE>	0 CSP CN N8	0 CSP CN N8	JVE TD2	JVE CCC	47 BRT A	47 JVE JVE TIM BRT A	100%
BRT	?	A	CSP I	47	47_TIM_<BNU>	90 CSP CN N8	90 CSP CN N8	BNU TD2	BNU CCC	47 BRT B	47 BNU BNU TIM BRT B	100%
BRT	?	A	CSP I	47	47_TIM_< JVE >	90 CSP CN N8	90 CSP CN N8	JVE CCC	JVE TD2	47 BRT A	47 JVE JVE TIM BRT A	100%

TIM	48 TIM <FNS>	N	CSP 0	? - 48	?	0 CSP CN N7/N8	0 CSP CN N7/N8	FNS CCC	FNS TD2	48 BRT A	48 FNS FNS TIM BRT A	100%
TIM	48 TIM <CUA>	N	CSP 0	? - 48	?	90 CSP CN N7/N8	90 CSP CN N7/N8	CUA CCC	CUA EWSD	48 BRT B	48 CUA CUA TIM BRT B	100%
TIM	48 TIM < FNS >	A	CSP 0	? - 48	?	0 CSP CN N7/N8	0 CSP CN N7/N8	FNS CCC	FNS TD2	48 BRT A	48 FNS FNS TIM BRT A	100%
TIM	48 TIM < CUA >	A	CSP 0	? - 48	?	90 CSP CN N7/N8	90 CSP CN N7/N8	CUA CCC	CUA EWSD	48 BRT B	48 CUA CUA TIM BRT B	100%
BRT	?	N	CSP I	48	48_TIM_<FNS>	0 CSP CN N8	0 CSP CN N8	FNS TD2	FNS CCC	48 BRT A	48 FNS FNS TIM BRT A	100%
BRT	?	N	CSP I	48	48_TIM_<CUA>	0 CSP CN N8	0 CSP CN N8	CUA EWSD	CUA CCC	48 BRT B	48 FNS FNS TIM BRT B	100%
BRT	?	A	CSP I	48	48_TIM_<FNS>	90 CSP CN N8	90 CSP CN N8	FNS TD2	FNS CCC	48 BRT A	48 FNS FNS TIM BRT A	100%
BRT	?	A	CSP I	48	48_TIM_< CUA >	90 CSP CN N8	90 CSP CN N8	CUA CCC	CUA EWSD	48 BRT B	48 CUA CUA TIM BRT B	100%

TIM	49	A	CSP 0	? - 49	?	0 CSP CN N7/N8	0 CSP CN N7/N8	LGS CCC	LGS TD2	49 BRT A	49 LGS LGS TIM BRT A	100%
TIM	49	N	CSP 0	? - 49	?	90 CSP CN N7/N8	90 CSP CN N7/N8	LGS CCC	LGS TD2	49 BRT A	49 LGS LGS TIM BRT A	100%
BRT	?	A	CSP I	49	49_TIM	0 CSP CN N8	0 CSP CN N8	LGS TD2	LGS CCC	49 BRT A	49 LGS LGS TIM BRT A	100%
BRT	?	N	CSP I	49	49_TIM	90 CSP CN N8	90 CSP CN N8	LGS TD2	LGS CCC	49 BRT A	49 LGS LGS TIM BRT A	100%

TIM	53	N	CSP 0	51,54,55	?	0 CSP CN N7/N8	0 CSP CN N7/N8	PLT CCC	TR CRT	53 BRT A	53 PLT PLT TIM BRT A	100%
TIM	53	N	CSP 0	? – 51,54,5	?	0 CSP CN N7/N8	0 CSP CN N7/N8	PLT CCC	CENTRO iii	53 BRT B	53 PLT PLT TIM BRT B	100%
TIM	53	A	CSP 0	51,54,55	?	90 CSP CN N7/N8	90 CSP CN N7/N8	PLT CCC	TR CRT	53 BRT A	53 PLT PLT TIM BRT A	100%
TIM	53	A	CSP 0	? – 51,54,5	?	90 CSP CN N7/N8	90 CSP CN N7/N8	PLT CCC	CENTRO iii	53 BRT B	53 PLT PLT TIM BRT B	100%
BRT	?	N	CSP I	53	53_TIM	0 CSP CN N8	0 CSP CN N8	TR CRT	PLT CCC	53 BRT A	53 PLT PLT TIM BRT A	100%
BRT	?	N	CSP I	53	53_TIM	0 CSP CN N8	0 CSP CN N8	CENTRO iii	PLT CCC	53 BRT B	53 PLT PLT TIM BRT B	100%
BRT	?	A	CSP I	53	53_TIM	90 CSP CN N8	90 CSP CN N8	PLT CCC	PLT CCC	53 BRT A	53 PLT PLT TIM BRT A	100%
BRT	?	A	CSP I	53	53_TIM	90 CSP CN N8	90 CSP CN N8	CENTRO iii	PLT CCC	53 BRT B	53 PLT PLT TIM BRT B	100%
21.1 A	B	21.1.1 C	21.1.2 D	E	F	G	H	I	J		K	L

* The Carrier receiving the Revenue shall pay for the Networks used.
CSPo = Carrier Selection Codes Transmitted by BrT for Calls Originated --> 14, 15, 31, 41
CSPi = Carrier Selection Codes Transmitted by BrT for Calls Terminated --> 12, 14, 15, 31, 41, 43, 45
Carr = Long Distance Carrier to which the CSP used for the call belongs

3. Circuit Identification Rules

The circuit numbering of the interconnection routes shall be standardized so that the circuit number shall always coincide with the CIC, in a 31 circuit module per 2Mbps system. This numbering must not be altered because of the ut

Example:
-	1st System - CIC 01 to 31
-	2nd System - CIC 33 to 63
-	3rd System - CIC 65 to 95
-	etc.

4. Common Channel Signaling Allocation Rule

Each interconnection route common signaling channel shall always be allocated to channel 16 of the first E1. In the event a second signaling channel is required, this shall be allocated to channel 16 the last E1 of each DPC (as long as the

5. Circuit Occupation Rule

Channel occupation shall, preferably , follow method 2 of the ITU-T recommendation, in other words, the smallest OPC occupying the odd numbered channels and the largest OPC occupying the even numbered channels, always choosing those that have been longer without traffic. C

6. Forwarding Rules

6.1 Intra-ANF Traffic between the Parts’ Networks

For (N8) N7 N6 N5 N4 N3 N2 N1 or O + CN + (N8) N7 N6 N5 N4 N3 N2 N1: TIM>BrT route = 0 + CN + (N8) N7 N6 N5 N4 N3 N2 N1

For 90 90 (N8) N7 N6 N5 N4 N3 N2 N1 or 90 +

7. Rule to forward ACB call messages

ACB call messages shall be inserted by the Carried receiving the funds, according to Resolution 252.

8. Unplanned event

An unplanned event occurring, the parties shall guarantee the continuity of the interconnection, by using in their routing systems and exchanges an internal backup with duplicate modules, including processors, thus guaranteeing the continuity

2 ATTACHMENT 4 – VU-M VALUES

1. CLAUSE ONE – PURPOSE

1.1 The purpose of this Attachment 4 is to establish the TIM SUL SMP (VU-M) Network Charges, both for originated calls and completed calls, according to the National Telecommunication Agency (ANATEL)’s Resolution 319/02, dated September 27, 2002, and published in the Diário Oficial da União (DOU) on September 1, 2002 to be paid by BRASIL TELECOM, as well as to establish the billing and payment procedures, taking into consideration the applicable regulations.

2. CLAUSE TWO – DEFINITIONS

VU-M: TIM SUL SMP Network charges, in Reals (R$) per minute.

VC: Maximum communication charge approved by ANATEL for BRASIL TELECOM, applied to Fixed Line -Mobile telecommunication, when the secondary registration area, identified by the first two digits of the Fixed Line Switched Service Subscriber National Code, is the Secondary Registered Area itself, associated to the Registration Area (under agreement) of the Personal Communications Service Subscriber.

VC1: Maximum communication charge approved by ANATEL for BRASIL TELECOM, applied to Fixed line -Mobile communication, when the secondary registered area, identified by the first two digits of the Fixed Line Switched Service Subscriber National Code, is the Secondary Registered Area itself, associated to the Registration Area (under agreement) of the Personal Communications Service Subscriber.

PGO: GENERAL GRANTING PLAN

2.1 For the purposes hereof, the definitions established in the applicable Regulation also apply.

3. CLAUSE THREE – TIM SUL NETWORK USAGE CHARGE

3.1 VU-M

3.1.1 For the purpose of the present Agreement, the Parties agree that the TIM SUL Network Usage Charge (VU-M) shall be the maximum such charge approved by Anatel.

3.3 Approved VU-M

3.3.1 Anatel approved TIM SUL’s VU-Ms, hereinafter described, by the following Decisions nº 33.389, nº 33.391 and nº 33.393, published in the DOU, on February 6 , 2003.

3.3.1.1. The TIM SUL S.A. VU-M. (Paraná subsidiary) is equal to R$ 0.3443 (thirty-four cents and forty-three hundredths of a cent of one Real), after taxes;
3.3.1.2 The TIM SUL S.A. VU-M S.A. (Santa Catarina subsidiary) is equal to R$ 0.3443 (thirty-four cents and forty-three hundredths of a cent of one Real), after taxes;
3.3.1.3 The TIM SUL S.A. VU-M (Pelotas subsidiary) is equal to R$ 0.3443 (thirty-four cents and forty-three hundredths of a cent of one Real), after taxes;

3.3.2 BRASIL TELECOM shall pay TIM SUL the VM-Us established in the foregoing items 3.3.1.1, 3.3.1.2 and 3.3.1.3 from the date set forth in their Approvals.

4. CLAUSE FOUR – ADJUSTMENTS AND REBATES
4.1. TIM SUL’s VU-Ms, defined herein’s items 3.3.1.1, 3.3.1.2 and 3.3.1.3 shall be adjusted as established in Anatel regulations.
4.2. The Parties hereby agree that occasional rebates granted by BRASIL TELECOM to its subscribers or users shall not affect the TIM SUL mobile network usage charges established herein.
4.3.1 In the event any of the Parties offers promotional user prices, whether temporary or not, the Parties may agree beforehand and in writing on the amount of the rebates to be offered on the corresponding Network Usage Charges.

4.4. The Parties may jointly establish the concession of rebates, considering the volume of calls, provided parity is ensured and they are not discriminating.

5. CLAUSE FIVE – CHARGE SETTLEMENT

5.1 The procedure for the settlement of TIM SUL network usage charges (VU-M) is shown in Attachment 2 hereto.